SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

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BLACK RIDGE OIL & GAS, INC.
(Name of Registrant As Specified In Its Charter)

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	(1)	Title of each class of securities to which transaction applies:

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	(4)	Proposed maximum aggregate value of transaction:

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We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy

BLACK RIDGE OIL & GAS, INC.
10275 Wayzata Boulevard, Suite 100
Minnetonka MN 55305
(952) 426-1241

NOTICE OF ACTION BY
WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

We are furnishing this notice and the accompanying information statement (the “Information Statement”) to the holders of shares of common stock, par value $0.001 per share (“Common Stock”), of Black Ridge Oil & Gas, Inc. (the “Company”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, and Section 78.320 of the State of Nevada Revised Statutes (the “Nevada Revised Statutes”) and Section 78.565 of the Nevada Revised Statutes in connection with the approval of the actions described below (taken by written consent of the holders of a majority of the issued and outstanding shares of Common Stock (the “Written Consent”):

The consummation of the plan of asset contribution and satisfaction of debt between the Company and Chambers Energy Management, LP (“Chambers”), which consists of the following steps:

a.	The contribution and assignment to Black Ridge Holding Company, LLC, a Delaware limited liability company (“BRHC”), of all of the Company's (i) oil and gas assets (including working capital and tangible and intangible assets) (the “Assets”), (ii) outstanding balances under the Cadence Credit Facility (as defined herein) (which is held by Cadence Bank, N.A. (“Cadence”)) and the Chambers Credit Facility (as defined herein) (which is held by Chambers) (collectively, with the Cadence Credit Facility, the “Assigned Debt” or “Credit Facilities”) and (iii) all current liabilities related to the Assets, in exchange for 5% of the issued and outstanding Class A Units (the “Class A Units”) in BRHC (the “Asset Contribution”); and

b.	The issuance by BRHC of a number of Class A Units representing 95% of the Class A Units of BRHC to affiliates of Chambers (specifically, Chambers Energy Capital II, LP and CEC II TE, LLC (collectively, the “Chambers Affiliates”)) in exchange for the release of BRHC's obligations under the Chambers Credit Facility (the “Satisfaction of Debt” and, together with the Asset Contribution, the “BRHC Transaction”). In addition, upon consummation of the BRHC Transaction, the warrants to purchase common stock of the Company dated as of August 8, 2013 (the “Warrants”), that were issued to Chambers Energy Capital II, LP and Chambers Energy Capital II TE, LP in connection with the Chambers Credit Facility will be automatically retired and cancelled.

The purpose of this Information Statement is to notify our stockholders that on March 29, 2016 the owners of approximately 53.3% of our issued and outstanding shares of Common Stock as of March 16, 2016 executed a written consent approving the BRHC Transaction. In accordance with Rule 14c-2 promulgated under the Exchange Act, the BRHC Transaction will become effective no sooner than 20 days after we mail this notice and the accompanying Information Statement to our stockholders.

In order to obtain the votes necessary to effectuate the BRHC Transaction, certain shareholders of the Company solicited less than 10 persons in accordance with Rule 14a-2(b) promulgated under the Exchange Act. The Written Consent that was received as a result of such solicitation constitutes the only stockholder approval required for the BRHC Transaction under Nevada law and, as a result, no further action by any other stockholder is required to approve the BRHC Transaction and we have not and will not be soliciting your approval of the BRHC Transaction. This notice and the accompanying Information Statement are being mailed to our stockholders on or about April [  ], 2016. This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Section 78.320 of the Nevada Revised Statutes and Rule 14c-2 promulgated under the Exchange Act.

By Order of the Board of Directors

/s/ Kenneth DeCubellis
Chief Executive Officer

BLACK RIDGE OIL & GAS, INC.
(formerly known as ANTE5, INC.)
10275 Wayzata Boulevard, Suite 100
Minnetonka MN 55305
(952) 426-1241

INFORMATION STATEMENT

Action by Written Consent of Majority Stockholders

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL OVERVIEW OF ACTIONS

This Information Statement is being furnished to the holders of shares of Common Stock of the Company in connection with the action by written consent of the holders of a majority of our issued and outstanding shares of Common Stock taken without a meeting to approve the actions described in this Information Statement. In this Information Statement, all references to “the Company,” “we,” “us” or “our” refer to Black Ridge Oil & Gas, Inc. We are mailing this Information Statement to our stockholders of record as of March 16, 2016 (the “Record Date”) on or about April [  ], 2016.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions described herein will not become effective until 20 calendar days following the date on which this Information Statement is first mailed to our stockholders.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

Actions by Consenting Stockholders

On March 20, 2016, the Board of Directors (the “Board”) of the Company unanimously adopted resolutions approving the BRHC Transaction. The consummation of the plan of Asset Contribution between the Company and Chambers, which consists of the following steps:

a.	The contribution of the Assets to BRHC and the assignment of the Assigned Debt and all current liabilities related to the Assets to BRHC in exchange for 5% of the Class A Units in BRHC; and

b.	The issuance by BRHC of a number of Class A Units representing 95% of the Class A Units of BRHC to the Chambers Affiliates in exchange for the release of BRHC's obligations under the Chambers Credit Facility and the cancellation of the Warrants.

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In order to obtain the approval of our stockholders for the BRHC Transaction, we could have convened a special meeting of the stockholders for the specific purpose of voting on such matters. However, Section 78.320 of the Nevada Revised Statutes and Section 2.13 of our Bylaws provides that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding shares of Common Stock having not less than the minimum number of votes that would be necessary to take such action. As of the close of business of the Record Date, we had 47,979,990 shares of Common Stock outstanding and entitled to vote on the BRHC Transaction. Each share of Common Stock outstanding as of the close of business on the Record Date was entitled to one vote. In order to effect the above actions as early as possible in order to accomplish the purposes hereafter described, a small number of our shareholders utilized the written consent of the holders of a majority of the outstanding shares of our Common Stock. Rule 14a-2(b)(2) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), provides that a solicitation made otherwise than on behalf of a registrant where the total number of persons solicited is no more than ten is exempt from the proxy solicitation rules and procedures.

On March 20, 2016 the Company’s Board unanimously adopted resolutions approving the BRHC Transaction. Mr. Lyle Berman was in attendance at that March 20, 2016 Board meeting as a consultant to the Company. After the Board meeting, Messrs. Bradley Berman, Lyle Berman and Ken DeCubellis in their capacities as stockholders of the Company, on their own volition and not at the request of the Company contacted certain long-standing stockholders of the Company, with whom they had long-standing relationships, regarding the BRHC Transaction. On March 29, 2016, pursuant to Section 78.320 of the Nevada Revised Statutes and Section 2.13 of our Bylaws, stockholders holding an aggregate of 25,576,086 shares of our Common Stock, representing 53.3% of our outstanding shares of Common Stock executed and delivered to us the Written Consent (the “Majority Stockholders”). The table below lists the consenting person for the written consent and the percentage of potential votes represented by such person:

Consenting Person	Percentage of Potential Votes(1)
Ken DeCubellis	0.4%
Bradley Berman	12.3%
Lyle Berman	5.3%
Neil Sell(2)	7.9%
Erica Berman(3)	0.4%
Joseph Lahti(4)	0.1%
Twin City Technical(5)	9.4%
Irish Oil & Gas(5)	9.4%
Ernest W. Moody Revocable Trust(6)	5.2%
Voting Agreement(7)	2.8%
Total (9 persons)	53.3%

(1) Percentages calculated based on 47,979,990 shares of outstanding common stock that were entitled to vote on the record date for the written consent.

(2) Mr. Sell is the trustee for shares held by trusts for the children of Mr. Lyle Berman.

(3) Ms. Berman is the wife of Mr. Bradley Berman.

(4) Mr. Lahti is a director of the Company.

(5) These companies sold oil and gas properties to the Company early in its development and have longstanding business relationships with Mr. Bradley Berman.

(6) Mr. Moody has a long-standing business relationship with Mr. Lyle Berman and Mr. Bradley Berman.

(7)Certain persons who purchased shares in the Company’s private offering which closed on December 16, 2010 with respect to common stock purchased in that offering entered into a voting agreement that gives our board of directors, by majority vote, the power to vote such shares of common stock. There are presently 1,335,000 shares of common stock that are the subject of such voting agreement and the Company’s Board of Directors executed the written consent regarding such shares.

The Company did not solicit any consents and the Company’s Board of Directors did not authorize anyone to solicit consents on behalf of the Company. The Company’s directors, who are also stockholders, and the directors pursuant to the terms of the pre-existing voting agreement, consented to the actions they approved as directors.

Your consent is not required and is not being solicited in connection with the approval of the BRHC Transaction.

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TABLE OF CONTENTS

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS	4
SUMMARY	4
GENERAL QUESTIONS AND ANSWERS ABOUT THE BRHC TRANSACTION	9
SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT	11
INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON	13
BUSINESS OF THE COMPANY	13
BACKGROUND, MECHANICS AND REASONS FOR THE CONSUMMATION OF THE BRHC TRANSACTION	13
Principal Reasons for the BRHC Transaction	14
Material Terms to the BRHC Transaction	19
Parties to the BRHC Transaction	23
Potential Disadvantages of the BRHC Transaction	24
Accounting Consequences	24
Regulatory Approval	24
Dissenters’ Rights of Appraisal	24
Report, Opinion or Appraisal	25
Certain U.S. Federal Income Tax Consequences	25
RISK FACTORS	26
Risks Related to the BRHC Transaction	26
Risks Related to the Business after the BRHC Transaction	26
STATEMENT OF ADDITIONAL INFORMATION	28
WHERE YOU CAN FIND MORE INFORMATION	28
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION	28
ANNEX A - Asset Contribution Agreement
ANNEX B - Chambers Contribution Agreement
ANNEX C - Management Services Agreement
ANNEX D - BRHC LLC Agreement

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements included in this Information Statement and other materials filed with the SEC constitute “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. These forward-looking statements are not based on historical facts, but rather reflect our current expectations concerning future results and events. Similarly, statements that describe our objectives, plans or goals are or may be forward-looking statements. We have tried, wherever possible, to identify such statements by using words such as “anticipate”, “assume”, “believe”, “expect”, “intend”, “plan”, and words and terms of similar substance in connection with any discussion of operating or financial performance. Such forward-looking statements involve a number of risks, uncertainties and other important factors that could cause our actual results, performance, or achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include, among others, those discussed in this Information Statement under the headings “RISK FACTORS” and “BUSINESS OF THE COMPANY”

Neither we nor any other person assumes any responsibility for the accuracy or completeness of such statements. We operate in a changing business environment and new risks arise from time to time. The forward-looking statements included in this document are made only as of the date of this document and under Section 27A of the Securities Act and Section 21E of the Exchange Act. We do not have a duty to update any of the forward-looking statements to reflect subsequent events or circumstances.

SUMMARY

The following summary briefly describes the material terms of the BRHC Transaction. Please refer to the more detailed information contained elsewhere in this Information Statement, the Annex to this Information Statement, and the documents referred to and incorporated by reference in this Information Statement.

•	Background and Reasons for the BRHC Transaction:

The Company presently has $28,800,000 of outstanding balances under the Cadence Credit Facility, which is held by Cadence, and $32,818,328 of outstanding balances under the Chambers Credit Facility (defined herein), which is held by Chambers. As a result of the low commodity price environment, the Company is not in compliance with its financial covenants for the quarter ended December 31, 2015. The net asset value of the Company at $35.00 per barrel of oil is considerably less than the outstanding balances on the Credit Facilities. During January 2016, oil traded at a price of $26.68 to $36.81 per barrel based on the daily closing spot prices for West Texas Intermediate (“WTI”) per the U.S. Energy Information Administration.

As a result of the Company’s financial distress based on conditions in the oil and gas industry, Chambers has negotiated with the Company the terms of the BRHC Transaction which the Board believes is in the best interest of all stakeholders and will permit the stockholders of the Company to preserve an equity stake in the Company which will reflect the value of the assets in BRHC both positively and negatively depending upon the change in commodity prices and well performance going forward. Chambers will immediately invest $10,000,000 (or such additional amount as agreed to between Chambers and Cadence) into BRHC to reduce the Cadence Credit Facility debt to levels that are more reasonable in the current commodity price environment, and also commit an additional amount up to $20,000,000 to BRHC for general corporate purposes which may be called at the sole discretion of the BRHC Board. This commitment of additional capital by Chambers, totaling $30,000,000, was not feasible for the Company to obtain on its own because of the relative lack of capital available from the capital markets and without restructuring the Company’s balance sheet.

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The BRHC Transaction also allows the Company’s management team to continue managing the Company’s assets on behalf of BRHC. Furthermore, the management team can focus efforts on acquiring distressed assets in partnership with Chambers, Merced Capital via the existing Merced Black Ridge, LLC joint venture, as well as other potential joint ventures. Our management and Board believe that the opportunity to acquire distressed assets with our partners presents an opportunity for significant value creation for shareholders.

Our Board has unanimously determined that the BRHC Transaction is advisable, fair to and in the best interests of the Company and our shareholders. Accordingly, the Board unanimously approved the BRHC Transaction. In making this determination, our Board considered a number of factors (which are summarized beginning on page 14) including, among other things, our business operations, financial condition, earnings and business prospects, our inability to maintain compliance with financial covenants in our credit facilities, and the challenges facing us given the current low level of commodity prices, and the terms of the BRHC Transaction. In the course of its deliberations, our Board also considered a variety of risks or potential drawbacks relating to the BRHC Transaction that are summarized beginning on page 26.

•	Interests of Certain Affiliated Persons:

The Company will be granted 1,000,000 Class B Units in BRHC initially, and in turn, the Company may transfer such Class B Units to certain members of the Company's management (the “Class B Members”). Subject to certain conditions, the Class B Units are profits interests that will entitle the holders to participate in any future distributions of BRHC after distributions equal to the capital contributions and preferred return have been made to the holders of Class A Units of BRHC.

•	Risk Factors:

Please see below for the section of this Information Statement titled “RISK FACTORS”.

•	Summary of the Key Terms to the BRHC Transaction:

o	The Company will contribute the Assets and assign its Assigned Debt and current liabilities related to the Assets to BRHC in exchange for 5% of the Class A Units in BRHC, pursuant to a certain Asset Contribution Agreement, a copy of which is included in Annex A.

o	BRHC will issue a number of Class A Units to the Chambers Affiliates representing 95% of the Class A Units of BRHC in exchange for the release of all of BRHC's obligations under the Chambers Credit Facility (the “Chambers Loan Conversion Amount”) and the cancellation of the Warrants, pursuant to a Contribution Agreement (the “Chambers Contribution Agreement”) a copy of which is included in the Annex. The remaining 5% Class A Unit Membership Interest will continue to be owned by the Company and will have a contribution value implied by the Chambers Loan Conversion Amount equal to $1,727,280.40 (the “BROG Contribution Amount”). Upon the closing of the BRHC Transaction, the Asset Contribution and the satisfaction of debt under the Chambers Contribution Agreement will be effective April 1, 2016.

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o	Chambers will commit to contribute up to $30 million in cash (the “Chambers Investment Commitment”) to BRHC in exchange for Class A Units. At Closing, Chambers shall fund $10 million (or such additional amount as agreed to between Chambers and Cadence) (the “Initial Chambers Investment”) of the Chambers Investment Commitment, the proceeds of which shall be used to reduce outstanding amounts owed by BRHC to Cadence under the Cadence Credit Facility and for general corporate purposes. The remaining amount of up to $20 million (the “Subsequent Chambers Investment”), subject to certain conditions, may be called from time to time during the Investment Period (as defined herein) by the board of managers of BRHC (the “BRHC Board”). The Initial Chambers Investment and any Subsequent Chambers Investment shall serve to proportionately reduce the Company's Class A Units percentage ownership in BRHC.

o	The investment period shall be the lesser of three years or such time as the entire Chambers Investment Commitment has been called by the BRHC Board (the “Investment Period”). Any portion of Chambers Investment Commitment not called by the BRHC Board prior to the expiration of the Investment Period will be cancelled. In no event will Chambers be required to make a capital contribution in an amount in excess of its undrawn commitment.

o	The Class A preference, at any time, shall equal (i) the funded portion of Chambers Investment Commitment, plus (ii) the Chambers Loan Conversion Amount, plus (iii) the BROG Contribution Amount, plus (iv) an amount necessary to produce a 10.0% internal rate of return on the amounts in (i), (ii) and (iii) above. The 10.0% internal rate of return will be calculated from the consummation of the BRHC Transaction in the case of the Initial Chambers Investment, the Chambers Loan Conversion Amount, and the BROG Contribution Amount or the date of each respective subsequent investment made after Closing, in the case of each Subsequent Chambers Investment (in aggregate, the “Total Class A Preference”).

o	All distributions by BRHC of cash or other property, and whether upon liquidation or otherwise, will be made as follows:

o	First, 100% to the Class A Members, pro rata, until each Class A Member has received distributions in aggregate totaling the then Class A Preference.

o	Second, 90% to the Class A Members, pro rata, and 10% to the Class B Members, pro rata, until such time as the aggregate distributions to Chambers equals 250% of the capital contribution of its Class A Units.

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o	Third, 80% to the Class A Members, pro rata, and 20% to the Class B Members, pro rata.

o	BRHC will be managed by the BRHC Board, which will be responsible for the conduct of the day-to-day business of BRHC and the management, oversight and disposition of the assets of BRHC. The initial BRHC Board will be comprised of three managers, consisting of two managers appointed by Chambers and one member from the Company. The initial Chambers-appointed managers are Phillip Pace and Brandon Wilson and the initial Company-appointed manager is Ken DeCubellis.

o	The operations of the BRHC's properties and the financial and administrative function of BRHC will be managed by the Company pursuant to a management services agreement (the “Management Services Agreement”), a copy of which is included in the Annex to this Information Statement. Under the Management Services Agreement, the Company will, subject to certain exceptions, receive an annual management fee from BRHC in the amount of up to $2 million, but no less than $1 million, which shall be paid in equal installments on a quarterly basis. The Company will be subject to reasonable and customary provisions with BRHC regarding the ownership and confidentiality of BRHC data and other proprietary information. The Management Services Agreement will provide termination provisions upon reasonable notice for both the BRHC and the Company as well as upon a change of control, provided that if the Management Services Agreement is terminated prior to January 1, 2017, BRHC shall, if a positive number, pay the Company a termination fee equal to (A) $2,000,000 multiplied by a fraction, the numerator of which is the number of days remaining in the 2016 calendar year from and after the effective date of the Management Services Agreement, as adjusted to reflect a 360-day year, and the denominator of which is 360, less (B) the amount paid by BRHC to Company under Section 2.2 of the Management Services Agreement prior to the date of termination. Under the Management Services Agreement BRHC will have a co-invest right on any transactions that the Company locates, facilitates or manages for a third-party, including the right to exercise and fulfill any option the Company has to participate as a co-investor.

o	At the discretion of the BRHC Board, the Company will be granted Class B Units in BRHC, and in turn, the Company may transfer such Class B Units to certain members of the Company's management. Subject to certain conditions, the Class B Units will entitle the holders to participate in any future distributions of BRHC after distributions equal to the capital contributions and preferred return have been made to the holders of Class A Units of BRHC.

o	The directors and executive officers of the Company will remain unchanged.

•	Contributed Assets:

The contributed Assets in the BRHC Transaction are all of the Company’s interests in various crude oil and natural gas leases participating in the drilling of wells, working interests in producing mineral wells, related property and equipment and working capital and tangible and intangible assets. The crude oil and natural gas properties are primarily located in the Bakken and Three Forks trends in North Dakota and Montana. Except for its interest in Merced Black Ridge, LLC, its management agreement with Merced Black Ridge, LLC, its interest in its license agreement with P2ES Holdings, LLC, and its interests in its licensing arrangement with PartyGaming, PLC and certain office equipment, the Company will contribute all of its assets, including the Assets, to BRHC.

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•	Appraisal Rights:

The stockholders of the Company will not have any appraisal rights in connection with the BRHC Transaction.

•	Certain U.S. Federal Income Tax Consequences:

The Company expects to recognize a net taxable gain on the transaction as the value of the Class A Units received will be greater than the adjusted tax basis of the assets contributed to BRHC. The Company has a net operating loss (“NOL”) carryforward that will be sufficient to offset any taxable gain from this transaction and, therefore, the transaction should not result in any regular income tax. However, the Company estimates it may have an alternative minimum tax (“AMT”) liability as a result of this transaction due to limitations on the amount of NOL that can be utilized for AMT purposes. The Company estimates the AMT tax liability will be less than $20,000. The Company will retain any remaining federal net operating losses which may be utilized to offset future taxable income for federal and state income tax purposes.

•	Regulatory and Stockholder Approvals Required in Connection with the BRHC Transaction:

No federal or state regulatory approvals or consents are required. Because the written consent of the holders of more than 50% of the issued and outstanding Common Stock has been obtained, stockholder voting requirements have been satisfied and we are not asking for a proxy. You are not requested to send one.

•	BRHC LLC Agreement:

As part of the BRHC Transaction the Company will be entering into a Limited Liability Agreement governing BRHC (the “BRHC LLC Agreement” a copy of which is included in the Annex). The members of BRHC will be the Company, and Chambers Affiliates. Each member will hold either Class A Units and/or Class B Units in BRHC. Please see the section of this Information Statement titled “BACKGROUND, MECHANICS AND REASONS FOR THE CONSUMMATION OF THE BRHC TRANSACTION—Material Terms to the BRHC Transaction” for more information on the key terms of the BRHC LLC Agreement.

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GENERAL QUESTIONS AND ANSWERS ABOUT THE BRHC TRANSACTION

The following questions and answers are presented for your convenience only and briefly address some questions you may have about the BRHC Transaction. They may not contain all of the information that is important to you. We urge you to read carefully the entire Information Statement.

Why am I receiving this Information Statement?

This Information Statement describes the transactions relating to the BRHC Transaction and the approval of the BRHC Transaction by written consent of our stockholders. Our Board is providing this Information Statement to you pursuant to Section 14(c) of the Exchange Act solely to inform you of, and provide you with information about, the BRHC Transaction before it is consummated.

Who is entitled to receive this Information Statement?

Stockholders of record as of the close of business on March 16, 2016 are entitled to receive this Information Statement, which describes the corporate actions that have been approved by the written consent of our stockholders.

Am I being asked to vote on the BRHC Transaction?

No, we are not asking you to vote for approval of the BRHC Transaction or to provide your written consent to the BRHC Transaction, because your vote or written consent is not required for approval. The BRHC Transaction has already been approved by the written consent of the holders of a majority of the Company’s outstanding shares of Common Stock.

Will there be a stockholder meeting to consider and approve the BRHC Transaction?

No, a stockholder meeting will not be held to consider and approve the BRHC Transaction. The BRHC Transaction has already been approved by the written consents of our stockholders.

Will any of the potential proceeds from the BRHC Transaction be distributed to me as a stockholder?

No, the only consideration that the Company will receive from the BRHC Transaction at closing are Class A Units and Class B Units in BRHC.

Is the BRHC Transaction subject to the satisfaction of any conditions?

The BRHC Transaction is subject to the Company having assigned the Cadence Credit Agreement to BRHC and Cadence shall have consented to such assignment, and BRHC and Cadence shall have entered into any applicable amendment agreements related to such assignment and waiver of financial covenant ratio compliance for the quarter ended December 31, 2015 and quarter ending March 31, 2016.

The BRHC Transaction is subject to the Company having assigned the hedging agreements, by and between the Company and BP Energy Company (“BP”) to BRHC, and BP must consent to such assignment.

What are the reasons for consummating the BRHC Transaction?

Due to the low commodity price environment, particularly crude oil prices, that occurred throughout 2015 and that worsened in early 2016, the Company is unable to maintain compliance with financial covenants in the Credit Facilities and, therefore, is in default under the terms of the Credit Facilities. Cadence and Chambers have the right to accelerate the maturity of our outstanding indebtedness. Because we are not able to satisfy our obligations, Chambers has agreed to forgive the obligations under the Chambers Credit Facility in exchange for a 95% interest in BRHC. Given the current oil prices, the Company is unable to refinance the Credit Facilities.

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Will the BRHC Transaction change the business of the Company?

The BRHC Transaction will change the business of the Company in that it will no longer directly own the contributed Assets, but instead will own equity interests in BRHC which will be 95% owned by Chambers indirectly through the Chambers Affiliates. The Company will provide management and consulting services to BRHC pursuant to the Management Services Agreement and will continue to provide management and consulting services to Merced Black Ridge, LLC.

Will the Company have the same directors and executive officers that the Company currently has following the BRHC Transaction?

Yes. The executive officers and members of the Board will not change as a result of the BRHC Transaction.

What are the principal terms of the BRHC Transaction?

See “SUMMARY” for more information regarding the terms of the BRHC Transaction.

Will the Company continue to pursue a strategy to acquire distressed assets?

Yes. Chambers has committed additional capital to BRHC for general corporate purposes, including potential asset acquisitions. Additionally, the Company may potentially pursue distressed asset acquisitions via the joint venture with Merced Capital and with relationships with other capital providers.

Am I entitled to appraisal rights?

No. The Nevada Revised Statutes do not provide for appraisal rights in asset sales transactions unless a corporation’s articles of incorporation expressly provides for those rights. Our Amended and Restated Articles of Incorporation do not provide for appraisal rights under these circumstances. As a condition though of the BRHC Transaction, Chambers requires that the Board be permitted to dispose of the Class A and Class B Units in BRHC without any subsequent consent of the Stockholders. Nevada law permits the corporation to sell, lease or exchange all of its property and assets with only approval by the Board. As such, the Company may sell, lease or exchange all or substantially all of its assets (including its Class A Units and Class B Units in BRHC) without the consent of the Company’s stockholders, upon approval by the Board.

What factors did our Board consider in approving the asset sale transaction?

The Board has unanimously determined that the BRHC Transaction is advisable, fair to and in the best interests of the Company and our shareholders. In making this determination, the Board considered a number of factors including, among other things, the Company’s business operations, financial condition, earnings and business prospects, the Company’s inability to maintain compliance with financial covenants in the Company’s Credit Facilities, the challenges facing the Company given the current low level of commodity prices, and the terms of the BRHC Transaction.

When is the BRHC Transaction expected to be completed?

The Company expects that the BRHC Transaction will close 20 to 30 calendar days following the date this Information Statement is mailed to the Company’s stockholders. A press release will be issued by the Company when the BRHC Transaction becomes effective. The Company’s stockholders will not be individually notified through a separate mailing that the BRHC Transaction has become effective.

Does the BRHC Transaction affect my ownership or percent of ownership in the Company?

No, the number of shares and the percentage of ownership you hold in the Company will not be changed by virtue of the BRHC Transaction. The BRHC Transaction, however, will change the business of the Company in that it will no longer directly own the contributed Assets, which are substantially all of the assets of the Company, but instead will own equity interests in BRHC which will be 95% owned by Chambers indirectly through the Chambers Affiliates.

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SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of March 16, 2016 by: (i) each person who is known by us to own beneficially more than 5% of our Common Stock; (ii) each director; (iii) each named executive officer; and (iv) all of our directors and executive officers as a group. On March 16, 2016, we had 47,979,990 shares of Common Stock outstanding.

As used in the table below and elsewhere in this form, the term “beneficial ownership” with respect to a security consists of sole or shared voting power, including the power to vote or direct the vote and/or sole or shared investment power, including the power to dispose or direct the disposition, with respect to the security through any contract, arrangement, understanding, relationship, or otherwise, including a right to acquire such power(s) during the next 60 days following March 16, 2016. Inclusion of shares in the table does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, (i) each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity, and (ii) the address of each person or entity named in the table is c/o Black Ridge Oil & Gas, Inc., 10275 Wayzata Boulevard, Suite 100, Minnetonka, Minnesota 55305.

Name, Title and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage of Ownership
Bradley Berman, Chairman of Board and Director	6,250,731	(2)	13.0%
Ken DeCubellis, Chief Executive Officer	1,297,600	(3)	2.8%
Michael Eisele, Chief Operating Officer	363,000	(4)	*
James Moe, Chief Financial Officer and Corporate Secretary	617,000	(5)	1.3%
Joseph Lahti, Director	290,000	(6)	*
Benjamin Oehler, Director	300,000	(7)	*
All Directors and Executive Officers as a Group (6 persons)	9,118,331	(8)	19.0%
Lyle Berman	2,579,853	(9)	5.4%
Neil Sell	3,886,335	(10)	8.1%
Twin City Technical, LLC P.O. Box 2323, Bismarck North Dakota 58502	4,514,595	(11)	9.4%
Irish Oil & Gas, Inc. P.O. Box 2356, Bismarck North Dakota 58502	4,514,594	(11)	9.4%
Ernest W. Moody Revocable Trust 175 East Reno Avenue, Suite C6 Las Vegas, NV 89119	3,250,000	(12)	6.8%
Chambers Energy Management, LP 600 Travis Street, Suite 7330 Houston, TX 77002	5,000,000	(13)	9.4%

*Indicates beneficial ownership of less than 1%.

(1) Except as pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned. The total number of issued and outstanding shares and the total number of shares owned by each person does not include unexercised warrants and stock options owned by parties other than for whom the calculation is presented, and is calculated as of March 16, 2016.

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(2)Includes 160,000 shares which may be purchased pursuant to stock options that are exercisable within 60 days of March 16, 2016. Includes 712,229 shares held by certain trusts for the children of Mr. Bradley Berman. Includes 185,898 shares owned by Mr. Bradley Berman’s wife.

(3)Includes 1,151,600 shares which may be purchased pursuant to stock options that are exercisable within 60 days of March 16, 2016. Includes 5,000 shares owned by Mr. Ken DeCubellis’ wife.

(4)Includes 363,000 shares which may be purchased pursuant to stock options that are exercisable within 60 days of March 16, 2016.

(5)Includes 617,000 shares which may be purchased pursuant to stock options that are exercisable within 60 days of March 16, 2016.

(6)Includes 220,000 shares which may be purchased pursuant to stock options that are exercisable within 60 days of March 16, 2016.

(7)Includes 300,000 shares which may be purchased pursuant to stock options that are exercisable within 60 days of March 16, 2016.

(8)Does not include a total of 5,110,000 additional shares over which our board of directors has voting but not dispositive power as a result of voting agreements between us and certain other shareholders.

(9)Includes 24,000 shares which may be purchased pursuant to stock options that are exercisable within 60 days of March 16, 2016. Does not include 3,717,313 shares held by trusts for the children of Mr. Lyle Berman, the trustee for which is Mr. Neil Sell.

(10)Includes 169,022 shares owned by Mr. Sell, individually, and an aggregate of 3,717,313 shares owned by certain trusts for the benefit of Mr. Lyle Berman’s children, for which Mr. Sell is the trustee. Does not include 19,000 shares held by Mr. Sell’s spouse, for which Mr. Sell disclaims beneficial ownership.

(11)These companies sold oil and gas properties to us in various transactions and, as part of the purchase price for these properties or down payments related to transactions, were issued these shares of Common Stock by us. We may purchase additional oil and gas properties from these companies in the future, for which we may issue additional shares of our Common Stock.

(12)Based on Schedule 13G filed February 14, 2013. Includes 750,000 shares which may be purchased pursuant to stock warrants that are exercisable within 60 days of March 16, 2016.

(13)Includes 5,000,000 shares which may be purchased pursuant to stock warrants that are exercisable within 60 days of March 16, 2016. Chambers Energy Capital II, LP (“CEC II, LP”), a Delaware limited partnership, and Chambers Energy Capital II TE, LP (“CEC II TE, LP”), a Delaware limited partnership, are the record holders of warrants entitling them to purchase 4,454,485.4881 and 545,514.5119 shares of Common Stock. These warrants were filed with the SEC as part of the Issuer’s Form 8-K submitted on August 9, 2013. CEC Fund II GP, LLC, a Delaware limited liability company, is the general partner of CEC II, LP and CEC II TE, LP. CEC GP, LLC, a Delaware limited liability company, is the sole member of CEC Fund II GP, LLC. Chambers Energy Management, LP (the “Management Company”), a Delaware limited partnership, provides certain investment advisory and management services to CEC II, LP and CEC II TE, LP. Chambers Energy Management GP, LLC, a Delaware limited liability company, is the general partner of the Management Company. J. Robert Chambers is the managing member of both, CEC GP, LLC and Chambers Energy Management GP, LLC. If the BRHC Transaction closes, these warrants will be cancelled.

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INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO
MATTERS TO BE ACTED UPON

No officer or director of the Company has any substantial interest in the BRHC Transaction, other than his role as an officer or director of the Company. Pursuant to the BRHC LLC Agreement, the Company will be granted Class B Units. In turn, the Company may grant these Units to certain members of its management team in an effort to reward such individuals for meeting performance milestones. The Class B Units are profits interests that will entitle the holders to participate in any future distributions of BRHC after distributions equal to the capital contributions and preferred return have been made to the holders of Class A Units of BRHC.

BUSINESS OF THE COMPANY

We are an oil and natural gas exploration and production company. Our properties are located in North Dakota and Montana. Our corporate strategy is the acquisition, exploration, development and production of crude oil and natural gas properties, primarily in the Bakken and Three Forks trends in North Dakota and Montana. As of December 31, 2015, we had proven oil and gas reserves of 3.2 million barrels of oil equivalents, owned interest in 349 gross (10.95 net) producing oil and gas wells, and controlled the rights to mineral leases covering approximately 8,100 net acres for prospective drilling to the Bakken and/or Three Forks formations. The average daily production for the three months ended December 31, 2015 was 1,470 BOE/day.

Effective April 2, 2012, we changed our name to Black Ridge Oil & Gas, Inc. Our Common Stock is still quoted on the OTCQB under the trading symbol “ANFC.”

BACKGROUND, MECHANICS AND REASONS FOR THE
CONSUMMATION OF THE BRHC TRANSACTION

The Board believes that it is in the best interests of the Company and its stockholders to consummate the BRHC Transaction. The Board and the Company’s stockholders holding the requisite number of shares have approved the BRHC Transaction, which will be effected pursuant to the BRHC LLC Agreement, Asset Contribution Agreement, Chambers Contribution Agreement, and the Management Services Agreement (collectively, the “Transaction Documents”), copies of which are included in the Annex.

It is anticipated that the BRHC Transaction will close approximately 20 to 30 calendar days following the mailing of this Information Statement. A press release will be issued by the Company when the BRHC Transaction becomes effective. The Company’s stockholders will not be individually notified through a separate mailing that the BRHC Transaction has become effective.

Approval of the BRHC Transaction required the affirmative vote of the majority of the outstanding shares of the Common Stock on the record date of March 16, 2016. In order to obtain the votes necessary to effectuate the BRHC Transaction, certain shareholders of the Company solicited less than 10 persons in accordance with Rule 14a-2(b) promulgated under the Exchange Act. As a result of such solicitation, holders of 25,576,086 shares of Common Stock, which represents a majority of the outstanding shares of Common Stock, approved the BRHC Transaction on March 29, 2016.

The discussion below is qualified in its entirety by reference to the Transaction Documents.

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Principal Reasons for the BRHC Transaction

Background on Credit Facilities

The Company, as borrower, entered into a Credit Agreement dated August 8, 2013 and amendments thereto dated December 13, 2013, March 24, 2014, April 21, 2014, September 11, 2014, March 30, 2015 and August 10, 2015 (as amended, the “Cadence Credit Agreement”) with Cadence (“Cadence”), as lender (the “Cadence Credit Facility”). Under the terms of the Cadence Credit Agreement, a senior secured revolving line of credit in the maximum aggregate principal amount of $50 million is available subject to the then-applicable borrowing base, determined by Cadence in a manner consistent with the normal and customary oil and gas lending practices of Cadence. As of the date of this Information Statement, the Company’s borrowing base on the Cadence Credit Facility was $32,000,000. The Cadence Credit Facility’s maturity date is January 15, 2017. The Cadence Credit Facility is secured by first priority interests in mortgages on substantially all of the Company’s assets, including but not limited to the Company’s mineral interests in North Dakota and Montana.

The Company, as borrower, entered into the Chambers Credit Agreement by and among the Company, as borrower, Chambers, as administrative agent, (and the several other lenders named therein) (the “Chambers Credit Facility”). Under the Chambers Credit Facility, term loans in the aggregate principal amount of up to $75 million are available from time to time. The Chambers Credit Agreement provides current availability of $30 million, with the remaining commitments subject to the approval of Chambers and other customary conditions. The unpaid principal balance of borrowings under the Chambers Credit Facility bears interest at the Cash Interest Rate (defined herein) plus the PIK Interest Rate (defined herein). The Cash Interest Rate is 9.00% per annum plus a rate per annum equal to the greater of (i) 1.00% and (ii) the offered rate for three-month deposits in U.S. dollars that appears on Reuters Screen LIBOR 01 as of 11:00 a.m. (London time) on the second full LIBOR business day preceding the first day of each calendar quarter. The PIK Interest Rate is equal to 4.00% per annum. Interest is payable on the last day of each month. The Company is also required to pay an annual nonrefundable administration fee of $50,000 and a monthly availability fee computed at a rate of 0.50% per annum on the average daily amount of any unused portion of the available amount under the commitment.

The Chambers Credit Facility matures on June 30, 2017. The Chambers Credit Facility is secured by second priority interests on substantially all of the Company’s assets, including but not limited to second priority mortgages on the Company’s mineral interests in North Dakota and Montana. The Company had borrowings of $30 million outstanding under the Chambers Credit Facility as of the date of this Information Statement. As of February 29, 2016, the Company’s accumulated PIK Interest amount is $2,818,328.

Intercreditor Agreements

Cadence and Chambers have entered into an Intercreditor Agreement dated August 8, 2013 (the “Intercreditor Agreement”). The Intercreditor Agreement provides that any liens on the assets of the Company securing indebtedness under the Chambers Credit Facility are subordinate to liens on the assets securing indebtedness under the Cadence Credit Facility and sets forth the respective rights, obligations and remedies of the lenders under the Cadence Credit Facility with respect to their first priority liens and the lenders under the Chambers Credit Facility with respect to their second priority liens.

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Financial Covenants

The Credit Facilities, as amended, require customary affirmative and negative covenants for credit facilities of the respective types and sizes for companies operating in the oil and gas industry, as well as customary events of default. Furthermore, the Credit Facilities contain financial covenants that require the Company to satisfy certain specified financial ratios. The Cadence Credit Agreement requires the Company to maintain, as of the last day of each fiscal quarter of the Company, (i) a collateral coverage ratio (reserve value plus consolidated working capital to adjusted indebtedness) of at least 0.80 to 1.00 for the quarter ending December 31, 2015 and thereafter, (ii) a ratio of current assets, including debt facility available to be drawn, to current liabilities of a minimum of 1.0 to 1.0, (iii) a net debt to EBITDAX, as defined in the Cadence Credit Agreement, ratio of 3.65 to 1.00 for the quarter ending December 31, 2015, and 3.50 to 1.00 for the quarter ending March 31, 2016 and thereafter, in each case calculated on a modified trailing four quarter basis, (iv) a maximum senior leverage ratio of not more than 2.5 to 1.0 calculated on a modified trailing four quarter basis, and (v) a minimum interest coverage ratio of not less than 3.0 to 1.0. The Chambers Credit Agreement requires the Company to maintain, as of the last day of each fiscal quarter of the Company, (i) a collateral coverage ratio (reserve value plus consolidated working capital to adjusted indebtedness) of at least 0.80 to 1.00 for the quarter ending December 31, 2015 and thereafter, (ii) a consolidated net leverage ratio (adjusted total indebtedness less the amount of unrestricted cash equivalents to consolidated EBITDA) of no more than 3.65 to 1.00 for the quarter ending December 31, 2015, and 3.50 to 1.00 for the quarter ending March 31, 2016 and thereafter, calculated on a modified trailing four quarter basis, (iii) a consolidated cash interest coverage ratio (consolidated EBITDA to consolidated cash interest expense) of no less than 2.5 to 1.0, calculated on a modified trailing four quarter basis and (iv) a ratio of consolidated current assets to consolidated current liabilities of at least 1.0 to 1.0. In addition, each of the Credit Facilities requires that the Company enter into hedging agreements based on anticipated oil production from currently producing wells as agreed to by the lenders.

Due to the low commodity price environment, the Company was out of compliance with its collateral coverage ratio as of December 31, 2015. The Company is in compliance with all other covenants, as amended, for the period ending December 31, 2015.

History of Amendments for Chambers Credit Agreement

The Company has entered into a series of amendments with Chambers to amend the financial covenants in the Chambers Credit Agreement. Specifically, the Company first amended its Chambers Credit Agreement with Chambers on December 31, 2013 to include newly acquired assets in the EBITDA calculation and to increase the first lien allowance to $18 million. The Company further amended the Chambers Credit Agreement with Chambers on March 24, 2014 to modify certain financial covenant definitions and to modify the Collateral Coverage Ratios and Maximum Consolidated Net Leverage Ratios. The Company entered into a Third Amendment to the Chambers Credit Agreement on March 30, 2015 to waive the Collateral Coverage Ratio and Maximum Consolidated Net Leverage Ratio for the first quarter of 2015 and to make limited modifications for ratios in subsequent periods. In July 2015, Chambers amended the Chambers Credit Agreement to permit the Company to be issued non-voting equity interests in Merced Black Ridge, LLC. On August 10, 2015, the Company entered into a Limited Waiver and Fourth Amendment to the Chambers Credit Agreement to waive the Company’s failure to comply with the Collateral Coverage Ratio, Consolidated Net Leverage Ratio, and Consolidated Current Ratio for the quarter ended June 30, 2015.

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Chambers declined to provide any further covenant relief for the third quarter of 2015, but did offer to provide additional liquidity to the Company that would have permitted the Company to maintain compliance with covenants. This additional financing would have required further negotiations with Cadence. The Company declined the additional cash availability from Chambers on the Chambers Credit Agreement based on the view that incremental borrowing from Chambers would cause cash flow issues for the Company and result in a drop in the borrowing base of the Company. Instead of accepting additional cash availability from Chambers the Company elected to unwind hedges in order to maintain covenant compliance for the third quarter of 2015.

Oil Industry Performance

Since the middle of 2014, the oil industry has experienced a steep decline in the price per barrel of oil. As shown in the chart below, oil prices have declined from over $100.00 per barrel for WTI spot price in June 2014 to prices below $60.00 per barrel for most of 2015 with prices further dropping to below $30.00 per barrel in 2016.

Since early November 2015, WTI oil prices for the 2016 calendar strip have dropped from nearly $52.00 per barrel to recently trade below $30.00 per barrel. A price drop of this magnitude would have a $7 million negative impact on our 2016 operating income. The low commodity price environment also has a material negative impact to the value of the Company’s collateral as determined in certain financial covenants related to our Credit Facilities. As a result, the Company was out of compliance with its collateral coverage ratio as of December 31, 2015 and anticipates that it could not meet such covenant for future quarterly reporting periods.

The Company’s borrowing base with Cadence was last redetermined in October 2015. Since that time the Macquarie Energy Lender Price Survey for WTI has declined 27%. While Cadence has its own price deck and borrowing base redetermination methods and the Company’s borrowing base has not yet been redetermined, the Company anticipates a significant reduction in the borrowing base on the next redetermination date which is scheduled to occur after the year-end financial information is available. Any reduction in the value of the Company’s collateral that lowers the borrowing base below the Company’s outstanding balance of $28,800,000 on the Cadence Credit Facility would require a cash repayment by the Company which the Company would not be able to make if the BRHC Transaction is not completed. The additional capital contribution that Chambers will make to BRHC as of the closing of the BRHC Transaction will permit BRHC to repay Cadence in part so that the outstanding balance BRHC will owe to Cadence will be under the borrowing base.

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Relationship and Process with Chambers

Throughout the low commodity price environment, the Company has been working with Chambers regarding potential acquisitions and evaluating the Company’s portfolio and investment in assets. The Company has sought a longer term covenant relief plan, but, given the low commodity price environment, Chambers limited such covenant relief to quarterly waivers and modest covenant waivers in the first and second quarters of 2015.

In the third quarter of 2015, the Company monetized approximately $6 million of hedges in coordination with its senior lender, Cadence, to meet the Company’s liquidity needs and satisfy third quarter compliance. The Company included the realized gains from the hedge monetization in its EBITDA calculations for the third quarter of 2015 and, therefore, the Company was in compliance with its financial covenants. Following the release of third quarter 2015 results in mid-November 2015, Chambers informed the Company it disagreed with the Company’s calculation of EBITDA for leverage covenant calculations, but did not declare a formal event of default.

Chambers and the Company began discussions regarding a potential modification of the indebtedness and terms for the BRHC Transaction given that the Company anticipated that it would not be in compliance with its financial covenants for the fourth quarter of 2015. Specifically, on December 21, 2015, the Company’s CEO, one of the Company’s board members, and Lyle Berman, acting as a financial consultant to the Company, met with Chambers to discuss the terms of the potential BRHC Transaction. The Company’s management team and directors pressed for a larger equity stake for the Company’s shareholders in BRHC and for anti-dilution protection for the Company’s Series A Units interest in BRHC. The Company’s representatives achieved the larger equity stake but not the anti-dilution protection. The Company’s management team and directors also negotiated for the Series B Units in BRHC to be granted to the Company instead of individual management team members in order for the Company’s shareholders to share the benefits of the Class B Units. The Company’s management team and directors also negotiated with Chambers the amount and terms of the Management Services Agreement in order to provide the Company with adequate cash to continue its management operations and provide potential additional value to the Company’s shareholders by providing management services to other industry partners.

Alternatives Considered

In addition to the continuing discussions with Chambers over the last few months regarding the BRHC Transaction, the Board and the Company’s management team considered and explored the following alternatives:

Equity – The Board and the Company’s management team evaluated and met with strategic investors to consider raising capital by issuing preferred equity. The strategic investors determined that the Company’s valuation did not support an adequate capital raise that would have permitted repayment of the full amount of the Chambers financing and provide the Company with sufficient operating and investment capital. The Company engaged investment banks to discuss raising additional capital from existing shareholders as well as new investors, but this alternative similarly failed to provide adequate cash proceeds given the valuation of the Company’s assets in the low commodity price environment. The Company also considered raising capital by issuing common equity, but this method was not viable for similar reasons. Based on the fact that the potential additional equity financing was insufficient to repay the outstanding debt financing and the low likelihood of being able to close on such equity financing, the Board and the Company’s management team determined not to proceed with this alternative as of the fourth quarter of 2015.

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Refinancing – In November 2015, the Board also considered engaging investment bankers and brokers to assist with refinancing its debt. The investment banks engaged by the Company did not see any opportunities to refinance the Company’s debt. In early December 2015, a broker presented the Board with a term sheet, which was not a commitment or supported by a financing source and required the Company to raise several million in equity or subordinated capital as a closing condition. Based on the management team’s due diligence, the broker had shown limited success in raising capital (the broker had not closed any refinancing transactions in 2015) and was asking for a significant upfront fee. Ultimately, the Board determined there was a very low probability of being able to complete any refinancing given the oil industry prices at the time and the value of the Company’s assets in comparison to the amount of funds needed to repay Cadence and Chambers. In addition, the WTI strip pricing for a barrel of oil recently is approximately the same as the date the refinancing term sheet was received and prices in the interim have been as much as 34% lower, which makes it further unlikely that the refinancing would have successfully closed.

Business Combinations - The Company’s management team and Board also explored business combinations with strategic and financial investors in the industry. In the fourth quarter of 2015 and early 2016, the Company had exploratory conversations with three potential entities that are active in the oil and gas industry regarding potential business combinations. Each entity however either passed on the opportunity to enter into a transaction with the Company, offered proposals that would have resulted in lower recovery to the Company’s shareholders and creditors than the BRHC Transaction, or declined to engage in significant discussions. As a result of the response from the parties regarding any potential transaction, the Board and the Company’s management team determined that a business combination was less favorable than the proposed BRHC Transaction.

Asset Sales – The Board and the Company’s management team also explored sales of some of the Company’s properties and producing wells. When the Company marketed certain of its properties in early 2015, it did not receive any interested buyers at an acceptable price. The Board determined that given the further price decline in oil that there would be even less interest at an acceptable price for marketing certain of the Company’s properties and that a sale of all of the Company’s properties was likely to be inadequate to repay all of the Company’s outstanding indebtedness, and as a result would result in an outcome that was less favorable to the Company’s shareholders than the proposed BRHC Transaction.

Bankruptcy – In November and December 2015, the Board and the Company’s management team also examined whether filing bankruptcy would provide additional protection to the Company and allow it to present a restructuring plan that would be supported by the Company’s creditors. After evaluating this option and further negotiations with Cadence and Chambers, the Company determined that given the role that Cadence and Chambers would have in any bankruptcy proceeding that the negotiation of the BRHC Transaction was likely to be more beneficial to the Company’s shareholders. Accordingly, in late December 2015 the Company began negotiating with Chambers on the BRHC Transaction and did not further pursue a potential bankruptcy filing.

The Board ultimately concluded that the BRHC Transaction was the best course of action with the highest likelihood for execution and equity recovery. Throughout 2015 and the first part of 2016, the Board discussed these alternatives in depth and met multiple times. As discussed above the Board and the Company’s management team negotiated the terms of the BRHC Transaction over several months beginning in December 2015, with final terms and documentation agreed to amongst the Company and Chambers in March 2016. As these negotiations were ongoing, Mr. Bradley Berman and Mr. Lyle Berman, the Company’s two largest shareholders, along with Mr. Ken DeCubellis, in their capacity as shareholders on their own volition and not at the request of the Company reached out to certain long-standing stockholders of the Company to advise them regarding the status of negotiations and terms of the BRHC Transaction and that consents to the BRHC Transaction by these shareholders would be sought once the agreements were finalized and approved by the Board.

The BRHC Transaction was approved by the Board on March 20, 2016. The Board believes the BRHC Transaction will permit the stockholders of the Company to preserve potential for some recovery if commodity prices recover. The BRHC Transaction also allows the management team that the Company has assembled with significant non-operator experience in the Bakken to continue managing the Company’s assets on behalf of BRHC and Merced Black Ridge, LLC as well as other potential joint ventures, which provides additional potential for shareholder value in the future.

After the Board approved the BRHC Transaction, Mr. Bradley Berman and Mr. Lyle Berman, along with Mr. Ken DeCubellis, in their capacity as shareholders on their own volition and not at the request of the Company contacted certain long-standing stockholders of the Company regarding the BRHC Transaction. On March 29, 2016, stockholders holding an aggregate of 25,576,086 shares of our Common Stock, representing 53.3% of our outstanding shares of Common Stock executed and delivered the written consent to the BRHC Transaction.

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Material Terms to the BRHC Transaction

•	The Company will contribute the Assets and assign its Assigned Debt and current liabilities related to the Assets to BRHC in exchange for 5% of the Class A Units in BRHC.

•	BRHC will issue a number of Class A Units to the Chambers Affiliates representing 95% of the Class A Units of BRHC in exchange for the release of the Company's obligations under the Chambers Credit Facility and for the cancellation of the Warrants. The remaining 5% Class A Unit Membership Interest will continue to be owned by the Company and will have a contribution value implied by the Chambers Loan Conversion Amount. Upon the closing of the BRHC Transaction, the Asset Contribution and the satisfaction of debt under the Chambers Contribution Agreement will be effective April 1, 2016.

•	Chambers will commit to contribute up to $30 million in cash to BRHC in exchange for Class A Units. At Closing, Chambers shall fund $10 million (or such additional amount as agreed to between Chambers and Cadence) of the Chambers Investment Commitment, the proceeds of which shall be used to reduce outstanding amounts owed by BRHC to Cadence under the Cadence Credit Facility and for general corporate purposes. The remaining amount of up to $20 million, subject to certain conditions, may be called from time to time during the Investment Period by the BRHC Board. The Initial Chambers Investment and any Subsequent Chambers Investment shall serve to proportionately reduce the Company's Class A Units percentage ownership in BRHC.

•	The investment period shall be the lesser of three years or such time as the entire Chambers Investment Commitment has been called by the BRHC Board (the “Investment Period”). Any portion of Chambers Investment Commitment not called by the BRHC Board prior to the expiration of the Investment Period will be cancelled. In no event will Chambers be required to make any additional capital contribution in an amount in excess of its undrawn commitment.

•	The Class A preference, at any time, shall equal (i) the funded portion of Chambers Investment Commitment, plus (ii) the Chambers Loan Conversion Amount, plus (iii) the BROG Contribution Amount, plus (iv) an amount necessary to produce a 10.0% internal rate of return on the amounts in (i), (ii) and (iii) above. The 10.0% internal rate of return will be calculated from Closing in the case of the Initial Chambers Investment, the Chambers Loan Conversion Amount, and the BROG Contribution Amount or the date of each respective subsequent investment made after Closing, in the case of each Subsequent Chambers Investment (in aggregate, the “Total Class A Preference”).

•	All distributions by BRHC of cash or other property, and whether upon liquidation or otherwise, will be made as follows:

o	First, 100% to the Class A Members, pro rata, until each Class A Member has received distributions in aggregate totaling the then Class A Preference.

o	Second, 90% to the Class A Members, pro rata, and 10% to the Class B Members, pro rata, until such time as the aggregate distributions to Chambers equals 250% of the capital contribution of its Class A Units.

o	Third, 80% to the Class A Members, pro rata, and 20% to the Class B Members, pro rata.

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•	BRHC will be managed by the BRHC Board, which will be responsible for the conduct of the day-to-day business of BRHC and the management, oversight and disposition of the assets of BRHC. The initial board will be comprised of three managers, consisting of two managers appointed by Chambers and one manager from the Company.

•	Approval of a majority in number of the persons serving on the BRHC Board will be required for all material decisions, actions or elections to be made or taken by BRHC, including, but not limited to:

o	make any capital call;

o	create, incur, refinance or guarantee any indebtedness;

o	authorize, issue, offer or sell any debt securities or additional equity securities;

o	enter into any merger or consolidation with or into another person;

o	issue any Class B Units to any eligible recipient in accordance with Section 3.2(d) of the BRHC LLC Agreement

o	approve any monetization event, except in connection with the exercise by Chambers of its right to cause a Company Sale (as defined in the BRHC LLC Agreement) or Approved IPO Sale (as defined in the BRHC LLC Agreement) in accordance with Section 9.3 of the BRHC LLC Agreement

o	effect the sale or disposition of any material properties or assets of BRHC, except in connection with the exercise by Chambers of its right to cause a company sale or Approved IPO Sale (as defined in the BRHC LLC Agreement) in accordance with Section 9.3 of the BRHC LLC Agreement;

o	appoint or remove any executive officer of BRHC or any other employee or hire any person on a basis other than “at will” or terminate any such person employed on a basis other than “at will”;

o	approve an annual budget (including any quarterly updates thereto) or amend or modify it in any material respect, or approve any cost overrun items, in each case except that BRHC may make additional capital expenditures to the extent necessary to preserve property from sudden and catastrophic loss and to preserve life and property in the event of any blow-out, fire, explosion, loss of circulation, loss of pipe or other equipment in the hole, environmental incident or other extraordinary, unusual or unexpected event;

o	select, engage or dismiss BRHC’s independent certified public accountants, independent petroleum engineers and other external consultants or advisors;

o	commence the liquidation and dissolution of BRHC in accordance with Article X of the BRHC LLC Agreement or a voluntary bankruptcy by BRHC, or consent to the appointment of a receiver, liquidator, assignee, custodian, or trustee for the purpose of winding up the affairs of BRHC;

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o	enter into, modify, amend, change or terminate any material contract or commitment (including all hedging and derivative contracts or any marketing contracts);

o	guarantee the performance of any non-financing contract or other obligation of any person;

o	make loans or other advances of credit to, or invest in the securities of, any other person;

o	mortgage, pledge, assign in trust or otherwise encumber any property or assets of BRHC or any of its wholly-owned subsidiaries, or assign any monies owed or to be owed to BRHC or any of its wholly-owned subsidiaries, except for customary liens granted in the ordinary course of business;

o	make any distributions other than distributions made pursuant to paragraph 1.02 of Exhibit 5.1 of the BRHC LLC Agreement;

o	except as contemplated by the BRHC LLC Agreement or any grant letter, redeem, repurchase or otherwise acquire any equity securities;

o	compromise or settle any lawsuit, administrative matter or other dispute;

o	cause BRHC to engage in a public offering of its debt securities or equity securities, except in connection with the exercise by Chambers of its right to cause an Approved IPO (as defined in the BRHC LLC Agreement) in accordance with Section 9.3 of the BRHC LLC Agreement;

o	admit any Member (except as permitted by Article IX of the BRHC LLC Agreement)

o	cause the conversion of BRHC into any form of business organization other than a limited liability company, except in connection with the exercise by Chambers of its right to cause a company sale or Approved IPO in accordance with Section 9.3 of the BRHC LLC Agreement

o	subject to Section 9.3 of the BRHC LLC Agreement, make an acquisition or disposition (including any farm-out and farm-in transactions);

o	subject to Section 12.2 of the BRHC LLC Agreement, on behalf of BRHC amend, modify or change the BRHC LLC Agreement, the certificate or any grant letter;

o	extend the investment period;

o	form or create any subsidiaries;

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o	change or restrict the principal line of business of BRHC and its subsidiaries (taken as a whole), or change or participate in any activity inconsistent with the BRHC’s purposes set forth in Section 1.3 of the BRHC LLC Agreement;

o	adopt any voluntary change in tax classification for federal income tax purposes of BRHC LLC Agreement or any of its subsidiaries;

o	enter into (A) any commodity hedging transaction, other than pursuant to a hedging program approved by the Board of Managers, or (B) any other type of financial hedge (exclusive of a hedge contemplated under the defined term “Commodity Hedging Transaction” in the BRHC LLC Agreement), such as an interest rate swap; or

o	enter into any agreement or otherwise commit to do any of the foregoing.

•	BRHC will make distributions to its Members on a quarterly basis in an amount sufficient to permit the Members to satisfy their tax obligations (assuming that each Member is subject to tax at certain agreed upon rates and that losses previously generated by BRHC first offset income generated by BRHC) in respect of estimated allocations of income during to the applicable quarter. Any such distributions will be taken into account in making subsequent distributions to the Members.

•	Except for certain permitted transfers, BRHC Members may not sell, assign or transfer any interest in BRHC without the prior written consent of the BRHC Board. Members will be entitled to customary preemptive rights and tag along/drag along rights. A Member may not withdraw from BRHC without the consent of the BRHC Board.

•	In the event Chambers proposes to sell all or substantially all of its Class A Units to any unaffiliated third party, Chambers shall have the right to cause all other holders of membership interests in BRHC to sell in such sale.

•	In the event Chambers proposes to sell twenty-five percent (25%) or more of its Class A Units to any unaffiliated third party and does not exercise its drag-along rights provided above, each other holder of membership interests in BRHC shall have the right to participate in such sale.

•	The operations of the BRHC's properties and the financial and administrative function of BRHC will be managed by the Company pursuant to a management services agreement (the “Management Services Agreement”), a copy of which is included in the Annex to this Information Statement. Under the Management Services Agreement, the Company will, subject to certain exceptions, receive an annual management fee from BRHC in the amount of up to $2 million, but no less than $1 million, which shall be paid in equal installments on a quarterly basis. The Company will be subject to reasonable and customary provisions with BRHC regarding the ownership and confidentiality of BRHC data and other proprietary information. The Management Services Agreement will provide termination provisions upon reasonable notice for both the BRHC and the Company as well as upon a change of control, provided that if the Management Services Agreement is terminated prior to January 1, 2017, BRHC shall, if a positive number, pay the Company a termination fee equal to (A) $2,000,000 multiplied by a fraction, the numerator of which is the number of days remaining in the 2016 calendar year from and after the effective date of the Management Services Agreement, as adjusted to reflect a 360-day year, and the denominator of which is 360, less (B) the amount paid by BRHC to Company for management services under the Management Services Agreement prior to the date of termination. Under the Management Services Agreement BRHC will have a co-invest right on any transactions that the Company locates, facilitates or manages for a third-party, including the right to exercise and fulfill any option the Company has to participate as a co-investor.

22

•	At the discretion of the BRHC Board, the Company will be granted Class B Units in BRHC, and in turn, the Company may transfer such Class B Units to certain members of the Company's management will be granted Class B Units. Subject to certain conditions, the Class B Units are profits interests that will entitle the holders to participate in any future distributions of BRHC after distributions equal to the capital contributions and preferred return have been made to the holders of Class A Units of BRHC.

•	The directors and executive officers of the Company will remain unchanged.

•	Conditions to the Consummation of the BRHC Transaction:

The BRHC Transaction is subject to the Company having assigned the Cadence Credit Agreement to BRHC and Cadence shall have consented to such assignment, and BRHC and Cadence shall have entered into any applicable amendment agreements related to such assignment and waiver of financial covenant ratio compliance for the quarter ended December 31, 2015 and quarter ending March 31, 2016.

The BRHC Transaction is subject to the Company having assigned the hedging agreements, by and between the Company and BP Energy Company (“BP”) to BRHC, and BP must consent to such assignment.

Parties to the BRHC Transaction

The Company

We are an oil and natural gas exploration and production company. Our crude oil and natural gas properties are located in the Bakken and Three Forks trends in North Dakota and Montana.

Chambers Energy Management, LP

Chambers Energy Management, LP is a Texas limited partnership, based in Houston. Chambers is an investment firm focused on opportunistic credit investments in the energy industry. Chambers is located at 600 Travis Street, Suite 4700 Houston, Texas 77002. The Company, as borrower, entered into a Second Lien Credit Agreement dated August 8, 2013 and amendments thereto dated December 13, 2013, March 24, 2014, April 21, 2014, September 11, 2014, and March 30, 2015 with Chambers, as administrative agent, and the several other lenders named therein.

Black Ridge Holding Company, LLC

Black Ridge Holding Company, LLC (“BRHC”) is a Delaware limited liability company. BRHC will focus on oil and natural gas exploration and production and will be managed by the Company pursuant to a management agreement. BRHC is located at 10275 Wayzata Boulevard, Suite 100, Minnetonka MN 55305.

23

Potential Disadvantages of the BRHC Transaction

The Board believes that the BRHC Transaction is in the best interests of the Company’s stockholders. The BRHC Transaction, however, has potential disadvantages as Chambers will have control of BRHC following the BRHC Transaction and the Company will be subject to decisions that Chambers makes regarding the operation of BRHC, including any sale of assets of BRHC. In addition, the Company’s interests in BRHC may also be substantially diluted as a result of additional capital that Chambers contributes to BRHC and transactions that Chambers may approve for BRHC to enter into in the future. The BRHC Transaction also limits the Company’s ability to take advantage of any recovery of commodity prices and the value of the Class A Units may potentially fall further should the assets underperform and/or commodity prices continue to fall. In addition, the Company will continue to have certain fixed overhead costs as a public reporting company. While the Company has negotiated for an early termination fee as described above (see “BACKGROUND, MECHANICS AND REASONS FOR THE CONSUMMATION OF THE BRHC TRANSACTION—Material Terms to the BRHC Transaction”), BRHC may terminate the Management Services Agreement upon reasonable notice which will leave the Company with limited operating cash for its day-to-day business. Additionally, if BRHC provides written notice to the Company prior to January 1, 2017 of BRHC’s intent to terminate the Management Services Agreement subsequent to December 31, 2016, BRHC will not be required to pay the Company any fees other than the pro rata portion of the Annual Fee (as defined in the Management Services Agreement) that the Company would otherwise be entitled to receive prior to the termination of the Management Services Agreement.

Accounting Consequences

We believe that there will be a significant gain resulting from the BRHC Transaction. The book value of the debt the Company is assigning to BRHC will be in excess of the book value of the assets and working capital the Company is contributing to BRHC commensurate with the BRHC Transaction. Additionally, the value of the Company’s interest in BRHC after the contributions of debt relief and cash to BRHC by Chambers should result in a positive investment balance.

Regulatory Approval

To our knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the BRHC Transaction would be the necessary securities filings with the SEC. The transaction is subject to the absence of any action commenced before any governmental authority challenging the transaction. No filings are required to be made under the Hart-Scott-Rodino Act in connection with the transaction.

Dissenters’ Rights of Appraisal

The Nevada Revised Statutes do not provide for appraisal rights in asset sales transactions unless a corporation’s certificate of incorporation expressly provides for those rights. Our Amended and Restated Articles of Incorporation do not provide for appraisal rights under these circumstances.

24

Report, Opinion or Appraisal

No report, opinion or appraisal from a third party was requested by our Company with regard to the BRHC Transaction. In view of the high cost of obtaining such a report, opinion or appraisal from an outside party and the limited resources of our Company, the members of the Board considered it appropriate to analyze the Company’s financial condition and future prospects and reach the determination that the consideration offered was fair on the basis of management’s production of financial data and the experience and background of such members of the Board.

Certain U.S. Federal Income Tax Consequences

The Company expects to recognize a net taxable gain on the transaction as the value of the Class A Units received will be greater than the adjusted tax basis of the assets contributed to BRHC. The Company has a NOL carryforward that will be sufficient to offset any taxable gain from this transaction and, therefore, the transaction should not result in any regular income tax. However, the Company estimates it may have an AMT liability as a result of this transaction due to limitations on the amount of NOL that can be utilized for AMT purposes. The Company estimates the AMT tax liability will be less than $20,000. The Company will retain any remaining federal net operating losses which may be utilized to offset future taxable income for federal and state income tax purposes.

THE FOREGOING SUMMARY OF U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL OR TAX ADVICE TO ANY STOCKHOLDER. EACH STOCKHOLDER IS URGED TO CONSULT A TAX ADVISOR AS TO THE TAX CONSEQUENCES OF THE BRHC TRANSACTION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN LAWS AND CHANGES IN APPLICABLE TAX LAWS.

25

RISK FACTORS

Risks Related to the BRHC Transaction

If we fail to complete the BRHC Transaction, the Company’s business may be harmed.

The Company cannot guarantee that the BRHC Transaction will be completed. Following the Company’s public announcement of the BRHC Transaction, third parties may be unwilling to enter into material agreements with the Company. Landowners may prefer to enter into sale agreements with the Company’s competitors because they perceive that the relationships are likely to be more stable. If the Company fails to complete the BRHC Transaction, the failure to maintain existing relationships or enter into new relationships may adversely affect the Company’s business, results of operations and financial condition.

The Company will incur significant expenses in connection with the BRHC Transaction.

The Company expects to pay legal fees, accounting fees and costs related to the distribution of this Information Statement whether the BRHC Transaction closes or not. Any significant expenses or payment obligations incurred by the Company in connection with the BRHC Transaction could adversely affect its financial condition and cash position.

If the BRHC Transaction disrupts the operations of the Company’s business and prevents the Company from realizing intended benefits, the business may be harmed.

The BRHC Transaction may disrupt the Company’s business and prevent it from realizing intended benefits as a result of a number of obstacles, such as: (i) the loss of key employees; (ii) the failure to adjust or implement its business strategies; (iii) additional expenditures required to facilitate the BRHC Transaction; and (iv) the diversion of management’s attention from the Company’s day-to-day operations.

Risks Related to the Business after the BRHC Transaction

The Company will have limited assets to generate cash to pay general and administrative expenses.

Following the closing of the BRHC Transaction, our assets will consist solely of our 5% Class A Unit Membership Interest in BRHC and our interest in Merced Black Ridge, LLC. We will be reliant on the fees under our Management Services Agreement with BRHC and our management agreement with Merced Black Ridge, LLC in order to generate revenues until there are distributions related to such interests. We will continue to have general and administrative expenses to remain a public company.

Chambers may not provide additional funding to BRHC and any additional funding will reduce the Company’s Class A Units percentage ownership.

Chambers has committed $30 million of additional financing , of which $10 million (or such additional amount as agreed to between Chambers and Cadence) will be invested at closing, that may be called by the BRHC Board subject to certain conditions. Capital calls may only be done with the approval of the BRHC Board. Chambers will control the BRHC Board. Any additional investment by Chambers shall serve to proportionately reduce the Company's Class A Units percentage ownership in BRHC.

26

Chambers will control BRHC and may engage in a sale of the interests in BRHC that will require the Company to sell all of its interests and the stockholders of the Company will have no right to consent to such sale.

Under the BRHC LLC Agreement, if Chambers sells all or substantially all of it is interests in BRHC, then Chambers can require the at the Company sell its interests in BRHC. As a condition though of the BRHC Transaction, Chambers requires that the Board be permitted to dispose of the Class A Units and Class B Units in BRHC without any subsequent consent of the Company’s stockholders. Nevada law permits a corporation to sell, lease or exchange all of its property and assets with only approval by the Company’s Board. As such, the Company may sell, lease or exchange all or substantially all of its assets (including its Class A Units and Class B Units in BRHC) without the consent of the Company’s stockholders, upon approval by the Board.

The Company may become subject to the requirements of the Investment Company Act of 1940, which would limit the Company’s business operations and require the Company to spend significant resources to comply with such act.

The Investment Company Act of 1940 (the “Investment Company Act”) defines an “investment company” as an issuer that is engaged in the business of investing, reinvesting, owning, holding or trading in securities and owns investment securities having a value exceeding 40 percent of the issuer's unconsolidated assets, excluding cash items and securities issued by the federal government. Because the value of our interest in BRHC will exceed 40 percent of our unconsolidated assets, excluding cash and government securities, we may meet this threshold definition of investment company. However, the Investment Company Act also excludes from this definition any person substantially all of whose business consists of owning or holding oil, gas or other mineral royalties or leases or fractional interests therein, or certificates of interest or participation relating to such mineral royalties or leases. We believe that we may satisfy this oil and gas company exception to the definition of investment company after consummation of the BRHC Transaction. If our reliance on the oil and gas company exclusion from the definition of investment company is misplaced, we may be in violation of the Investment Company Act, the consequences of which can be significant. For example, investment companies that fail to register under the Investment Company Act are prohibited from conducting business in interstate commerce, which includes selling securities or entering into other contracts in interstate commerce. Section 47(b) of the Investment Company Act provides that a contract made, or whose performance involves, a violation of the Investment Company Act is unenforceable by either party unless a court finds that enforcement would produce a more equitable result than non-enforcement. Similarly, a court may not deny rescission to any party seeking to rescind a contract that violates the Investment Company Act, unless the court finds that denial of rescission would produce more equitable result than granting rescission.

If in the future the nature of our business changes such that the oil and gas company exception to the threshold definition of investment company is not available to us or if we are unable to rely on the oil and gas company exception because our interest in oil and gas interests is indirect through our ownership in BRHC, we may be deemed to be an investment company under the Investment Company Act. However, Rule 3a-2 of the Investment Company Act provides that inadvertent or transient investment companies will not be treated as investment companies subject to the provisions of the Investment Company Act provided the issuer has the requisite intent to be engaged in a non-investment business, evidenced by the issuer’s business activities and an appropriate resolution of the issuer’s board of directors, within one year from the commencement of the earlier of (1) the date on which the issuer owns securities and/or cash having a value exceeding 50% of the value of such issuer's total assets on either a consolidated or unconsolidated basis, or (2) the date on which an issuer owns or proposes to acquire investment securities (as defined in section 3(a) of the Act) having a value exceeding 40% of the value of such issuer's total assets (exclusive of Government securities and cash items) on an unconsolidated basis. If the Company becomes an inadvertent investment company, and fails to meet the requirements of the transient investment company exemption under Rule 3a-2 of the Investment Company Act, then we will be required to register as an investment company with the SEC.

The ramifications of becoming an investment company, both in terms of the restrictions it would have on our company and the cost of compliance, would be significant. For example, in addition to expenses related to initially registering as an investment company, the Investment Company Act also imposes various restrictions with regard to our ability to enter into affiliated transactions, the diversification of our assets and our ability to borrow money. If we became subject to the Investment Company Act at some point in the future, our ability to continue pursuing our business plan would be severely limited.

27

STATEMENT OF ADDITIONAL INFORMATION

The following filings are incorporated herein by reference:

•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2015

•	Form 8-K filed by the Company on March 30, 2016

The Company will provide without charge to any stockholder upon written request, a copy of the Company’s Annual Report on Form 10-K, including financial statements and schedules thereto for the fiscal year ended December 31, 2015, as filed with the SEC (without exhibits). All such requests should be delivered to James Moe, 10275 Wayzata Blvd. Suite 100, Minnetonka, Minnesota 55305. Copies of exhibits will be provided upon written request and payment of a reasonable fee to cover the costs of reproduction and mailing.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. You may obtain such SEC filings from the SEC’s website at http://www.sec.gov. You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.

UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial statements are derived from our historical financial statements and give effect to the BRHC Transaction.

The unaudited pro forma balance sheets as of December 31, 2015, 2014 and 2013 are based on the audited balance sheets as of December 31, 2015, 2014 and 2013, respectively and give effect to the BRHC Transaction as if the BRHC Transaction had occurred on those dates.

The unaudited pro forma statements of operations for the years ended December 31, 2015, 2014 and 2013 are based on the audited statement of operations of the Company for the years ended December 31, 2015, 2014 and 2013, respectively. The unaudited pro forma condensed statements of operations for the years ended December 31, 2015, 2014 and 2013 include pro forma adjustments to give effect to the BRHC Transaction as if it had occurred at the beginning of those periods.

The unaudited pro forma condensed consolidated financial statements do not reflect adjustments for projected gains on extinguishment of debts associated with the BRHC Transaction.

The pro forma adjustments reflecting the BRHC Transaction include the use of estimates and assumptions as described in the related notes. The pro forma adjustments are based on information available to management at the time these unaudited pro forma condensed financial statements were prepared. The Company believes the estimates and assumptions used are reasonable and the significant effects of the BRHC Transaction are properly reflected. However, the estimates and assumptions are subject to change as additional information becomes available. The pro forma financial statements do not reflect any cost savings (or associated costs to achieve such savings) from operating efficiencies, synergies or other restructuring that could result from the BRHC Transaction. Additionally, the unaudited pro forma condensed statements of operations exclude the impact of non-recurring expenses the Company has incurred or will incur as a result of the BRHC Transaction, primarily non-capitalizable legal fees.

The unaudited pro forma condensed financial information is for informational purposes only and is not intended to represent or to be indicative of the results that actually would have occurred had the BRHC Transaction described above been completed as of the dates set forth in this unaudited pro forma condensed financial information and should not be taken as indicative of the Company’s future results of operations. Actual results may differ significantly from that reflected in the unaudited pro forma condensed financial information for a number of reasons, including, but not limited to, differences between the assumptions used to prepare the unaudited pro forma condensed financial information and actual results. The unaudited pro forma financial information should be read in conjunction with the accompanying footnotes, the Company’s Annual Report on Form 10-K for the years ended December 31, 2015, 2014 and 2013 and other information that the Company has filed with the Securities and Exchange Commission.

28

BLACK RIDGE OIL & GAS, INC.

PRO FORMA CONDENSED BALANCE SHEET

AS OF DECEMBER 31, 2015

(Unaudited)

	Historical	Pro Forma
	Black Ridge Oil & Gas, Inc.	Pro Forma Adjustments		Black Ridge Oil & Gas, Inc.
		(Note 2)
ASSETS

Current assets:
Cash	$228,194	$(228,194)	(a)	$–
Derivative instruments, current	1,154,400	(1,154,400)	(a)	–
Accounts receivable	5,038,146	(5,038,146)	(a)	–
Prepaid expenses	37,100	(37,100)	(a)	–
Total current assets	6,457,840	(6,457,840)		–

Property and equipment:
Oil and natural gas properties, full cost method of accounting:
Proved properties	131,168,906	(131,168,906)	(a)	–
Unproved properties	10,394	(10,394)	(a)	–
Other property and equipment	139,004	–		139,004
Total property and equipment	131,318,304	(131,179,300)		139,004
Less, accumulated depreciation, amortization, depletion and allowance for impairment	(99,468,927)	99,370,942	(a)	(97,985)
Total property and equipment, net	31,849,377	(31,808,358)		41,019

Investments	–	1,159,041	(b)	1,159,041

Total assets	$38,307,217	$(37,107,157)		$1,200,060

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$7,906,438	$(7,906,438)	(a)	$–
Accrued expenses	55,830	(55,830)	(a)	–
Current portion of revolving credit facility and long term debt	60,350,629	(60,350,629)	(a)	–
Total current liabilities	68,312,897	(68,312,897)		–

Asset retirement obligations	368,089	(368,089)	(a)	–
Deferred tax liability	–	–		–

Total liabilities	68,680,986	(68,680,986)		–

Stockholders' equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued and outstanding	–	–		–
Common stock, $0.001 par value, 500,000,000 shares authorized, 47,979,990 shares issued and outstanding	47,980	–		47,980
Additional paid-in capital	34,275,414	–		34,275,414
Retained earnings (accumulated deficit)	(64,697,163)	31,573,829)	(c)	(33,123,334)
Total stockholders' equity	(30,373,769)	31,573,829		1,200,060

Total liabilities and stockholders' equity	$38,307,217	$(37,107,157)		$1,200,060

The accompanying notes are an integral part of these financial statements.

29

BLACK RIDGE OIL & GAS, INC.

PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

(Unaudited)

	Year Ended December 31, 2015
	Historical	Pro Forma
	Black Ridge Oil & Gas, Inc.	Pro Forma Adjustments		Management Fee and Joint Venture		Black Ridge Oil & Gas, Inc.
		(Note 3)
Oil and gas sales	$15,104,629	$(15,104,629)	(a)	$–		$–
Gain (loss) on settled derivatives	11,477,653	(11,477,653)	(a)	–		–
Gain (loss) on the mark-to-market of derivatives	(6,425,345)	6,425,345	(a)	–		–
Management fee income	–	–		2,000,000	(b)	2,000,000
Total revenues	20,156,937	(20,156,937)		2,000,000		2,000,000

Operating expenses:
Production expenses	3,767,444	(3,767,444)	(a)	–		–
Production taxes	1,574,110	(1,574,110)	(a)	–		–
General and administrative	3,023,631	(426,484)	(a)	–		2,597,147
Depletion of oil and gas properties	9,278,108	(9,278,108)	(a)	–		–
Impairment of oil and gas properties	71,272,000	(71,272,000)	(a)	–		–
Accretion of discount on asset retirement obligations	32,574	(32,574)	(a)	–		–
Depreciation and amortization	16,295	–	(a)	–		16,295
Total operating expenses	88,964,162	(86,350,720)		–		2,613,442

Net operating income (loss)	(68,807,225)	66,193,783		2,000,000		(613,442)

Other income (expense):
Other income	13,398	–		–		13,398
Investment impairment	–	–		(3,563,600)	(c)	(3,563,600)
Interest (expense)	(8,136,248)	8,136,248	(a)	–		–
Total other income (expense)	(8,122,850)	8,136,248		(3,563,600)		(3,550,202)

Income (loss) before provision for income taxes	(76,930,075)	74,330,031		(1,563,600)		(4,163,644)

Provision for income taxes	6,593,040	(6,593,040)	(d)	–		–

Net income (loss)	$(70,337,035)	$67,736,991		$(1,563,600)		$(4,163,644)

Weighted average common shares outstanding - basic	47,979,990					47,979,990
Weighted average common shares outstanding - fully diluted	47,979,990					47,979,990

Net loss per common share - basic	$(1.47)					$(0.09)
Net loss per common share - fully diluted	$(1.47)					$(0.09)

The accompanying notes are an integral part of these financial statements.

30

BLACK RIDGE OIL & GAS, INC.

PRO FORMA CONDENSED BALANCE SHEET

AS OF DECEMBER 31, 2014

(Unaudited)

	Historical	Pro Forma
	Black Ridge Oil & Gas, Inc.	Pro Forma Adjustments		Black Ridge Oil & Gas, Inc.
		(Note 4)
ASSETS

Current assets:
Cash and cash equivalents	$94,682	$(94,682)	(a)	$–
Derivative instruments	3,571,803	(3,571,803)	(a)	–
Accounts receivable	5,740,171	(5,740,171)	(a)	–
Prepaid expenses	41,387	(41,387)	(a)	–
Total current assets	9,448,043	(9,448,043)		–

Property and equipment:
Oil and natural gas properties, full cost method of accounting
Proved properties	112,418,105	(112,418,105)	(a)	–
Unproved properties	591,121	(591,121)	(a)	–
Other property and equipment	139,004	–		139,004
Total property and equipment	113,148,230	(113,009,226)		139,004
Less, accumulated depreciation, amortization, depletion and allowance for impairment	(18,902,524)	18,820,963	(a)	(81,561)
Total property and equipment, net	94,245,706	(94,188,263)		57,443

Derivative instruments	4,007,942	(4,007,942)	(a)	–
Investments		2,854,309	(b)	2,854,309
Debt issuance costs, net	701,019	(701,019)	(a)	–

Total assets	$108,402,710	$(105,490,958)		$2,911,752

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$10,291,262	$(10,291,262)	(a)	$–
Accrued expenses	57,435	(57,435)	(a)	–
Total current liabilities	10,348,697	(10,348,697)		–

Asset retirement obligations	286,804	(286,804)	(a)	–
Revolving credit facility and long term debt, net of discounts of $2,072,483	51,834,603	(51,834,603)	(a)	–
Deferred tax liability	6,593,040	(6,593,040)	(b)	–

Total liabilities	69,063,144	(69,063,144)		–

Stockholders' equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued and outstanding	–	–		–
Common stock, $0.001 par value, 500,000,000 shares authorized, 47,979,990 shares issued and outstanding	47,980	–		47,980
Additional paid-in capital	33,651,714	–		33,651,714
Retained earnings	5,639,872	(36,427,814)	(c)	(30,787,942)
Total stockholders' equity	39,339,566	(36,427,814)		2,911,752

Total liabilities and stockholders' equity	$108,402,710	$(105,490,958)		$2,911,752

The accompanying notes are an integral part of these financial statements.

31

BLACK RIDGE OIL & GAS, INC.

PRO FORMA COMBINED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

(Unaudited)

	Year Ended December 31, 2014
	Historical	Pro Forma
	Black Ridge Oil & Gas, Inc.	Pro Forma Adjustments		Management Fee		Black Ridge Oil & Gas, Inc.
		(Note 5)
Oil and gas sales	$21,102,823	$(21,102,823)	(a)	$–		$–
Gain on settled derivatives	511,451	(511,451)	(a)	–		–
Gain (loss) on the mark-to-market of derivatives	7,793,421	(7,793,421)	(a)	–		–
Management fee income	–	–		2,000,000	(b)	2,000,000
Total revenues	29,407,695	(29,407,695)		2,000,000		2,000,000

Operating expenses:
Production expenses	2,705,763	(2,705,763)	(a)	–		–
Production taxes	2,203,501	(2,203,501)	(a)	–		–
General and administrative	2,891,641	(317,617))	(a)	–		2,574,024
Depletion of oil and gas properties	9,359,952	(9,359,952)	(a)	–		–
Accretion of discount on asset retirement obligations	22,361	(22,361)	(a)	–		–
Depreciation and amortization	29,138	–	(a)	–		29,138
Total operating expenses	17,212,356	(14,609,194)		–		2,603,162

Net operating income	12,195,339	(14,798,501)		2,000,000		(603,162)

Other income (expense):
Interest income	972	–		–		972
Interest (expense)	(5,285,236)	5,285,236	(a)	–		–
Total other income (expense)	(5,284,264)	5,285,236		–		972

Income (loss) before provision for income taxes	6,911,075	(9,513,265)		2,000,000		(602,190)

Provision for income taxes	(2,559,195)	2,559,195	(c)	–		–

Net income (loss)	$4,351,880	$(6,954,070)		$2,000,000		$(602,190)

Weighted average common shares outstanding - basic	47,979,990					47,979,990
Weighted average common shares outstanding - fully diluted	49,179,725					47,979,990

Net income (loss) per common share - basic	$0.09					$(0.01)
Net income (loss) per common share - fully diluted	$0.09					$(0.01)

The accompanying notes are an integral part of these financial statements.

32

BLACK RIDGE OIL & GAS, INC.

PRO FORMA CONDENSED BALANCE SHEET

AS OF DECEMBER 31, 2013

(Unaudited)

	Historical	Pro Forma
	Black Ridge Oil & Gas, Inc.	Pro Forma Adjustments		Black Ridge Oil & Gas, Inc.
ASSETS		(Note 6)

Current assets:
Cash and cash equivalents	$1,150,347	$(1,150,347)	(a)	$–
Accounts receivable	1,905,467	(1,905,467)	(a)	–
Advances to operators	1,214,662	(1,214,662)	(a)	–
Prepaid expenses	26,142	(26,142)	(a)	–
Total current assets	4,296,618	(4,296,618)		–

Property and equipment:
Oil and natural gas properties, full cost method of accounting
Proved properties	79,361,432	(79,361,432)	(a)	–
Unproved properties	2,798,795	(2,798,795)	(a)	–
Other property and equipment	115,482	–		115,482
Total property and equipment	82,275,709	(82,160,227)		115,482
Less, accumulated depreciation, amortization, depletion and allowance for impairment	(9,513,434)	9,461,011	(a)	(52,423)
Total property and equipment, net	72,762,275	(72,699,216)		63,059

Investments		1,875,968	(a)	1,875,968
Debt issuance costs, net	772,883	(772,883)	(a)	–

Total assets	$77,831,776	$(75,892,749)		$1,939,027

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$8,453,709	$(8,453,709)	(a)	$–
Accrued expenses	4,813	(4,813)	(a)	–
Derivative instruments	139,065	(139,065)	(a)	–
Total current liabilities	8,597,587	(8,597,587)		–

Derivative instruments	74,611	(74,611)	(a)	–
Asset retirement obligations	160,665	(160,665)	(a)	–
Revolving credit facility and long term debt, net of discounts of $2,645,582	30,556,301	(30,556,301)	(a)	–
Deferred tax liability	4,033,845	(4,033,845)	(b)	–

Total liabilities	43,423,009	(43,423,009)		–

Commitments and contingencies (See note 14)	–	–		–

Stockholders' equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued and outstanding	–	–		–
Common stock, $0.001 par value, 500,000,000 shares authorized, 47,979,990 shares issued and outstanding	47,980	–		47,980
Additional paid-in capital	33,072,795	–		33,072,795
Retained earnings	1,287,992	(32,469,740)	(c)	(31,181,748)
Total stockholders' equity	34,408,767	(32,469,740)		1,939,027

Total liabilities and stockholders' equity	$77,831,776	$(75,892,749)		$1,939,027

The accompanying notes are an integral part of these financial statements.

33

BLACK RIDGE OIL & GAS, INC.

PRO FORMA COMBINED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

(Unaudited)

	Year Ended December 31, 2013
	Historical	Pro Forma
	Black Ridge Oil & Gas, Inc.	Pro Forma Adjustments		Management Fee		Black Ridge Oil & Gas, Inc.
		(Note 7)
Oil and gas sales	$9,276,656	$(9,276,656)	(a)	$–		$–
Gain on settled derivatives	53,482	(53,482)	(a)	–		–
Loss on the mark-to-market of derivatives	(213,676)	213,676	(a)	–		–
Management fee income	–	–		2,000,000	(b)	2,000,000
Total revenues	9,116,462	(9,116,462)		2,000,000		2,000,000

Operating expenses:
Production expenses	1,145,686	(1,145,686)	(a)	–		–
Production taxes	1,015,907	(1,015,907)	(a)	–		–
General and administrative	2,299,757	(388,732)	(a)	–		1,911,025
Depletion of oil and gas properties	3,705,156	(3,705,156)	(a)	–		–
Accretion of discount on asset retirement obligations	9,019	(9,019)	(a)	–		–
Depreciation and amortization	24,001	–	(a)	–		24,001
Total operating expenses	8,199,526	(6,264,500)		–		1,935,026

Net operating income	916,936	(2,851,962)		2,000,000		64,974

Other income (expense):
Interest income	408	–		–		408
Interest (expense)	(2,380,359)	2,380,359	(a)	–		–
Settlement income	380,982	–		–		380,982
Settlement expense	(19,477)	–		–		(19,477)
Total other income (expense)	(2,018,446)	2,380,359		–		361,913

Income (loss) before provision for income taxes	(1,101,510)	(471,603)		2,000,000		426,887

Provision for income taxes	698,851	(698,851)	(c)	–		–

Net income (loss)	$(402,659)	$(1,170,454)		$2,000,000		$426,887

Weighted average common shares outstanding - basic	47,979,990					47,979,990
Weighted average common shares outstanding - fully diluted	47,979,990					47,979,990

Net income (loss) per common share - basic	$(0.01)					$0.01
Net income (loss) per common share - fully diluted	$(0.01)					$0.01

The accompanying notes are an integral part of these financial statements.

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Note 1 – Financial Statement Presentation

The unaudited pro forma condensed balance sheets as of December 31, 2015, 2014 and 2013 were derived from the audited balance sheets as of December 31, 2015, 2014 and 2013 together with pro forma adjustments to give effect to the BRHC Transaction as if it occurred on those dates.

The unaudited pro forma condensed statements of operations for the years ended December 31, 2015, 2014 and 2013 were derived from the audited statement of operations for the years ended December 31, 2015, 2014 and 2013, together with pro forma adjustments to give effect to the BRHC Transaction as if it occurred at the beginning of those periods.

These unaudited pro forma condensed financial statements are provided for illustrative purposes and do not purport to represent what the Company’s results of operations or financial position would have been if such transactions had occurred on the above mentioned dates. These statements were prepared based on accounting principles generally accepted in the United States. The use of estimates is required and actual results could differ from the estimates used. The Company believes the assumptions used provide a reasonable basis for presenting the significant effects directly attributable to the BRHC Transaction.

Note 2 – Adjustments to Pro Forma Condensed Balance Sheet as of December 31, 2015

(a)	Reflects oil and gas properties, revolving credit facilities and related current assets and liabilities contributed to Black Ridge Holding Company, LLC (“BRHC”).
(b)	Reflects joint venture interest after contributions to BRHC by the Company and Chambers Energy Management, LP (“Chambers”). The market value of the assets and liabilities contributed to BRHC is assumed to equal the book value.
(c)	Reflects net effect on retained earnings after the BRHC Transaction.

Note 3 – Adjustments to Pro Forma Condensed Statement of Operations for the Year Ended December 31, 2015

(a)	Reflects elimination of historical income and expenses related to the assets and liabilities contributed to BRHC.
(b)	Reflects estimated management fee income earned by the Company for services to BRHC as prescribed by the Management Services Agreement.
(c)	Reflects adjustment to the Company’s investment in BRHC, due to an impairment in oil and gas properties.
(d)	Reflects adjustment to the income tax provision after giving effect to the contribution of assets and liabilities to BRHC. Income taxes are estimated to be $0 as any changes in deferred tax asset have a corresponding adjustment to the reserve against the deferred tax asset.

Note 4 – Adjustments to Pro Forma Condensed Balance Sheet as of December 31, 2014

(a)	Reflects oil and gas properties, revolving credit facilities and related current assets and liabilities contributed to BRHC.
(b)	Reflects joint venture interest after contributions to BRHC by the Company and Chambers. The market value of the assets and liabilities contributed to BRHC is assumed to equal the book value.
(c)	Reflects adjustment to deferred taxes to reflect deferred tax asset, with a corresponding reserve against the deferred tax asset.
(d)	Reflects net effect on retained earnings after the BRHC Transaction.

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Note 5 – Adjustments to Pro Forma Condensed Statement of Operations for the Year Ended December 31, 2014

(a)	Reflects elimination of historical income and expenses related to the assets and liabilities contributed to BRHC.
(b)	Reflects estimated management fee income earned by the Company for services to BRHC as prescribed by the Management Services Agreement.
(c)	Reflects adjustment to the income tax provision after giving effect to the contribution of assets and liabilities to BRHC. Income taxes are estimated to be $0 as any changes in deferred tax asset have a corresponding adjustment to the reserve against the deferred tax asset.

Note 6 – Adjustments to Pro Forma Condensed Balance Sheet as of December 31, 2013

(a)	Reflects oil and gas properties, revolving credit facilities and related current assets and liabilities contributed to BRHC.
(b)	Reflects joint venture interest after contributions to BRHC by the Company and Chambers. The market value of the assets and liabilities contributed to BRHC is assumed to equal the book value.
(c)	Reflects adjustment to deferred taxes to reflect deferred tax asset, with a corresponding reserve against the deferred tax asset.
(d)	Reflects net effect on retained earnings after the BRHC Transaction.

Note 7 – Adjustments to Pro Forma Condensed Statement of Operations for the Year Ended December 31, 2013

(a)	Reflects elimination of historical income and expenses related to the assets and liabilities contributed to BRHC.
(b)	Reflects estimated management fee income earned by the Company for services to BRHC as prescribed by the Management Services Agreement.
(c)	Reflects adjustment to the income tax provision after giving effect to the contribution of assets and liabilities to BRHC. Income taxes are estimated to be $0 as any changes in deferred tax asset have a corresponding adjustment to the reserve against the deferred tax asset

36

ANNEX A - Asset Contribution Agreement

Asset Contribution Agreement

This Asset Contribution Agreement (the “Agreement”), is executed as of March 29, 2016, and is by and between Black Ridge Oil & Gas, Inc., a Nevada corporation (the “Transferor”), and Black Ridge Holding Company, LLC, a Delaware limited liability company (the “Transferee”). Transferor and Transferee are sometimes referred to herein individually as a “Party” or collectively as “Parties”.

WHEREAS, Transferee is a wholly owned subsidiary of Transferor;

WHEREAS, Transferor, as borrower, is party to that certain Second Lien Credit Agreement, dated as of August 8, 2013 (the “Credit Agreement”), along with Chambers Energy Capital II, LP (“CEC II LP”) and Chambers Energy Capital II TE, LP (“Chambers Energy Capital II TE”), as original lenders;

WHEREAS, pursuant to that certain Assignment and Acceptance, to be dated April 1, 2016, between Chambers Energy Capital II TE and CEC II TE, LLC (“CEC II TE” and, individually and together with CEC II LP, “CEC”), Chambers Energy Capital II TE assigned to CEC II TE, and CEC II TE assumed from Chambers Energy Capital II TE, all of Chambers Energy Capital II TE’s right, title and interest in, and the obligations with respect to the Credit Agreement;

WHEREAS, Transferor, Transferee and CEC have agreed to enter into that certain Debt Contribution Agreement, pursuant to which CEC shall contribute the Obligations (as defined in the Credit Agreement) to Transferee and convert such Obligations into the number of Class A Units in Transferee set forth opposite its name on Exhibit A hereto; and

WHEREAS, Transferor and Transferee desire to enter into this Agreement pursuant to which Transferor will convey certain assets and liabilities to Transferee in exchange for the number of Class A Units set forth opposite its name on Exhibit A hereto, on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Contribution of Assets. On the terms and subject to the conditions set forth in this Agreement, Transferor hereby contributes, transfers, assigns, conveys and delivers to Transferee, and Transferee does hereby acquire and accept from Transferor, all of Transferor's right, title and interest in, to and under all of the assets (other than the Excluded Assets (as defined below)) of the Transferor, including but not limited to, those assets described in Schedule 1 (the “Assets”). Transferor shall retain all right, title and interest in the assets described in Schedule 2 (the “Excluded Assets”).

1

2.	Assumed Liabilities. The Transferee hereby assumes from the Transferor, and shall perform, pay and discharge when due, all liabilities and obligations of Transferor to the extent exclusively or primarily resulting from, relating to or arising out of the Assets of whatever kind or nature (whether absolute, accrued, contingent, determined, determinable, disclosed, known or unknown, or otherwise), including but not limited to the obligations set forth on Schedule 3 (the “Assumed Liabilities”). Nothing contained herein shall prevent Transferee or its affiliates from contesting in good faith any of the Assumed Liabilities with any third-party obligee.

3.	Excluded Liabilities. Except for the Assumed Liabilities, the Transferee shall not assume or in any way be responsible for any other liability or obligation of the Transferor (the “Excluded Liabilities”). Without limiting the generality of the foregoing, the Assumed Liabilities shall not include liabilities and obligations of Transferor to the extent exclusively or primarily resulting from, relating to or arising out of the Excluded Assets of whatever kind or nature (whether absolute, accrued, contingent, determined, determinable, disclosed, known or unknown, or otherwise). The Transferor will discharge when due all of the Excluded Liabilities.

4.	Consideration. As consideration for the contribution of the Assets set forth under Section 1 of this Agreement, Transferee agrees to issue to the Transferor the number of Class A Units set forth opposite its name on Exhibit A hereto.

5.	Conditions Precedent. Transferor and Transferee each acknowledge and agree that final execution of this Agreement and the consummation of the transactions contemplated herein is contingent upon the following:

(a) approval of this Agreement and the transactions contemplated herein by the holders of a majority of the Transferor’s issued and outstanding common stock;

(b) consent to the assignment from Transferor to Transferee of the agreements set forth on Schedule 4 to which Transferor is a party and for which consent is required to consummate the transactions contemplated herein;

(c) the representations and warranties contained in Sections 7 and 8 shall be true and correct in all respects; and

(d) from and after the execution of this Agreement and until the Closing, the Transferor will operate the Assets in the ordinary course consistent with past practices and maintain the Assets in as good working order and condition as they are as of the date of this Agreement, ordinary wear and tear excepted.

6.	Closing. Consummation of the transactions contemplated in Sections 1, 2, and 4 of this Agreement (the “Closing”) shall be effective upon the satisfaction of the conditions precedent described in Section 5 of this Agreement and upon the satisfaction of the conditions to closing described in this Section 6. Upon the Closing, the transfer shall be deemed to be effective as of April 1, 2016 (the “Effective Date”) and all transactions and actions completed subsequent to the Effective Date by Transferor shall be deemed to have been completed on behalf of Transferee and for Transferee’s account. At Closing:

2

(a) Transferor shall execute, acknowledge and deliver to Transferee, or Transferee's designee, the instrument entitled “Assignment and Bill of Sale” in substantially the form as set forth in Schedule 5 attached hereto and made a part hereof for all purposes.

(b) Transferor shall deliver to Transferee such information, documents and records relating to the Assets as have not theretofore been delivered to Transferee.

(c) The Parties will execute and deliver any other appropriate assignments, bills of sale, deeds or instruments necessary to transfer the Assets to Transferee or to effect and support the transaction contemplated in this Agreement, including, without limitation, any conveyances on official forms and related documentation necessary to transfer the Assets to Transferee in accordance with requirements of governmental regulations.

7.	Representations and Warranties of the Transferor.

(a) Organization of Transferor. Transferor is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

(b) Authority. Transferor has all requisite power and authority to execute and deliver this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. Subject to receipt of the shareholder consent, Transferor has obtained all necessary corporate approvals for the execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Transferor and (assuming due authorization, execution and delivery by Transferee) shall constitute Transferor's legal, valid and binding obligation, enforceable against it in accordance with its terms.

(c) No Conflicts. The execution, delivery and performance, of this Agreement will not contravene, conflict with or result in a violation of any law, order or act of any governmental authority, provision of the certificate of incorporation or bylaws of the Transferor, or any other agreement with any person. No consent or authorization of, filing with, notice to or other act by or in respect of, any governmental authority or any other person that has not been obtained on or before the Closing is required to be obtained by the Transferor in connection with the execution, delivery, performance, validity or enforceability of this Agreement. The execution, delivery and performance of this Agreement will not result in a violation by the Transferor of any requirement of law or any contractual obligation of the Transferor that has not been waived and will not result in, or require, the creation or imposition of any lien on any of its properties or revenues pursuant to any requirement of law or any such contractual obligation.

3

(d) Ownership and Transfer of Assets. Transferor has valid, good and marketable title to, or in the case of leased or subleased Assets, valid and subsisting leasehold interests in, all of the Assets, and such Assets are free and clear of all liens, other than the permitted liens related to the assumed liabilities of the secured lenders. As of the Closing, Transferor shall have the unrestricted right to contribute, sell, transfer, assign, convey and deliver to Transferee all right, title and interest in and to, or in the case of leased or subleased Assets, all right, title and interest in and to the leasehold interest relating to, the Assets without penalty or other adverse consequences.

(e) Solvency. The Transferor has never, at any time, (i) made a general assignment for the benefit of creditors, (ii) filed, or had filed against it, any bankruptcy petition or similar filing, (iii) suffered the attachment or other judicial seizure of all or a substantial portion of its assets or (iv) admitted in writing its inability to pay its debts as they become due. The Transferor is not insolvent, nor will the Transferor be rendered insolvent by the consummation of the transactions contemplated hereby. As used in this Section 7(e), “insolvent” means that the sum of the present, fair, saleable value of the Transferor’s assets do not and will not exceed the Seller’s debts and other probable liabilities. After giving effect to the transactions contemplated hereby, (i) the Transferor will be able to pay its liabilities as they become due in the ordinary course of business, (ii) the Transferor will not have unreasonably small capital with which to conduct its business, and (iii) the Transferor will have assets (calculated at fair market value) that exceed its liabilities.

8.	Representations and Warranties of the Transferee.

(a) Organization of Transferee. Transferee is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) Authority. Transferee has all requisite power and authority to execute and deliver this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. Transferee has obtained all necessary limited liability company approvals for the execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Transferee and (assuming due authorization, execution and delivery by Transferor) shall constitute Transferee's legal, valid and binding obligation, enforceable against it in accordance with its terms.

4

(c) No Conflicts. The execution, delivery and performance, of this Agreement will not contravene, conflict with or result in a violation of any law, order or act of any governmental authority, provision of the certificate of formation or limited liability company agreement of the Transferee, or any other agreement with any person. No consent or authorization of, filing with, notice to or other act by or in respect of, any governmental authority or any other person that has not been obtained on or before the Closing is required to be obtained by the Transferee in connection with the execution, delivery, performance, validity or enforceability of this Agreement. The execution, delivery and performance of this Agreement will not result in a violation by the Transferee of any requirement of law or any contractual obligation of the Transferee that has not been waived and will not result in, or require, the creation or imposition of any lien on any of its properties or revenues pursuant to any requirement of law or any such contractual obligation.

9.	Indemnification.

(a) Indemnification of Transferor of Assumed Liabilities. From and after the Closing, the Transferee shall hold harmless, indemnify and defend the Transferor from and against, and shall compensate and reimburse the Transferor for any loss, damage, injury, liability, claim, demand, settlement, judgment, award, fine, penalty, tax, fee, charge or expense of any nature (“Damages”) suffered or incurred by Transferor or to which the Transferor may otherwise become subject at any time and that arise from or as a result of, or are connected with the Assumed Liabilities.

(b) Indemnification of Transferee. From and after the Closing, the Transferor shall hold harmless, indemnify and defend the Transferee from and against, and shall compensate and reimburse the Transferee for any Damages suffered or incurred by Transferee or to which the Transferee may otherwise become subject at any time and that arise from or as a result of, or are connected with (i) the Excluded Liabilities or (ii) any breach of a representation or warranty of the Transferor.

10.	Further Assurances. Transferor and Transferee agree to execute any and all documents and instruments of transfer, assignment, assumption or novation and to perform such other acts as may be reasonably necessary or expedient to further the purposes of this Agreement and the transactions contemplated by this Agreement.

11.	Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, representations and warranties and agreements, both written and oral, with respect to such subject matter.

5

12.	Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

13.	Third-Party Beneficiaries. Each of the Transferor and Transferee agree CEC is an intended third party beneficiary of, and entitled to rely on Section 5(d) of this Agreement. Except as provided in the previous sentence, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

14.	Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

15.	Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

16.	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware.

17.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

18.	Expenses. Transferee shall assume and pay all fees, costs and expenses related to this Agreement, the Closing and the transactions contemplated by this Agreement, including but not limited to accounting and legal expenses, real estate recording and transfer costs related to the Assets, and costs and expenses of Cadence Bank, N.A. and CEC.

6

[SIGNATURE PAGE FOLLOWS]

7

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BLACK RIDGE OIL & GAS, INC.
By: /s/ Kenneth DeCubellis Name: Kenneth DeCubellis Title: CEO

BLACK RIDGE HOLDING COMPANY, LLC
By: /s/ Kenneth DeCubellis Name: Kenneth DeCubellis Title: Authorized Person

8

Schedule 1

The Assets

1.	Cash as of the Effective Date, held in the following accounts:

Operating account with Cadence Bank.

2.	Accounts receivable as of the Effective Date.

3.	Leases held by Transferor in effect as of the Effective Date as listed on Exhibit 1A hereto.

4.	Federal tax withholdings (related to oil revenues) as of the Effective Date.

5.	North Dakota State tax withholdings (related to oil revenues) as of the Effective Date.

6.	Prepaid well coverage insurance provided by PayneWest Insurance as of the effective date.

7.	Hedging Agreements:

* * * *

8.	The Transferor’s interests in the wells listed on Exhibit 1B hereto.

9.	The joint operating agreements with the operators (and projects) listed below:

* * * *

9

Schedule 2

Excluded Assets

1.	The Transferor’s Interests in Merced Black Ridge, LLC.

2.	Management Agreement with Merced Black Ridge, LLC.

3.	Settlement Agreement and Release between Blackridge Oil & Gas, Inc. and Peerless Media, Ltd. and Electraworks, Ltd., together as respondents, dated as of September 27, 2012.

4.	Lease Agreement (for office property located at 10275 Wayzata Blvd., Minnetonka, Minnesota 55305) between Blackridge Oil & Gas, Inc. and 12075 Wayzata Blvd, LLC, dated as of April 30,2012, as amended November 15, 2013.

5.	Master Agreement between Blackridge Oil & Gas, Inc. and P2ES Holdings, LLC. Dated as of June 30, 2014 (Excalibur license agreement).

6.	Change of Control Employment Agreements with the following employees of the Transferor:

a.	Kenneth DeCubellis
b.	Kevin Patty
c.	James Moe
d.	Michael Eisele

7.	D&O Insurance provided by Hays/AFCO.

8.	Health Care Insurance provided by Blue Cross Blue Shield of Minnesota.

9.	Dental Insurance provided by Delta Dental of Minnesota.

10.	Agreement with Broadridge/Empire Stock Transfer, Inc. for stock transfer and shareholder mailing services.

11.	Prepaid annual fees for being listed on the OTC Market.

12.	Oil futures monitoring contract with Profit X/Telvent.

13.	The following list of furniture and fixtures, software, and machinery and equipment:

10

Furniture & Fixtures
Office Chair (Mesh Back)
Lateral File Storage Cabinet
Lateral File Storage Cabinets
Furniture System (Office Furniture)
Furniture System (Office Furniture)
Trade Show Booth
Software
O&G Website - Software (Makor Solutions)
Adobe Software - JW
Sequel Server Database (Marco)
Website Dev.-Williston Resources
Machinery & Equipment
Printer (Dell) - JW
Computer (Dell) - JW
Computers (2) M6500 (Dell)
Monitors (6) (23") (Dell)
Network Equip. (Marco)
Computer M6600 (Dell)
Computer M6600 & Port Replicator (Dell)
Computer Dell Latitude E5430
Computer Dell Precision M6800
Panasonic Phone System
Computer Dell Precision M6800
Computer Dell Precision M6800
Computer Server - Barracuda M390

11

Schedule 3

Assumed Liabilities

1.	All outstanding amounts owed under the Credit Agreement between Transferor, as borrower, and Cadence Bank, N.A., as lender.

2.	Second Lien Credit Agreement by and among Transferor, as borrower, the several banks and other financial institutions or entities from time to time parties thereto (the “Chambers Lenders”), and Chambers Energy Management, LP, as administrative agent.

3.	All JIB accounts payable (includes well costs and LOE) as of the Effective Date.

4.	All accounts payable as of the Effective Date.

5.	All fees, costs and expenses related to this Agreement, the Closing and the transactions contemplated by this Agreement, including but not limited to accounting and legal expenses, real estate recording and transfer costs related to the Assets, and costs and expenses of Cadence Bank, N.A. and the Chambers Lenders.

12

Schedule 4

Agreements Requiring Consent to Assign

Credit Agreement between Transferor, as borrower, and Cadence Bank, N.A., as lender.

13

Schedule 5

Assignment and Bill of Sale

(See attached form of.)

14

Exhibit A

Name	Initial Number of Class A Units[1]
Chambers Energy Capital II, LP	29,237,753.45
CEC II TE, LLC	3,580,574.87
Black Ridge Oil & Gas, Inc.	1,727,280.44

[1] The number of Class A Units listed below is prior to the Class A Units issued in connection with the Initial Capital Call of $10,000,000 of the Transferee. Upon such capital contribution, CEC II LP will own 38,146,724.43 Class A Units and CEC II TE will own 4,671,603.89 Class A Units.

15

ANNEX B - Chambers Contribution Agreement

Debt Contribution Agreement

This Debt Contribution Agreement (the “Agreement”), dated as of March 29, 2016, is by and among Black Ridge Oil & Gas, Inc., a Nevada corporation (“BROG”), Black Ridge Holding Company, LLC, a Delaware limited liability company (the “Company”), Chambers Energy Capital II, LP, a Delaware limited partnership (“Chambers Energy Capital II”), and CEC II TE, LLC, a Delaware limited liability company (“CEC II TE”; together with Chambers Energy Capital II, the “Lenders”). BROG, the Company and the CEC Parties (defined below) are referred to herein as the “Parties” and each a “Party”.

WHEREAS, pursuant to that certain Assignment and Acceptance, to be dated April 1, 2016, between Chambers Energy Capital II TE, LP (“Chambers Energy Capital II TE” and, together with the Lenders, the “CEC Parties”) and CEC II TE, Chambers Energy Capital II TE assigned to CEC II TE, and CEC II TE assumed from Chambers Energy Capital II TE, all of Chambers Energy Capital II TE’s right, title and interest in, and the obligations with respect to the Credit Agreement;

WHEREAS, BROG, as borrower, the Lenders and Chambers Energy Management, LP, as administrative agent (“Agent”), are parties to that certain Second Lien Credit Agreement, dated as of August 8, 2013 (as such agreement has been amended or modified, the “Credit Agreement”), under which, as of February 28, 2016, there are aggregate outstanding Obligations (as defined in the Credit Agreement) equal to $32,818,328.32;

WHEREAS, in connection with the Credit Agreement, each of Chambers Energy Capital II and Chambers Energy Capital II TE received a warrant dated as of August 8, 2013 (the “Warrants”) to purchase common stock of BROG on the terms and subject to the conditions set forth therein;

WHEREAS, the Parties wish to convert the Obligations (as defined in the Credit Agreement) into equity in the Company and to cancel the Warrants on the terms and subject to the conditions herein; and

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Debt Contribution and Conversion to Equity.

(a) On the terms and subject to the conditions set forth herein, the Lenders hereby agree to contribute $32,818,328.32 aggregate principal amount of the loans outstanding under the Credit Agreement, including all of the corresponding principal, interest, fees and other obligations related thereto arising under the Credit Agreement, to the Company in exchange for 32,818,328.32 Class A Units (as defined in the LLC Agreement) in the Company as set forth opposite such Lender’s name in Schedule 1 (the “Debt Contribution”). Concurrently with the Debt Contribution, such amount of the Loans (as defined in the Credit Agreement) shall be deemed paid according to the previous sentence and each Warrant shall be automatically retired and cancelled. For the avoidance of doubt, after the Debt Contribution no remaining Obligations will remain outstanding under the Credit Agreement.

(b) On the terms and subject to the conditions set forth herein and in the LLC Agreement, the Lenders commit to contribute up to an additional aggregate amount of $30,000,000 in exchange for additional Class A Units in the Company.

(c) Upon the Closing Date (defined below), the transactions described in this Section 1 shall be deemed to be effective April 1, 2016.

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2. Representations and Warranties of BROG and Lenders.

(a) BROG represents and warrants as of the date hereof and on the Closing Date to the CEC Parties and the Company:

(i) BROG has the power and authority, and the legal right, to make, deliver and perform this Agreement and (B) subject to obtaining approval of the shareholders of BROG for the transactions contemplated by this Agreement which shall be obtained prior to the Closing Date, has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Agreement.

(ii) The execution, delivery and performance, of this Agreement will not contravene, conflict with or result in a violation of any law, order or act of any governmental authority, provision of the certificate of incorporation or bylaws of the BROG, or any other agreement with any person.

(iii) No consent or authorization of, filing with, notice to or other act by or in respect of, any governmental authority or any other person that has not been obtained on or will not be obtained before the Closing Date is required to be obtained by BROG in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

(iv) This Agreement (A) has been duly executed and delivered on behalf of BROG and (B) constitutes a legal, valid and binding obligation of BROG, enforceable against such partner in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally.

(v) The execution, delivery and performance of this Agreement will not result in a violation by BROG of any requirement of law or any contractual obligation of BROG that has not been waived and will not result in, or require, the creation or imposition of any lien on any of its properties or revenues pursuant to any requirement of law or any such contractual obligation.

(b) Each of the CEC Parties represents and warrants as of the date hereof and on the Closing Date to BROG and the Company:

(i) Such CEC Party (A) has the power and authority, and the legal right, to make, deliver and perform this Agreement and (B) has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Agreement.

(ii) The execution, delivery and performance, of this Agreement will not contravene, conflict with or result in a violation of any law, order or act of any governmental authority, provision of the certificate of formation, certificate of limited partnership, limited liability company agreement or agreement of limited partnership of such CEC Party, as applicable, or any other agreement with any person.

(iii) No consent or authorization of, filing with, notice to or other act by or in respect of, any governmental authority or any other person that has not been obtained on or before the Closing Date is required to be obtained by such CEC Party in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

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(iv) This Agreement (A) has been duly executed and delivered on behalf of such CEC Party and (B) constitutes a legal, valid and binding obligation of such CEC Party, enforceable against such CEC Party in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally.

(v) The execution, delivery and performance of this Agreement will not result in a violation by such CEC Party of any requirement of law or any contractual obligation of such CEC Party that has not been waived and will not result in, or require, the creation or imposition of any lien on any of its properties or revenues pursuant to any requirement of law or any such contractual obligation.

(c) Each of the Lenders represents and warrants as of the date hereof and on the Closing Date to BROG and the Company that such Lender is the holder of the principal amount of the loans outstanding under the Credit Agreement. Such indebtedness has not been sold, pledged, assigned or hypothecated to any other person.

(d) Each of Chambers Energy Capital II and Chambers Energy Capital II TE represents and warrants as of the date hereof and on the Closing Date to BROG and the Company that such CEC Party is the holder the Warrants described in Schedule 2. Such Warrants have not been sold, pledged, assigned or hypothecated to any other person.

3. Conditions Precedent. The effectiveness of this Agreement and the consummation of the Debt Contribution are subject to the satisfaction of the following conditions precedent (the date and time of satisfaction of such conditions precedent, the “Closing Date”):

(a) Each Party shall have received this Agreement duly executed and delivered by each other Party.

(b) Each of the representations and warranties of each Party set forth herein are true and accurate as of the date hereof and as of the Closing Date.

(c) (i) BROG shall have executed and delivered to the Lenders its signature page to that certain Limited Liability Company Agreement of the Company in the form attached hereto as Exhibit A (the “LLC Agreement”); (ii) the other Members (as defined in the LLC Agreement), if any, shall have executed and delivered to the Lenders their signature pages to the LLC Agreement and (iii) upon execution and delivery of the LLC Agreement by the Lenders, the LLC Agreement shall be effective and enforceable against BROG and any other parties thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally.

(d) BROG shall have received approval from its shareholders for the transactions contemplated by this Agreement and shall have satisfied all required notice and reporting obligations of the Securities Exchange Act of 1934, as amended, related to the transactions contemplated by this Agreement.

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(e) Two individuals approved by the Lenders shall have been appointed to the Board of Managers (as defined in the LLC Agreement) of the Company, such appointment to be effective upon the Effective Time.

(f) The Company shall have admitted each Class A Unitholder and each holder of Initial Class B Units (as each such term is defined in the LLC Agreement) as a member in the Company, and shall have issued to each Class A Unitholder and holder of Initial Class B Units, as the case may be, the Class A Units or Class B Units (as each such term is defined in the LLC Agreement), as the case may be, set forth opposite such Member’s name in Schedule 1.

(g) The Lenders shall have received a detailed budget for the remainder of fiscal year 2016 as approved by the Board of Managers of the Company, in each case, in form and substance and with such detail as shall be reasonably acceptable to the Lenders.

(h) BROG shall have assigned that certain Credit Agreement, dated as of August 8, 2013, by and between BROG and Cadence Bank, N.A., as lender, as such agreement has been amended, restated or otherwise modified from time to time, to the Company (the “Cadence Credit Agreement”) and Cadence Bank, N.A. shall have consented to such assignment and the Company and Cadence Bank, N.A. shall have entered into any applicable amendment agreements related to such assignment and waiver of financial covenant ratio compliance for the periods ended December 31, 2015 and March 31, 2016.

(i) BROG shall have assigned the hedging agreements, by and between BROG and BP Energy Company, a Delaware corporation (“BP”) to the Company, and BP shall have consented to such assignment.

(j) The Agent and the Lenders shall have received a certificate of the Company, dated as of the Closing Date, certifying that as of the Closing Date, no default or event of default exists or would occur as a result of the transactions contemplated by this Agreement, including the Debt Contribution Agreement, the Asset Contribution Agreement, the Cadence Credit Agreement and the effectiveness of the LLC Agreement.

(k) The Agent and the Lenders shall have received from the Company all fees and expenses due and payable on or prior to the Closing Date.

(l) BROG shall have executed and delivered, or shall have caused to be executed and delivered, such other items as the CEC Parties may reasonably request, each of which shall be in form and substance reasonably satisfactory to the CEC Parties.

4. Tax Characterization. The Parties hereby agree to report the transactions contemplated by this Agreement in accordance with the principles of section 721 of the Internal Revenue Code of 1986, as amended (the “Code”). Further, the Parties acknowledge that the transactions contemplated by this Agreement may cause the Company to recognize income from discharge of indebtedness. In such a case, the Parties hereby agree that any discharge of indebtedness income recognized by the Company in connection with the transactions contemplated by this Agreement shall be governed in accordance with Section 108(e)(8) of the Code.

5. Counterparts. This Agreement may be executed by one or more parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

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6. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT (INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF DELAWARE.

8. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN (IN EACH CASE, WHETHER FOR CLAIMS SOUNDING IN CONTRACT OR IN TORT).

9. Entire Agreement. This Agreement in combination with the LLC Agreement and the Asset Contribution Agreement represents the entire agreement of the Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Parties relative to the subject matter hereof not expressly set forth or referred to therein or in this Agreement.

10. Further Assurances. Each of the Parties shall execute, acknowledge, deliver or cause to be executed, acknowledged or delivered, all further documents as shall be reasonably necessary or convenient to carry out the provisions of this Agreement.

11. Costs; Expenses. Subject to and in accordance with Section 9.5 of the Credit Agreement, regardless of whether the transactions contemplated by this Agreement are consummated, BROG agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent and each Lender incurred in connection with the development, preparation, execution and delivery of this Agreement, including the reasonable fees and disbursements and other charges of counsel and consultants to the Agent, provided that if the transactions contemplated by this Agreement close such amounts shall be paid by the Company.

12. Amendments in Writing. This Agreement may only be amended or modified if such amendment, modification or waiver is in writing and signed by all Parties. No waiver of any breach of this Agreement shall be construed as an implied amendment or agreement to amend or modify any provision of this Agreement.

13. Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

BLACK RIDGE OIL & GAS, INC. By: /s/ Kenneth DeCubellis Name: Kenneth DeCubellis Title: CEO BLACK RIDGE HOLDING COMPANY, LLC By: /s/ Kenneth DeCubellis Name: Kenneth DeCubellis Title: Authorized Person

[Signature Page to Black Ridge Debt Contribution Agreement]

The Lenders:

CHAMBERS ENERGY CAPITAL II, LP,

By: CEC Fund II GP, LLC, its general partner

By:	/s/ J. Robert Chambers
Name: J. Robert Chambers Title: Managing Director

CEC II TE, LLC,

By: Chambers Energy Capital II TE, LP, its sole member

By: CEC Fund II GP, LLC, its general partner

By:	/s/ J. Robert Chambers
Name: J. Robert Chambers Title: Managing Director

[Signature Page to Black Ridge Debt Contribution Agreement]

Chambers Energy Capital II TE

Chambers Energy Capital II TE, LP

By: CEC Fund II GP, LLC, its general partner

By:	/s/ J. Robert Chambers
Name: J. Robert Chambers Title: Managing Director

[Signature Page to Black Ridge Debt Contribution Agreement]

Schedule 1

Class A Unit Ownership

Limited Partner	Initial Class A Units
Chambers Energy Capital II, LP	29,237,753.45
CEC II TE, LLC	3,580,574.87
Black Ridge Oil & Gas, Inc.	1,727,280.44
Total:	34,545,608.76

Class B Unit Ownership

Limited Partner	Class B Units
Black Ridge Oil & Gas, Inc.	1,000,000
Total:	1,000,000

Schedule 1

Schedule 2

Outstanding Loans and Warrants

Lender	Aggregate Outstanding Principal Amount of Loans of Lender
Chambers Energy Capital II, LP	$29,237,753.45 (including interest paid-in-kind)
CEC II TE, LLC	$3,580,574.87 (including interest paid-in-kind)

That certain Warrant to Purchase Common Stock in Black Ridge Oil & Gas, Inc. dated as of August 8, 2013 from Black Ridge Oil & Gas, Inc. to Chambers Energy Capital II TE, LP.

That certain Warrant to Purchase Common Stock in Black Ridge Oil & Gas, Inc. dated as of August 8, 2013 from Black Ridge Oil & Gas, Inc. to Chambers Energy Capital II, LP.

Schedule 2

Exhibit A

Form of

Limited Liability Company Agreement

(See Attached).

Exhibit A

ANNEX C - Management Services Agreement

MANAGEMENT SERVICES AGREEMENT

This MANAGEMENT SERVICES AGREEMENT (this “Agreement”) is made and entered into as of this [ ˜ ] day of [ ˜ ], 2016, by and among Black Ridge Holding Company, LLC (“Company”), a Delaware limited liability company, and Black Ridge Oil & Gas, Inc., a Nevada corporation (“Manager”). Company and Manager may be referred to individually herein as a “Party” and collectively as the “Parties”.

WITNESSETH:

WHEREAS, Company owns certain Oil and Gas Properties (as defined in the LLC Agreement referred to below) as of the date hereof and may from time to time hereafter acquire additional Oil and Gas Properties (all such Oil and Gas Properties, collectively, the “Properties”).

WHEREAS, Manager, Chambers Energy Capital II, LP and CEC II TE, LLC have entered into that certain Limited Liability Company Agreement, dated as of the date hereof (the “LLC Agreement”).

WHEREAS, Company desires to engage Manager to provide certain services required by Company, including, without limitation, administrative, accounting, and technical services, and Manager is willing to accept such engagement, all upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing, the terms and provisions set forth herein and the mutual benefits to be gained by the performance thereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Services.

1.1 Company hereby engages Manager, as of April 1, 2016 (the “Effective Date”), to provide the services set forth on Schedule I (the “Services”).

1.2 Manager hereby accepts the engagement provided for in Section 1.1 above and agrees to perform the duties and responsibilities set forth herein during the term of this Agreement.

1.3 Manager may engage or contract for, or cause to be engaged or contracted for, on behalf of Company, the goods and services of third-party subcontractors, suppliers, vendors and other providers to perform the Services or any part of the Services; provided that, other than with respect to Approved Third Party Expenses (as hereinafter defined), the expense and all costs payable to or otherwise incurred in connection with the retention of any such third-party service provider shall be borne by Manager. “Approved Third Party Expenses” shall include, without limitation, charges actually incurred on behalf of Company in connection with: (i) the annual audit of Company’s consolidated financial statements by an independent auditor; (ii) the provision of legal services by outside legal counsel with respect to Company’s legal matters; (iii) the preparation of any reserve report or engineering report by an independent petroleum engineer; and (iv) the provision of insurance protecting Company’s assets and the business of Company against loss and to protect Company, its directors and officers, against liability to third parties arising out of Company’s operations. At Company’s election, Approved Third Party Expenses may be paid by Manager and subject to reimbursement by Company as provided in Section 2.3, or billed directly to Company from such third-party service provider. Upon request, Manager shall provide to Company all pertinent information, including copies of invoices, regarding such Approved Third Party Expenses.

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1.4 Company shall provide direction to Manager where business decisions are required in the performance of the Services. Where necessary for the performance of the Services, Company shall designate Manager as its authorized agent.

1.5 Manager may not delegate its principal, decision-making authority under this Agreement to any person other than to the members of Manager management; provided, Manager may delegate the whole or any part of its other functions hereunder to any affiliate, employee or consultant of Manager. Manager shall, notwithstanding any such delegation, remain responsible for the performance of its obligations as set forth in this Agreement.

2. Performance Obligations.

2.1 The Services will be provided in a good and workmanlike manner, in accordance with standard practices of similar providers of such services to similarly situated companies engaged in the oil and gas industry.

2.2 Company shall pay Manager, as compensation for the Services, an annual fee of $2,000,000 (less any amounts in excess of $200,000 related to the items specified on Schedule II hereto) (the “Annual Fee”) to be paid in equal 90-day installments (calculated on a 360-day year) of $500,000 (or such lesser amounts if the fees related to the items specified on Schedule II hereto during the course of the year have exceeded $200,000), payable in advance (the “Quarterly Fee”), during the term of this Agreement. The Quarterly Fee shall be paid on the first day of each 90-day period (the “Payment Date”) by wire transfer into a bank account designated by Manager in writing. Notwithstanding the previous sentence, the first Payment Date shall be on the date hereof, and the first 90-day period shall commence as of the Effective Date. The Annual Fee shall not include any fees related to the items specified on Schedule II hereto. The Annual Fee shall be reduced by $0.75 per year for each $1.00 of management fee revenue (or any other consideration received with respect to management fees) that Manager receives from third parties after the date hereof, provided that the Annual Fee shall not be reduced below $1,000,000 per annum. The adjusted Annual Fee amount shall be paid quarterly as set forth in this Section 2.2, and no adjustments shall be made to previously paid Quarterly Fees.

In addition to the Quarterly Fee, Company shall reimburse Manager for all Approved Third Party Expenses (except for those Approved Third Party Expenses Manager elects to have billed directly to Company pursuant to Section 1.3).

2.3 Manager shall maintain adequate accounting records, which in reasonable detail fairly reflect the Services contemplated hereunder. During the term of this Agreement, Manager shall afford to Company’s representatives, advisers and consultants the right (the “Audit Right”) to review and examine the books and records of Manager which relate to the provisions of the Services at any reasonable time during the regular business hours of Manager. The fees and expenses of the Audit Right shall be borne by Company.

2.4 During the term of this Agreement, Manager agrees that the Company will have a co-invest right on any transactions that Manager locates, facilitates or manages for a third-party, including the right to exercise and fulfill any option Manager has to participate as a co-investor.

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3. Independent Contractor Status.

3.1 Manager and all affiliates and employees of either Manager or any of its affiliates providing Services hereunder shall be engaged in a capacity as an independent contractor with full control over the manner and method of performance of the Services, subject to the limitations set forth in this Agreement.

3.2 Company understands and agrees that Manager’s relationship to Company under this Agreement is strictly a contractual arrangement on the terms and conditions set forth in this Agreement, and hereby waives any and all rights that it may otherwise have under applicable law or legal precedents to make any claims or take any action against Manager’s affiliates, officers, directors, members, agents or representatives based on any theory of agency, fiduciary duty or other special standard of care. Company understands and agrees that no fiduciary duty or other legal duty or obligation or special standard of care shall be imposed on Manager or any of its affiliates by virtue of this Agreement.

4. Term.

4.1 This Agreement shall remain in effect, either (i) terminated by either party after such party has provided ninety (90) days written notice or (ii) upon a Change of Control (as defined in the LLC Agreement) of Company. If this Agreement is terminated by the Company prior to January 1, 2017, the Company shall, if a positive number, pay Manager a termination fee equal to (A) $2,000,000 multiplied by a fraction, the numerator of which is the number of days remaining in the 2016 calendar year from and after the Effective Date, as adjusted to reflect a 360-day year, and the denominator of which is 360, less (B) the amount paid by the Company to Manager under Section 2.2 of this Agreement prior to the date of termination. For the avoidance of doubt, if the Company provides written notice prior to January 1, 2017 of its intent to terminate this Agreement subsequent to December 31, 2016, the Company shall not be required to pay Manager any fees other than the pro rata portion of the Annual Fee that Manager would otherwise be entitled to receive for providing Services prior to the termination of this Agreement.

5. Representations and Warranties of the Company and the Manager.

5.1 Representation and Warranty by the Manager. The Manager hereby represents and warrants to the Company the following: The execution, delivery and performance, of this Agreement will not contravene, conflict with or result in a violation of any law, order or act of any governmental authority, provision of the certificate of incorporation of bylaws of the Manager, or any other agreement with any person. No consent or authorization of, filing with, notice to or other act by or in respect of, any governmental authority or any other person that has not been obtained on or before the Closing is required to be obtained by the Manager in connection with the execution, delivery, performance, validity or enforceability of this Agreement. The execution, delivery and performance of this Agreement will not result in a violation by the Manager of any requirement of law or any contractual obligation of the Manager that has not been waived and will not result in, or require, the creation or imposition of any lien on any of its properties or revenues pursuant to any requirement of law or any such contractual obligation.

5.2 Representation and Warranty by the Company. The execution, delivery and performance, of this Agreement will not contravene, conflict with or result in a violation of any law, order or act of any governmental authority, provision of the certificate of formation or limited liability company agreement of the Company, or any other agreement with any person. No consent or authorization of, filing with, notice to or other act by or in respect of, any governmental authority or any other person that has not been obtained on or before the Closing is required to be obtained by the Company in connection with the execution, delivery, performance, validity or enforceability of this Agreement. The execution, delivery and performance of this Agreement will not result in a violation by the Company of any requirement of law or any contractual obligation of the Company that has not been waived and will not result in, or require, the creation or imposition of any lien on any of its properties or revenues pursuant to any requirement of law or any such contractual obligation.

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6. Indemnification.

6.1 Indemnification by Manager. Manager will indemnify and defend Company, its directors, officers, employees, managers, equity holders, and agents and hold them harmless from and against any liability, damage, penalty, fee, cost, expense or obligation (including reasonable attorneys’ fees and disbursements) arising from any breach of this Agreement by Manager or from any other action or omission by Manager in the performance of its duties hereunder, if such action or omission constitutes gross negligence, recklessness or misconduct on the part of Manager.

6.2 Indemnification by Company. Company will indemnify and defend Manager, its directors, officers, employees and agents and hold them harmless from and against any liability, damage, penalty, fee, cost, expense or obligation (including reasonable attorneys’ fees and disbursements) arising from any breach of this Agreement by Company or from any other action or omission by Company in the performance of its duties hereunder, if such action or omission constitutes gross negligence, recklessness or misconduct on the part of Company.

6.3 Limitation of Liability. Notwithstanding anything in this Agreement to the contrary, neither party will have any liability to the other party for any special, consequential or punitive damages.

6.4 Third Party Claims. Manager will immediately notify Company if a claim is made by a third party with respect to (i) this Agreement, (ii) any matter arising from the Services, or (iii) any Properties that are the subject of this Agreement. Manager will propose counsel to defend any such claim and Company will have the right to approve such counsel or direct Manager to retain counsel of Company’s choosing. Company will pay all expenses in connection with the defense of such claim, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered in respect of such claim, except when the claim results from Manager’s negligence, misconduct or recklessness.

7. Assignment.

6.1 Neither this Agreement nor any of the rights, benefits or obligations hereunder may be assigned or delegated (whether by operation of law or otherwise) without the prior written consent of the other Parties, which consent shall not be unreasonably withheld; provided, that the foregoing shall in no way restrict the performance of a Service by a subsidiary or a third-party as otherwise allowed hereunder.

8. Miscellaneous.

8.1 Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter herein and supersedes any and all prior or contemporaneous understandings, negotiations or agreements between the Parties and shall be binding upon and inure to the benefit of the Parties hereto and their respective legal representatives and permitted successors and assigns.

8.2 Amendments and Waiver. Any amendment, supplement, variation, alteration or modification to the Agreement must be made in writing and duly executed by an authorized representative or agent of each of the Parties.

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8.3 Confidentiality. Manager will, and will cause each of its officers, directors, employees, agents or other representatives to, keep confidential all non-public information received from or otherwise relating to, Company, its subsidiaries, properties and businesses (“Confidential Information”), and will not, and will not permit its officers, directors, employees, agents or other representatives to, (a) disclose Confidential Information to any other person or (b) use Confidential Information for anything other than as necessary and appropriate in carrying out the business of Company. The restrictions set forth herein do not apply to any disclosures required by law or regulatory authority (pursuant to the advice of counsel), so long as (x) the person subject to such disclosure obligations provides prior written notice (to the extent reasonably practicable and permitted by applicable law) to Company stating the basis upon which the disclosure is asserted to be required, and (y) the person subject to such disclosure obligations takes all reasonable steps permitted by applicable law (without the obligation to spend money or incur liabilities) to oppose or mitigate any such disclosure. As used herein the term “Confidential Information” shall not include information that (i) is or becomes generally available to the public other than as a result of a disclosure by Manager or its officers, directors, employees, agents, counsel, investment advisers or representatives (all such persons being collectively referred to as “Representatives”) in violation of this Agreement, (ii) is or was available to Manager on a non-confidential basis prior to its disclosure to Manager or its Representatives by Company or (iii) was or becomes available to Manager on a non-confidential basis from a source other than Company, which source is or was (at the time of receipt of the relevant information) not, to the best of Manager’s knowledge, bound by a confidentiality agreement with (or other confidentiality obligation to) Company or another person. Notwithstanding the foregoing, Manager may make all required regulatory filings regarding this Agreement, without the consent of Company; provided, that Manager will use commercially reasonable efforts to provide Company with an opportunity to review any Company-related disclosures contained in such filings prior to filing.

8.4 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.5 Counterparts. This Agreement may be executed by one or more of the Parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

8.6 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE. THE Parties hereby irrevocably submit to the exclusive jurisdiction of the DELAWARE CHANCERY COURT LOCATED IN WILMINGTON, DELAWARE, or, if such COURT does not have jurisdiction, any Federal Court of the United States of America or other delaware state court located in THE STATE OF DELAWARE] and appropriate appellate courts therefrom, and each Party hereby irrevocably agrees that all claims in respect of such dispute, controversy or claim may be heard and determined in such courts. The Parties hereby irrevocably waive, to the fullest extent permitted by applicable Laws, any objection which they may now or hereafter have to the laying of venue of any such dispute, controversy or claim brought in any such court or any defense of inconvenient forum for the maintenance of such dispute, controversy or claim. Each Party agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

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8.7 WAIVERS OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY RELATED AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

8.8 Further Assurances. The Parties agree to take such actions and execute and deliver such other documents or agreements as may be necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby and thereby.

8.9 Titles and Subtitles. The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

8.10 Construction. The Parties hereto have jointly participated in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties hereto and no presumption or burden of proof will arise favoring or disfavoring any Party hereto because of the authorship of any provision of this Agreement.

8.11 Survival. All covenants, agreements, representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement effective as of the date first above written.

BLACK RIDGE HOLDING COMPANY, LLC

By:________________________________

Name:______________________________

Designation:_________________________

BLACK RIDGE OIL & GAS, INC.

By:________________________________

Name:______________________________

Designation:________________________

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ANNEX D - BRHC LLC Agreement

LIMITED LIABILITY COMPANY AGREEMENT OF BLACK RIDGE HOLDING COMPANY, LLC a Delaware Limited Liability Company Dated as of [ ˜ ], 2016

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LIMITED LIABILITY COMPANY AGREEMENT
OF
BLACK RIDGE HOLDING COMPANY, LLC

THIS LIMITED LIABILITY COMPANY AGREEMENT, dated as of [ ˜ ], 2016, and effective April 1, 2016 (this “Agreement”), of Black Ridge Holding Company, LLC, a Delaware limited liability company (the “Company”), is adopted, executed and agreed to, for good and valuable consideration, by and among the Members executing this Agreement on the date hereof and any other individuals who become Members after the date hereof pursuant to the terms of Section 3.2(d).

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto do hereby agree as follows:

ARTICLE I

Formation

Section 1.1.          Formation. The Company was formed as a Delaware limited liability company on March 9, 2016 by the filing of the Certificate of Formation (the “Certificate”) in the office of the Secretary of State of the State of Delaware under and pursuant to the Act. The Members hereby agree that during the term of the Company, the rights and obligations of the Members with respect to the Company will be determined in accordance with the terms and provisions of this Agreement and the Act (except where the Act provides that such rights and obligations specified in the Act shall apply “unless otherwise provided in a limited liability company agreement” or words of similar effect and such rights and obligations are set forth in this Agreement). Notwithstanding anything herein to the contrary, §18-210 of the Act (entitled “Contractual Appraisal Rights”) shall not apply or be incorporated into this Agreement.

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Section 1.2.          Name. The name of the Company is “Black Ridge Holding Company, LLC.” The business of the Company shall be conducted in the name of the Company. If the applicable law of a jurisdiction where the Company does business requires the Company to do business under a different name, the Board of Managers shall choose another name to do business in such jurisdiction. In such a case, the business of the Company in such jurisdiction may be conducted under such other name or names as the Board of Managers may select.

Section 1.3.          Purpose. Subject to the terms of this Agreement, the purpose of the Company shall be: (a) to receive the capital contributions as set forth in this Agreement; (b) to acquire, farm-in, own, hold, maintain, renew, drill and develop Oil and Gas Properties and related assets and other properties in the United States, initially in North Dakota and Montana; (c) to acquire, produce, collect, store, treat, deliver, market, sell or otherwise dispose of Hydrocarbons and minerals; (d) to farm-out, sell, abandon and otherwise dispose of such Oil and Gas Properties, related assets and other properties; (e) to engage in exploration for Hydrocarbons and minerals through farm-outs, farm-ins, participations, joint ventures, operating agreements or other similar arrangements; and (f) to engage in all lawful activities and to enter into, exercise the rights and enjoy the benefits under, and discharge the obligations of the Company pursuant to, all contracts, agreements, and other instruments which the Board of Managers determines to be necessary or suitable for or incidental to the accomplishment and conduct of the foregoing purposes in clauses (a) through (e) above.

Section 1.4.          Registered Office and Registered Agent; Principal Place of Business

(a)                The registered office of the Company required by the Act to be maintained in the State of Delaware shall be the initial registered office named in the Certificate or such other office (which need not be a place of business of the Company) as the Board of Managers may designate from time to time in the manner provided by law. The registered agent of the Company in the State of Delaware shall be the initial registered agent named in the Certificate or such other Person or Persons as the Board of Managers may designate from time to time.

(b)               The principal place of business of the Company shall be 10275 Wayzata Blvd., Suite 100, Minnetonka, MN 55305, or at such other location as designated from time to time by the Board of Managers.

Section 1.5.          Foreign Qualification. Prior to the Company conducting business in any jurisdiction other than Delaware, the Company shall comply, to the extent procedures are reasonably available, with all requirements necessary to qualify the Company as a foreign limited liability company in such jurisdiction. At the request of the Board of Managers or an officer of the Company, each Member agrees to execute, acknowledge, swear to, and deliver all certificates and other instruments conforming with this Agreement that are necessary or appropriate to qualify, continue, and terminate the Company’s status as a foreign limited liability company in all such jurisdictions in which the Company may conduct business.

Section 1.6.          Term. The Company commenced on the date the Certificate was filed with the Secretary of State of Delaware and shall continue in existence until it is dissolved and terminated in accordance with the terms hereof.

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Section 1.7.          Transaction Costs. The Company shall promptly pay or reimburse CEC, to the extent such costs have been incurred, for all reasonable, documented, third-party, out-of-pocket costs and expenses (in each case, as determined in good faith by the Board of Managers) incurred by CEC or its Affiliates in connection with its consideration of an investment in the Company, its due diligence of the Company in relation thereto, the negotiation, preparation and execution of this Agreement and each other Transaction Document, and the consummation of the transactions hereunder and thereunder, including the reasonable and documented fees and expenses of legal counsel, environmental, financial and other third-party consultants engaged by CEC and its Affiliates in connection therewith.

ARTICLE II

Definitions and References

Section 2.1.          Definitions. When used in this Agreement, the following terms shall have the respective meanings assigned to them in this Section 2.1 or in the sections or other subdivisions referred to below:

“Acceptance Notice” has the meaning assigned to such term in Section 9.5(b).

“Act” means the Delaware Limited Liability Company Act or any successor statute, as amended from time to time.

“Adjusted Basis” means, for any Units, the relative percentage of distributions that such Unitholders would receive pursuant to Article V hereof upon a hypothetical liquidation of the Company as of the date in question.

“Adjusted Capital Account” means, with respect to any Member, the balance, if any, in such Member's Capital Account as of the end of the relevant fiscal year or other relevant period, after giving effect to the following adjustments:

(i)                 add to such Capital Account any amounts which such Member is obligated to restore pursuant to this Agreement or is deemed to be obligated to restore to the Company pursuant to Treasury Regulations Section 1.704-1(b)(2)(ii)(c) or the penultimate sentence of each of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

(ii)               subtract from such Capital Account such Member’s share of the items described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

The foregoing definition of “Adjusted Capital Account” is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Affiliate” means, when used with respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with such Person. For the purposes of this definition and the definition of “Permitted Transferee,” the terms “controlling, controlled by, or under common control” means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person.

“Aggregate Distribution Amount” has the meaning assigned to such term in Section 5.5.

“Agreement” has the meaning assigned to such term in the Preamble.

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“Annual Budget” has the meaning assigned to such term in Section 6.6(b).

“another enterprise” has the meaning assigned to such term in Section 8.4.

“Approved IPO” has the meaning assigned to such term Section 9.3(a).

“Asset Contribution Agreement” means that certain Asset Contribution Agreement, dated as of [ ˜ ], 2016, by and among BROG, the Company and the other parties thereto.

“Available Cash” means, at any date, the amount which the Board of Managers determines is available for distribution to the Members, taking into account all debts, liabilities, and obligations of the Company, and any reserves for any expenditures, working capital needs or other capital requirements (including capital expenditures) or contingencies.

“Bank Price Deck” means the average relevant current price assumptions contained in the most recent publication of the Macquarie Tristone Energy Lender Price Survey or, if such survey is no longer published, a similar survey acceptable to CEC.

“Benchmark Amount” has the meaning assigned to such term in Section 3.2(a)(ii).

“Board of Managers” has the meaning assigned to such term in Section 6.1.

“BROG” means Black Ridge Oil & Gas, Inc., a Nevada corporation.

“Business Day” means any day which is not a Saturday, Sunday or day on which banks are authorized by law to close in the State of Texas.

“Call Notice” has the meaning assigned to such term in Section 4.2(c).

“Capital Account” means the capital account maintained for each Member on the Company’s books and records in accordance with the following provisions:

(a)                To each Member’s Capital Account there will be added (i) the amount of cash and the Gross Asset Value (as determined by the Board of Managers) of any asset contributed by such Member to the Company, (ii) such Member’s allocable share of Profits, any items in the nature of income or gain that are specially allocated to such Member pursuant to Section 5.2(b) hereof or other provisions of this Agreement, and (iii) the amount of any Company liabilities assumed by such Member or which are secured by any property distributed to such Member.

(b)               From each Member’s Capital Account there will be subtracted (i) the amount of cash and the Gross Asset Value (as determined by the Board of Managers) of any Company assets distributed to such Member pursuant to any provision of this Agreement, (ii) such Member’s allocable share of Losses, any items in the nature of expenses or losses that are specially allocated to such Member pursuant to Section 5.2(b), and (iii) liabilities of such Member assumed by the Company or which are secured by any property contributed by such Member to the Company.

(c)                The Simulated Basis in each separate oil and gas property (as defined in section 614 of the Code) owned by the Company shall be allocated among the Members in accordance with the manner in which depletable basis is allocated under Section 5.2(c)(ii) of this Agreement.

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(d)               In the event any Membership Interest is transferred in accordance with the terms of this Agreement, the transferee will succeed to the Capital Account of the transferor to the extent it relates to the transferred Membership Interest.

(e)                Determination of the amount of any liability for purposes of subparagraphs (a) and (b) above will take into account Code Section 752(c) and any other applicable provisions of the Code and Treasury Regulations.

(f)                The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Sections 1.704-1(b) and 1.704-2 and will be interpreted and applied in a manner consistent with such Treasury Regulations. In the event that the Board of Managers determines that it is prudent to modify the manner in which the Capital Accounts, or any additions or subtractions thereto, are computed in order to comply with such Treasury Regulations, the Board of Managers may make such modification; provided, that such modification is not likely to have a material effect on the amounts distributable to any Member pursuant to this Agreement.

“Capital Contribution” means, for any Member at the particular time in question, the aggregate of the dollar amounts of any cash contributed to the capital of the Company and the Fair Market Value of any property contributed to the capital of the Company, or, if the context in which such term is used so indicates, the dollar amounts of cash and the Fair Market Value of any property contributed at any particular time or agreed to be contributed, or requested to be contributed, by such Member to the capital of the Company. Any reference to the Capital Contributions of a Member will include the Capital Contributions made by a predecessor holder of the Membership Interest of such Member.

“Capital Interest Percentage” means, at any time of determination and as to any Member, the percentage of the total distributions that would be made to such Member if the assets of the Company were sold for their fair market values, all liabilities of the Company were paid in accordance with their terms, all items of Company income, gain, loss and deduction were allocated to the Members in accordance with Article V, and the resulting net proceeds were distributed to the Members in accordance with the terms of this Agreement. The foregoing definition of Capital Interest Percentage is intended to result in a percentage that corresponds with that defined as “partner’s proportionate interest in partnership capital” in Treasury Regulations Section 1.613A-3(e)(2)(ii), and Capital Interest Percentage shall be interpreted consistently therewith.

“CEC” means, collectively, Chambers Energy Capital II, LP and CEC II TE, LLC and each of their respective Permitted Transferees that have been admitted as Members.

“CEC Manager” has the meaning assigned to such term in Section 6.2(a).

“CEC Related Parties” has the meaning assigned to such term in Section 6.9(a).

“Certificate” has the meaning assigned to such term in Section 1.1.

“Change of Control” means if (i) there occurs a Disposition by CEC, directly or indirectly, of all or substantially all of its outstanding Class A Units to any “person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Securities and Exchange Act of 1934) other than the current Members (or their Permitted Transferees); (ii) there occurs a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converting into voting securities of the surviving entity) at least a majority of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (iii) any Person or Persons, other than the current Members (or their Permitted Transferees), have the right to designate a majority in number of the Managers then serving on the Board of Managers; or (iv) all or substantially all of the assets of the Company are sold to an unaffiliated third party or parties in one transaction or series of related transactions followed by the dissolution and winding up of the Company.

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“Class A Unitholder” and “Class A Unitholders” have the meanings assigned to such terms in Section 3.2(a).

“Class A Units” has the meaning assigned to such term in Section 3.2(a)(i).

“Class B Unitholder” and “Class B Unitholders” have the meanings assigned to such terms in Section 3.2(a).

“Class B Units” has the meaning assigned to such term in Section 3.2(a)(i).

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Commitment Amount” means the aggregate amount that CEC is obligated to invest in the Company through the purchase of Class A Units in an aggregate amount not to exceed the amount set forth under the heading “Commitment Amount” opposite CEC’s name on Schedule 3.1 hereto.

“Commodity Hedging Transaction” means any commodity hedging transaction pertaining to Hydrocarbons or minerals, whether in the form of a swap agreement, option to acquire or Dispose of a future contract, whether on an organized commodities exchange or otherwise, or similar type of financial transaction classified as “notional principal contracts” pursuant to Treasury Regulations Section 1.446-3. Any Commodity Hedging Transaction shall be identified in the books and records of the Company as a “hedging transaction” in the manner and at the times prescribed by Treasury Regulations Section 1.1221-2(f).

“Company” has the meaning assigned to such term in the Preamble.

“Company Sale” has the meaning assigned to such term in Section 9.3(a).

“Company Sale Notice” has the meaning assigned to such term in Section 9.3(a).

“Company Minimum Gain” has the meaning set forth in Treasury Regulations Sections 1.704-2(b)(2) and 1.704-2(d)(1) for the term “partnership minimum gain.”

“Confidential Information” has the meaning assigned to such term in Section 12.12.

“Cost Overrun Item” means any item in an approved Annual Budget that exceeds by the lesser of ten percent or $10,000 the amount allocated to such item.

“Debt Contribution Agreement” means that certain Contribution Agreement, dated as of [ ˜ ], 2016, by and among BROG, the Company and CEC and the other parties thereto.

“Depletable Property” has the meaning assigned to such term in Section 5.2(c)(ii).

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“Depreciation” means, for each fiscal year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction (excluding depletion) allowable for federal income tax purposes with respect to an asset for such fiscal year or other period, except that (a) with respect to any such property the Gross Asset Value of which differs from its adjusted tax basis for U.S. federal income tax purposes and which difference is being eliminated by use of the “remedial method” pursuant to Treasury Regulations Section 1.704-3(d), Depreciation for such fiscal year or other period shall be the amount of book basis recovered for such fiscal year or other period under the rules prescribed by Treasury Regulations Section 1.704-3(d)(2) and (b) with respect to any other such property the Gross Asset Value of which differs from its adjusted tax basis at the beginning of such fiscal year or other period, Depreciation will be an amount that bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such fiscal year or other period bears to such beginning adjusted tax basis. Notwithstanding the foregoing, if the federal income tax depreciation, amortization or other cost recovery deduction (excluding depletion) for such fiscal year or other period is zero, Depreciation will be determined with reference to such beginning Gross Asset Value using any method selected by the Board of Managers.

“Dispose” (including the correlative terms “Disposed” or “Disposition”) means any sale, assignment, transfer, conveyance, gift, pledge, distribution, hypothecation or other encumbrance or any other disposition, whether voluntary, involuntary or by operation of law, whether effected directly or indirectly, which shall include the sale, assignment, transfer, conveyance, gift, pledge, hypothecation or other encumbrance or any other disposition, whether voluntary, involuntary or by operation of law of stock, limited liability company interests, partnership interest, or other equity interests in or from a Person who owns a Unit or other securities of the Company.

“Electing Party” has the meaning assigned to such term in Section 9.4.

“Eligible Recipient” has the meaning assigned to such term in Section 3.2(c).

“Environmental Laws” means any and all applicable laws, rules, orders, regulations, statutes, ordinances, codes, decrees or other legally enforceable requirements (including common law) of any Governmental Authority regulating, relating to or imposing liability or standards of conduct concerning pollution, protection of the environment, natural resources or of human health, or employee health and safety, as has been, is now, or may at any time hereafter be, in effect, including the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 5101 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., the Clean Water Act, 33 U.S.C. § 1251 et seq., the Clean Air Act, 42 U.S.C. § 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. § 136 et seq., the Oil Pollution Act of 1990, 33 U.S.C. § 2701 et seq., the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq., and the regulations promulgated pursuant thereto, and all analogous state or local statutes and regulations.

“Equity Securities” means any Units, any other equity securities of the Company and any other securities of the Company convertible or exchangeable for Units or other equity securities of the Company.

“Excess Distribution Amount” has the meaning assigned to such term in Section 5.5.

“Fair Market Value” means, with respect to any property or asset, the fair market value of such property or asset as determined in good faith by the Board of Managers.

“GAAP” means generally accepted accounting principles and practices, consistently applied, which are recognized as such by the Financial Accounting Standards Board (or any generally recognized successor).

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“Governmental Authority” means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any province, commonwealth, territory, possession, county, parish, town, township, village or municipality, whether now existing or hereafter constituted or existing.

“Grant Letter” has the meaning assigned to such term in Section 3.2(c).

“Gross Asset Value” means, with respect to any asset, the asset’s adjusted tax basis for federal income tax purposes, except as follows:

(a)    The initial Gross Asset Value of any asset contributed by a Member to the Company is the gross Fair Market Value of such asset, as determined in good faith by the Board of Managers.

(b)   The Gross Asset Value of all Company assets shall be adjusted to equal their respective gross Fair Market Values, as determined in good faith by the Board of Managers using such method of valuation as it may adopt, as of the following times:

(i)     the acquisition of an additional Membership Interest in the Company by a new or existing Member in exchange for more than a de minimis Capital Contribution (other than Capital Contributions made by the Members pursuant to Section 4.1) if the Board of Managers determines that such adjustment is necessary or appropriate to reflect the relative Membership Interests of the Members in the Company;

(ii)   the distribution by the Company to a Member of more than a de minimis amount of Company assets as consideration for Membership Interests in the Company, if the Board of Managers determines that such adjustment is necessary or appropriate to reflect the relative Membership Interests of the Members in the Company;

(iii) the liquidation or dissolution of the Company within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g);

(iv) the grant of a Membership Interest in the Company (other than a de minimis interest) as consideration for the provision of services to or for the benefit of the Company by an existing Member acting in his capacity as a Member, or by a new Member acting in his capacity as a Member or in anticipation of becoming a Member of the Company, if the Board of Managers determines that such adjustment is necessary or appropriate to reflect the relative Membership Interests of the Members in the Company;

(v)   the acquisition of an interest in the Company by any new or existing Member upon the exercise of a noncompensatory option or warrant in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(s), if the Board of Managers determines that such adjustment is necessary or appropriate to reflect the relative Membership Interests of the Members in the Company; or

(vi) at such other times as the Board of Managers determines is necessary or appropriate to comply with Treasury Regulations Section 1.704-1(b) and 1.704-2.

If any noncompensatory options or warrants are outstanding upon the occurrence of an event described in this paragraph (b)(i) through (b)(vi), the Company shall adjust the Gross Asset Values of its properties in accordance with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f)(1) and 1.704-1(b)(2)(iv)(h)(2).

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(c)    The Gross Asset Value of any Company asset distributed to a Member is the gross Fair Market Value of such asset (taking section 7701(g) of the Code into account) on the date of distribution as determined by the Board of Managers using such method of valuation as it may adopt.

(d)   The Gross Asset Values of Company assets will be increased (or decreased) to reflect any adjustments to the adjusted tax basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m), except that Gross Asset Values will not be adjusted pursuant to this subparagraph (d) to the extent that an adjustment pursuant to subparagraph (b) above is made in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (d).

(e)    To the extent the Gross Asset Value of a Company asset has been determined or adjusted pursuant to clause (a), (b) or (d) of this definition, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses and other items of income, gain, loss and deduction allocated to the Members pursuant to Article V and by Simulated Depletion.

“Guarantee Obligation” means, as to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit), if to induce the creation of such obligation of such other Person the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services, in each case, primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business.

“Hedged Prices and Volumes” means prices and volumes of Hydrocarbons in barrels of oil or MMBtu of gas supported by confirmations from any Qualified Counterparty to any Commodity Hedging Transaction.

“Hydrocarbon Interests” means all presently existing or after-acquired rights, titles and interests in and to oil and gas leases, oil, gas and mineral leases, other Hydrocarbon leases, mineral interests, mineral servitudes, overriding royalty interests, royalty interests, net profits interests, production payment interests and other similar interests.

“Hydrocarbons” means, collectively, oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate and all other liquid or gaseous hydrocarbons and related minerals and all products therefrom, in each case whether in a natural or a processed state.

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“IDCs” has the meaning assigned to the term “intangible drilling and development costs” in Section 263(c) of the Code.

“Indebtedness” means, with respect to any Person at any date, without duplication, all (a) indebtedness of such Person for borrowed money; (b) obligations of such Person for the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of such Person’s business); (c) obligations of such Person evidenced by notes, bonds, debentures or other similar instruments; (d) indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (e) capital lease obligations of such Person; (f) obligations of such Person, contingent or otherwise, as an account party or applicant under acceptance, letter of credit or similar facilities; (g) obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any capital stock of such Person; (h) Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above; (i) obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation and (j) obligations (netted, to the extent provided for therein) of such Person in respect of any Commodity Hedging Transaction or any financial hedge.

“Indemnitee” has the meaning assigned to such term in Section 8.15.

“Initial CEC Investment” has the meaning assigned to such term in Section 4.2(b).

“Initial Class B Unit” has the meaning assigned to such term in Section 3.2(a)(ii).

“Initial Notice” has the meaning assigned to such term in Section 9.4.

“Intended Distribution Amount” has the meaning assigned to such term in Section 5.5.

“Interest Rate” means a rate per annum equal to the lesser of (a) varying rate per annum that is equal to the interest rate publicly quoted by JPMorgan Chase Bank (or its successor) from time to time as its prime commercial or similar reference interest rate, with adjustments in that varying rate to be made on the same date as any change in that rate, compounded annually, and (b) the maximum rate permitted by applicable law.

“Investment Period” means the period beginning on the date hereof and ending on the earliest of (i) the third (3rd) anniversary of the date hereof, unless the Board of Managers, in accordance with Section 6.6, extends this period; (ii) the date on which CEC has made aggregate cash Capital Contributions to the Company equal to its Commitment Amount; (iii) the consummation of a Qualified IPO; (iv) the occurrence of an event described in clause (i) or (iv) of the definition of “Change of Control”; or (v) the consummation of a Company Sale in accordance with Section 9.3.

“Lien” means any of the following: mortgage; lien (statutory or other); other security agreement, arrangement or interest; hypothecation, pledge or other deposit arrangement; assignment; charge; levy; executory seizure; attachment; garnishment; encumbrance (including any easement, exception, reservation or limitation, right of way, and the like); conditional sale, title retention, voting agreement or other similar agreement, arrangement, device or restriction; preemptive or similar right; the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction; or any restriction on Disposition; provided, however, that the term “Lien” shall not include any of the foregoing to the extent created by this Agreement.

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“Liquidation Event” has the meaning assigned to such term in Section 10.1.

“Management Manager” has the meaning assigned to such term in Section 6.2(a).

“Management Services Agreement” means that certain Management Services Agreement, dated as of [ ˜ ], 2016, by and among BROG and the Company.

“Manager” and “Managers” have the meanings assigned to such terms in Section 6.1.

“Material Adverse Effect” means a material adverse effect on any of (a) the business, results of operation, assets, liabilities, or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole, or (b) the value of the property of the Company (except when such value is affected by then-current market conditions in the oil and gas industry, other than financial and capital markets conditions).

“Member” means any Person executing this Agreement as of the date hereof as a member or hereafter admitted to the Company as a member as provided in this Agreement, but such term does not include any Person who has ceased to be a Member.

“Member Minimum Gain” means an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Treasury Regulations Section 1.704-2(i).

“Member Nonrecourse Debt” has the meaning set forth in Treasury Regulations Section 1.704-2(b)(4) for the term “partner nonrecourse debt.”

“Member Nonrecourse Deductions” has the meaning set forth in Treasury Regulations Section 1.704-2(i) for the term “partner nonrecourse deductions.”

“Membership Interest” means the interest of a Member in the Company, including the right of such Member to receive distributions (liquidating or otherwise), to be allocated income, gain, loss, deduction, credit, or similar items, to receive information, and to grant consents or approvals; provided, however, that such term shall not include any management rights held by a Member solely in its capacity as a Member.

“Monetization Event” means a Change of Control, a Liquidation Event, a public offering, or any other similar transaction determined by the Board of Managers to constitute a Monetization Event.

“Nonrecourse Deductions” has the meaning set forth in Treasury Regulations Sections 1.704-2(b)(1) and 1.704-2(c).

“Nonrecourse Liability” has the meaning set forth in Treasury Regulations Sections 1.704-2(b)(3) and 1.752-1(a)(2).

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“Oil and Gas Properties” means (i) Hydrocarbon Interests; (ii) the properties now or hereafter pooled or unitized with Hydrocarbon Interests; (iii) all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including all units created under orders, regulations and rules of any Governmental Authority having jurisdiction) which may affect all or any portion of the Hydrocarbon Interests; (iv) all operating agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests; (v) all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, the lands covered thereby and all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; and (vi) all tenements, hereditaments, appurtenances and properties in anywise appertaining, belonging, affixed or incidental to the Hydrocarbon Interests, properties, rights, titles, interests and estates described or referred to above, including any and all property, real or personal, now owned or hereafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

“Other Investments” has the meaning assigned to such term in Section 6.9(a)(i).

“Participating Unitholder” has the meaning assigned to such term in Section 9.5(c).

“Participation Member” has the meaning assigned to such term in Section 9.5(a).

“Participation Notice” has the meaning assigned to such term in Section 9.5(b).

“Participation Offer” has the meaning assigned to such term in Section 9.5(a).

“Participation Sale” has the meaning assigned to such term in Section 9.5(b).

“Person” has the meaning set forth in Section 18-101(12) of the Act.

“Permitted Transfer” means a Disposition by CEC or any of its Permitted Transferees of any or all of its Units, Membership Interests, related management rights, and rights to be a Member hereunder to one or more Permitted Transferees in which such transferee agrees in writing to be bound by the terms and provisions of this Agreement; provided, however, that any such Disposition shall be void ab initio if on any date thereafter such transferee ceases to be a “Permitted Transferee” and such Disposition would not otherwise be permitted under this Agreement.

“Permitted Transferee” means (i) as to CEC, any Affiliate of CEC and (ii) as to BROG, with respect to Class B Units, any executive or management team member of BROG, and (iii) as to any Class B Unitholder that is a natural person, any trust, corporation, partnership or limited liability company, the sole beneficiaries, stockholders, partners or members of which are the applicable Class B Unitholder, the spouse of such Class B Unitholder, or any parent, grandparent, sibling or any lineal descendant of such Class B Unitholder (whether by blood, marriage or legal adoption); provided that, any transferee described under clause (iii) of shall only be a Permitted Transferee if such transfer by the Class B Unitholder is made solely for estate planning purposes.

“Pre-IPO Value” means the product of (a) the quotient obtained by dividing (i) the estimated net proceeds to the issuer in the Qualified IPO (in each case, less the reasonably estimated expenses of the Qualified IPO to the issuer) by (ii) a fraction (expressed as a percentage), the numerator of which is the number of securities to be sold to the public in the Qualified IPO and the denominator of which is the total number of securities of the same class or series as the securities to be sold to the public that will be outstanding immediately after the Qualified IPO and (b) the difference between 100% and the percentage described in clause (a)(ii) of this definition.

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“Profits and Losses” means, for each fiscal year or other period, an amount equal to the Company’s taxable income or loss for such year or period determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, deduction or credit required to be stated separately pursuant to Code Section 703(a)(1) will be included in taxable income or loss), with the following adjustments:

(a)             Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of Profits and Losses will increase the amount of such income and/or decrease the amount of such loss;

(b)            Any expenditure of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of Profits and Losses, will decrease the amount of such income and/or increase the amount of such loss;

(c)             Gain (including Simulated Gain) or loss resulting from any disposition of Company assets where such gain or loss is recognized for federal income tax purposes will be computed by reference to the Gross Asset Value of the Company assets disposed of, notwithstanding that the adjusted tax basis of such Company assets differs from its Gross Asset Value;

(d)            In lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such income or loss, Depreciation or Simulated Depletion will be taken into account for such fiscal year or other period;

(e)             To the extent an adjustment to the adjusted tax basis of any asset included in Company assets pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Membership Interest, the amount of such adjustment will be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and will be taken into account for the purposes of computing Profits and Losses;

(f)             If the Gross Asset Value of any Company asset is adjusted in accordance with subparagraph (b) or subparagraph (c) of the definition of "Gross Asset Value" above, the amount of such adjustment will be taken into account in the fiscal year of such adjustment as gain or loss from the disposition of such asset for purposes of computing Profits or Losses; and

(g)            Notwithstanding any other provision of this definition of Profits and Losses, any items that are specially allocated pursuant to Section 5.2(b) hereof will not be taken into account in computing Profits or Losses. The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Section 5.2(b) hereof will be determined by applying rules analogous to those set forth in this definition of Profits and Losses.

“Proved Reserves” means those Oil and Gas Properties designated as proved (in accordance with SEC rules and regulations) in the reserve report most recently delivered to CEC pursuant to this Agreement.

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“PV 10 Value” means, with respect to any Proved Reserves, the aggregate net present value of such Oil and Gas Properties calculated before income taxes, but after reduction for royalties, lease operating expenses, severance and ad valorem taxes, capital expenditures and abandonment costs; with no escalation of capital expenditures or abandonment costs; discounted at 10%; using assumptions regarding future prices of Hydrocarbon sales based on Hedged Prices and Volumes and the Bank Price Deck on all unhedged volumes, adjusted for historical price differentials and Btu and quality adjustments; and with escalation of assumed lease operating expenses using the factor contained in the most recent publication of the Macquarie Tristone Energy Lender Price Survey. The PV 10 Value shall be calculated and included as part of each reserve report, and such PV 10 Value shall remain in effect until the delivery of the next reserve report to be delivered.

“Qualified Counterparty” means, with respect to any Qualified Hedging Agreement, any counterparty thereto that is acceptable to the Board of Managers as evidenced by its written consent.

“Qualified Hedging Agreement” means any Commodity Hedging Transaction entered into by the Company or its subsidiaries and any Qualified Counterparty.

“Qualified IPO” means the offering of equity securities of the Company or any subsidiary of the Company in an underwritten firm commitment public offering registered under the Securities Act that results in aggregate net proceeds to the Company or such Affiliate and the Unitholders of not less than $100,000,000 and resulting in a class of the Company’s or such Affiliate’s equity being listed on the New York Stock Exchange or quoted on the NASDAQ Global Select Market, the NASDAQ Global Market, the London Stock Exchange, the AIM London Stock Exchange, the Toronto Stock Exchange, the TSX Venture Exchange or any other major stock exchange.

“Regulatory Allocations” has the meaning assigned to such term in Section 5.2(b)(viii).

“Related Party” has the meaning assigned to such term in Section 6.6(a)(xvii).

“Representative” has the meaning assigned to such term in Section 12.12.

“Residual Value” means, at any time, the aggregate amount that the Class A Unitholders and the Class B Unitholders would receive if all assets of the Company as of such time were sold for their Fair Market Value, all liabilities of the Company were satisfied in cash in accordance with their terms (taking into account the non-recourse nature of any liability), and all remaining cash was distributed to the Members under Section 5.1.

“Responsible Officer” has the meaning set forth in Section 7.1(b)(iii).

“Safe Harbor” means the election described in the Safe Harbor Regulation, pursuant to which a partnership and all of its partners may elect to treat the fair market value of a partnership interest that is transferred in connection with the performance of services as being equal to the liquidation value of that interest.

“Safe Harbor Election” means the election by a partnership and its partners to apply the Safe Harbor, as described in the Safe Harbor Regulation and I.R.S. Notice 2005-43, 2005- 1 C.B. 1221, issued on May 20, 2005.

“Safe Harbor Regulation” means Proposed Treasury Regulations Section 1.83-3(l), issued on May 20, 2005.

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“SEC” means the Securities and Exchange Commission (or successor thereto or an analogous Governmental Authority).

“Securities Act” means the Securities Act of 1933, as amended.

“Sharing Percentage” means, with respect to any Class A Unitholder, a fraction, expressed as percentage, the numerator of which equals the total number of Class A Units held by such Class A Unitholder, and the denominator of which equals the total number of Class A Units held by all Class A Unitholders.

“Simulated Basis” means the Gross Asset Value of any separate oil and gas property (as defined in Section 614 of the Code).

“Simulated Depletion” means, with respect to each separate oil and gas property (as defined in Section 614 of the Code), a depletion allowance computed in accordance with federal income tax principles and in the manner specified in Treasury Regulations Section 1.704-1(b)(2)(iv)(k)(2). For purposes of computing Simulated Depletion with respect to any property, the Simulated Basis of such property shall be deemed to be the Gross Asset Value of such property, and in no event shall such allowance, in the aggregate, exceed such Simulated Basis.

“Simulated Gain” means with respect to each separate oil and gas property (as defined in Section 614 of the Code), the simulated gain as computed in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(k)(2) (i.e., the excess of the amount realized from the sale or other disposition of a separate oil and gas property over the Gross Asset Value of such property). If the Gross Asset Value of any property the sale of which would result in Simulated Gain is increased as provided in this Agreement, the amount of such adjustment shall be taken into account as gain from the disposition of such property for purposes of computing Simulated Gain.

“Simulated Loss” means with respect to each separate oil and gas property (as defined in Section 614 of the Code), the simulated loss as computed in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(k)(2) (i.e., the excess of the Gross Asset Value of a separate oil and gas property over the amount realized from the sale or other disposition of such property). If the Gross Asset Value of any property the sale of which would result in Simulated Loss is decreased as provided in this Agreement, the amount of such adjustment shall be taken into account as loss from the disposition of such property for purposes of computing Simulated Loss.

“Subject Distribution” has the meaning assigned to such term in Section 5.5.

“Subsequent CEC Investment” has the meaning assigned to such term in Section 4.2(c).

“Subsequent Notice” has the meaning assigned to such term in Section 9.4.

“Subsequent Purchase” has the meaning assigned to such term in Section 9.4.

“tax matters partner” has the meaning assigned to such term in Section 7.6.

“Transaction Document” means this Agreement, the Debt Contribution Agreement, the Asset Contribution Agreement, the Management Services Agreement, each Grant Letter and any Exhibit, Annex or Schedule to any of the foregoing.

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“Transferring Unitholder” has the meaning assigned to such term in Section 9.5(a).

“Treasury Regulations” (or any abbreviation thereof used herein) means temporary or final regulations promulgated under the Code.

“Unitholder” and “Unitholders” have the meanings assigned to such terms in Section 3.2(a).

“Units” has the meaning assigned to such term in Section 3.2(a).

Section 2.2.          References and Construction.

(a)                All references in this Agreement to articles, sections, subsections and other subdivisions refer to corresponding articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise.

(b)               Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions.

(c)                The words “this Agreement,” “this instrument,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.

(d)               Words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

(e)                Examples shall not be construed to limit, expressly or by implication, the matter they illustrate.

(f)                The word “or” is not exclusive and the word “includes” and its derivatives shall mean “includes, but is not limited to” and corresponding derivative expressions.

(g)               No consideration shall be given to the fact or presumption that one party had a greater or lesser hand in drafting this Agreement.

(h)               All references herein to “$” or “dollars” shall refer to U.S. Dollars.

(i)                 Unless the context otherwise requires or unless otherwise provided herein, the terms defined in this Agreement which refer to a particular agreement, instrument or document shall also refer to and include all renewals, extensions, modifications, amendments or restatements of such agreement, instrument or document, provided that nothing contained in this subsection shall be construed to authorize such renewal, extension, modification, amendment or restatement.

(j)                 Exhibits 3.1, 3.8, 5.1 and 6.2(a) to this Agreement are attached hereto. Each such Exhibit is incorporated herein by reference and made a part hereof for all purposes and references to this Agreement shall include such Exhibit unless the context shall otherwise require.

ARTICLE III

Members and Units

Section 3.1.          Members. The names and addresses of the Members of the Company are set forth in Exhibit 3.1.

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Section 3.2.          Units.

(a)                The Company shall have two classes of Membership Interests as follows:

(i)                 a class consisting of 64,545,608.76 authorized Class A Membership Interests, which shall be referred to herein as “Class A Units”;

(ii)               a class consisting of 1,000,000 authorized Class B Membership Interests which shall be referred to herein as “Class B Units.” Each Class B Unit issued shall have an amount (a “Benchmark Amount”) attributed to it by the Board of Managers, which Benchmark Amount shall be reflected on Exhibit 3.1. The Benchmark Amount with respect to each of the Class B Units issued on the date hereof (each, an “Initial Class B Unit”) shall be $0.00. The Benchmark Amount for any other Class B Unit shall be equal to the per-Unit amount that would be distributed in respect of an Initial Class B Unit if the Residual Value was distributed to the Members under Section 5.1 immediately prior to the issuance of such Class B Units for which the Benchmark Amount is being determined.

Class A Units and Class B Units are herein sometimes called the “Units.” Any Units purchased or redeemed by the Company shall become authorized but unissued Units.

Each class of Membership Interests of the Company shall have the rights and privileges accorded such class as are set forth in this Agreement. Members that own Class A Units are herein sometimes called a “Class A Unitholder” or collectively the “Class A Unitholders.” Members that own Class B Units are herein sometimes called a “Class B Unitholder” or collectively the “Class B Unitholders.” The Class A Unitholders and Class B Unitholders are referred to herein each as a “Unitholder,” and collectively as “Unitholders.” Any reference herein to a Unitholder holding a particular class of Units shall be deemed to refer to such holder only to the extent of his ownership of such class of Units.

(b)               The Company is authorized to issue to the Members up to the aggregate number of Class A Units authorized pursuant to Section 3.2(a) at $1.00 per Class A Unit pursuant to the terms and conditions of this Agreement.

(c)                Subject to the approvals required in Section 6.6, the Company is authorized to issue Class B Units from time to time only to Eligible Recipients pursuant to the terms and conditions of this Agreement. The Class B Units shall be subject to the terms and conditions set forth in the applicable Grant Letter, including any vesting conditions set forth therein. As used herein, an “Eligible Recipient” shall mean (i) a holder of the Initial Class B Units and (ii) any officer, Manager, employee or consultant to the Company or any of its subsidiaries hereafter approved by the Board of Managers. The number of Class B Units to be issued to an Eligible Recipient and the identity of such Eligible Recipient shall be subject to approval by the Board of Managers. Each issuance by the Company of Class B Units to an Eligible Recipient shall be evidenced (A) by the execution and delivery of a “Grant Letter” (as herein called) by and between the Company and such Eligible Recipient substantially in the form approved by the Board of Managers and (B) by the execution and delivery of a counterpart to this Agreement by such Eligible Recipient.

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(i)                 The Class B Units are issued in consideration of services rendered and to be rendered by the holders for the benefit of the Company. The Class B Units issued on the date hereof and any Class B Units issued thereafter are intended to constitute “profits interests” as that term is used in Revenue Procedure 93-27, 1993-2 C.B. 343, and Revenue Procedure 2001-43, 2001-2 C.B. 191, and the provisions in this Agreement shall be interpreted consistently with such intent. The Class B Units issued on the date hereof will have a Benchmark Amount of zero. The Company and the holders of Class B Units shall file all U.S. federal income tax returns consistent with such characterization. Subject to the last sentence of this Section 3.2(c)(i), the Members agree that, in the event the Safe Harbor Regulation is finalized, the Company will be authorized and directed to make the Safe Harbor Election and the Company and each Member (including any Person to whom an interest in the Company is transferred in connection with the performance of services) agrees to comply with all requirements of the Safe Harbor with respect to all interests in the Company transferred in connection with the performance of services while the Safe Harbor Election remains effective. Subject to the last sentence of this Section 3.2(c)(i), the Board of Managers shall be authorized to (and will) prepare, execute, and file the Safe Harbor Election. The Company and the Board of Managers shall not be authorized to make the Safe Harbor Election if making such election is reasonably expected to decrease the amount that would otherwise be distributed with respect to the Class A Units under this Agreement if such Safe Harbor Election were not made or to otherwise have an adverse effect on holders of the Class A Units.

(ii)               Within thirty (30) days following the receipt of any Class B Unit, each recipient of such Class B Unit shall file with the Internal Revenue Service an election authorized by Section 83(b) of the Code with respect to such Class B Unit, as applicable, and will deliver to the Company a copy of such election promptly after its filing.

(d)               Other than issuances of Class A Units pursuant to Article IV and issuances of Class B Units in accordance with Section 3.2(c), the Company shall be permitted to issue Class A Units, Class B Units or any other Equity Securities with the approval of the Board of Managers pursuant to Section 6.6(a), including effecting any amendment to this Agreement to give effect thereto.

(e)                Exhibit 3.1 sets forth the number of Class A Units and Class B Units owned by each Member. With the approval of the Board of Managers, the officers of the Company shall amend Exhibit 3.1 to reflect any changes thereto resulting from any issuances of Units, transfers, or admissions effected in accordance with this Agreement.

Section 3.3.          Voting.

(a)                In order that the Company may determine the Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof and the allocation of votes or rights held by Members, the Board of Managers may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Managers, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting.

(b)               The Members, as members of the Company, shall have the right to vote on only those matters as to which this Agreement expressly confers on the Members as members the right to vote and then only to the extent expressly set forth in this Agreement. To the extent that the vote of Members may be required hereunder and except as otherwise provided herein, the Class A Unitholders shall have one vote for each such Class A Unit held and at the time of the record date established for the vote, or if no record date is established, at the time of the vote. Except as otherwise provided herein, the affirmative act of the Members shall require the vote of Units representing a majority of the aggregate votes entitled to be cast by all Class A Unitholders. Except as expressly provided hereunder or required by law, (i) no matter requiring a vote shall require the vote of any particular class of Unitholders and (ii) Class B Unitholders shall not have any voting rights. To the extent a vote of the Class B Unitholders is provided hereunder or required by law, the Class B Unitholders shall have one vote for each Class B Unit held. All Members have the right to vote by proxy.

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Section 3.4.          Additional Members. Additional Persons may be admitted to the Company as Members as provided more specifically herein.

Section 3.5.          Liability to Third Parties. No Member or any officer, director, manager, or partner of such Member, solely by reason of being a Member, shall be liable for the debts, obligations or liabilities of the Company, including under a judgment, decree or order of a court.

Section 3.6.          Withdrawal. No Member shall have the unilateral right to withdraw, resign or retire from the Company as a Member without the approval of the Board of Managers.

Section 3.7.          Members Have No Agency Authority. Except as expressly provided in this Agreement, no Member (in its capacity as a member of the Company) shall have any agency authority on behalf of the Company.

Section 3.8.          Spouses of Members. The spouse of any Member that is a natural person shall not become a Member as a result of such marital relationship. Each spouse of a Member that is a natural person shall be required to execute a Spousal Agreement in substantially the form of Exhibit 3.8, or such other form as is approved by the Board of Managers, to evidence his or her agreement and consent to be bound by the terms and conditions of this Agreement and each other Transaction Document that has been or will be executed by such Member or is otherwise binding upon such Member, including any Grant Letter, as to such spouse’s interest, whether as community property or otherwise, if any, in the Membership Interests owned by such Member.

ARTICLE IV

Capitalization

Section 4.1.          Capital Contributions of CEC and BROG. As of the date hereof, pursuant to the Debt Contribution Agreement and the Asset Contribution Agreement, CEC and BROG, respectively, have made actual or deemed Capital Contributions of cash or other property to the Company in exchange for the issuance by the Company of the number of Class A Units set forth opposite each such Member’s name on Exhibit 3.1 under the heading “Initial Class A Units.”

Section 4.2.          Commitment Amounts; Further Capital Contributions.

(a)                Subject to the terms hereof, CEC agrees to make Capital Contributions to the Company after the date hereof and during the Investment Period at the times and in the manner provided for in this Section 4.2; provided, however, that in no event shall CEC be required to make aggregate Capital Contributions in excess of CEC’s Commitment Amount.

(b)               As of the date hereof, without the need for further approval of the Board of Managers or the Company’s compliance with the procedures set forth in Section 4.2(c), the Company has called for additional Capital Contributions from CEC in the aggregate amount of $10,000,000 in exchange for the issuance by the Company of the Class A Units set forth opposite CEC’s name on Exhibit 3.1 under the heading “Initial Capital Call Class A Units” (the “Initial CEC Investment”). Such additional Capital Contributions shall be funded on or prior to the date hereof. For the avoidance of doubt, the additional Capital Contributions made by CEC pursuant to this Section 4.2(b) shall reduce the Commitment Amount of CEC set forth on Exhibit 3.1.

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(c)                Subject to Section 6.6, from time to time following the date hereof and prior to the expiration of the Investment Period, the Company, with the approval of the Board of Managers, may call for additional Capital Contributions from CEC by providing written notice (a “Call Notice”) to CEC, which Call Notice shall include (i) the aggregate amount of additional Capital Contributions to be made, and (ii) the date by which such additional Capital Contributions must be made, which date shall not be less than fifteen (15) Business Days following the date of the Call Notice. CEC shall, within fifteen (15) Business Days following the date of the Call Notice, make an additional Capital Contribution to the Company in the amount equal to the amount of additional Capital Contributions specified in the Call Notice (each, a “Subsequent CEC Investment”). Except as otherwise set forth in this Section 4.2, no Member shall have any right or obligation to make any additional Capital Contributions to the Company.

(d)               In exchange for CEC funding an additional Capital Contribution in accordance with this Section 4.2, the Company shall issue to CEC Class A Units at a per Unit purchase price equal to $1.00.

Section 4.3.          Capital Accounts. A capital account shall be established and maintained for each Member in accordance with the definition of Capital Account herein.

Section 4.4.          Interest on and Return of Capital Contributions.

(a)                Except as provided herein, no interest shall be paid by the Company in respect of any Member’s Capital Contributions or Capital Account. However, all interest that accrues on Company funds shall be allocated and credited to the Members in accordance with Article V.

(b)               Except as otherwise provided herein, no Member shall have the right to withdraw or to receive a return of its Capital Contribution.

ARTICLE V

Allocations and Distributions

Section 5.1.          Distributions.

(a)                The Company may make distributions of Available Cash or other properties to the Unitholders from time to time, subject to the provisions of Section 5.1(c), as determined by the Board of Managers in accordance with the terms hereof. All distributions shall be made to the Unitholders in accordance with Exhibit 5.1.

(b)               The Company shall make distributions of Available Cash as provided in paragraph 1.02 of Exhibit 5.1.

(c)                The amount of any non-cash distributable property to be distributed in accordance with this Section 5.1 shall be its Fair Market Value.

(d)               Unless otherwise instructed in writing by a Member, payment of all cash distributions to the Members under this Agreement shall be made by wire transfer of immediately available funds in accordance with such written instructions to the Managers as may be provided by such Members from time to time.

(e)                The provisions of this Section 5.1 are subject to the provisions of Section 5.4.

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Section 5.2.          Allocations.

(a)                Profits and Losses.

(i)                 Profits and Losses will be determined and allocated with respect to each fiscal year of the Company as of the end of such fiscal year, at such times as the Company assets are revalued in accordance with the definition of Gross Asset Value and at such other times as determined appropriate by the Board of Managers. Subject to the other provisions of this Article V, an allocation to a Member of a share of Profits or Losses will be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Profits or Losses.

(ii)               Subject to the other provisions of this Article V, for purposes of maintaining the Capital Accounts of the Members, the Profits and Losses for each fiscal year or other period will be allocated among the Members in a manner such that the Adjusted Capital Account of each Member, immediately after making such allocation is, as nearly as possible, equal (proportionately) to the amount of distributions that would be made to such Member pursuant to Section 5.1 and paragraph 1.01 of Exhibit 5.1 (taking into account Section 5.4) if the Company were dissolved, its affairs wound up and its assets sold for cash equal to their Gross Asset Value, all Company liabilities were satisfied (limited with respect to each nonrecourse liability to the Gross Asset Value of the asset securing such liability), any liability of a Member to the Company is satisfied in full and the net assets of the Company were distributed in accordance with Section 5.1(a) and paragraph 1.01 of Exhibit 5.1 (taking into account Section 5.4).

(b)               Special Allocations. Notwithstanding the foregoing provisions of Section 5.2(a)(ii), the following special allocations will be made in the following order of priority:

(i)                 Minimum Gain Chargeback. If there is a net decrease in Company Minimum Gain during a Company fiscal year or other period, then each Member will be allocated items of Company income and gain for such fiscal year or other period (and, if necessary, for subsequent years or periods) in an amount equal to such Member’s share of the net decrease in Company Minimum Gain, determined in accordance with Treasury Regulations Section 1.704-2(g)(2). This Section 5.2(b)(i) is intended to comply with the minimum gain chargeback requirement of Treasury Regulations Section 1.704-2(f) and will be interpreted consistently therewith.

(ii)               Member Minimum Gain Chargeback. If there is a net decrease in Member Minimum Gain attributable to a Member Nonrecourse Debt during any Company fiscal year or other period, each Member who has a share of the Member Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(i)(5), will be specially allocated items of Company income and gain for such fiscal year or other period (and, if necessary, subsequent years or periods) in an amount equal to such Member’s share of the net decrease in Member Minimum Gain attributable to such Member Nonrecourse Debt, determined in a manner consistent with the provisions of Treasury Regulations Section 1.704-2(i)(4) and 1.704-2(j)(2). This Section 5.2(b)(ii) is intended to comply with the partner nonrecourse debt minimum gain chargeback requirement of Treasury Regulations Section 1.704-2(i)(4) and will be interpreted consistently therewith.

(iii)             Qualified Income Offset. If any Member unexpectedly receives an adjustment, allocation, or distribution of the type contemplated by Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of income and gain will be allocated to all such Members (in proportion to the amounts of their respective deficit Adjusted Capital Accounts) in an amount and manner sufficient to eliminate the deficit balance in the Adjusted Capital Account of such Member as quickly as possible, provided that an allocation pursuant to this Section 5.2(b)(iii) shall be made if and only to the extent that such Member would have an Adjusted Capital Account deficit after all other allocations provided for in this Article V have been tentatively made as if this Section 5.2(b)(iii) were not in this Agreement. It is intended that this Section 5.2(b)(iii) qualify and be construed as a “qualified income offset” within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

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(iv)             Limitation on Allocation of Net Loss. If the allocation of Losses to a Member as provided in Section 5.2(a) hereof would create or increase an Adjusted Capital Account deficit, there will be allocated to such Member only that amount of Losses as will not create or increase an Adjusted Capital Account deficit. The Losses that would, absent the application of the preceding sentence, otherwise be allocated to such Member will be allocated to the other Members in accordance with their relative Sharing Percentages subject to the limitations of this Section 5.2(b)(iv).

(v)               Certain Additional Adjustments. To the extent that an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) or Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of its Membership Interest, the amount of such adjustment to the Capital Accounts will be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss will be specially allocated to the Members in accordance with their Membership Interests in the Company in the event that Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Members to whom such distribution was made in the event that Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

(vi)             Nonrecourse Deductions. The Nonrecourse Deductions for each taxable year of the Company will be allocated to the Members in accordance with their Sharing Percentages.

(vii)           Member Nonrecourse Deductions. The Member Nonrecourse Deductions will be allocated each fiscal year or other period to the Member that bears the economic risk of loss (within the meaning of Treasury Regulations Section 1.752-2) for the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable.

(viii)         Regulatory Allocations. The allocations set forth in Sections 5.2(b)(i) through (vii) hereof (the “Regulatory Allocations”) are intended to comply with certain requirements of Treasury Regulations Sections 1.704-1(b) and 1.704-2(i) and shall be interpreted consistently therewith. Notwithstanding the provisions of Section 5.2(a), the Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss and deduction among the Members so that, to the extent possible, the net amount of such allocations of other items and the Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to each such Member if the Regulatory Allocations had not occurred.

(ix)             Simulated Items & IDCs. Simulated Depletion, Simulated Loss, and IDCs with respect to each oil and gas property (as defined in Section 614 of the Code) shall be allocated among the Members in proportion to the manner in which the Simulated Basis of such property is allocated among the Members in accordance with clause (c) of the definition of Capital Account.

(x)               Forfeiture Allocations. If any holder of Class B Units forfeits all or a portion of such holder’s Class B Units, the Company shall make forfeiture allocations in respect of such Class B Units in the manner and to the extent required by Proposed Treasury Regulation Section 1.704-1(b)(4)(xii) (as such Proposed Treasury Regulation may be amended or modified, including upon the issuance of temporary or final Treasury Regulations).

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(xi)             Exercise of Noncompensatory Options. If, as a result of an exercise of a noncompensatory option to acquire an interest in the Company, a Capital Account reallocation is required under Treasury Regulations Section 1.704-1(b)(2)(iv)(s)(3), the Company shall make corrective allocations pursuant to Treasury Regulations Section 1.704-1(b)(4)(x).

(c)                Tax Allocations.

(i)                 Except as provided herein, for federal income tax purposes, each Company item of income, gain, loss, deduction and credit will be allocated between the Members as its correlative item of “book” income, gain, loss, deduction or credit is allocated pursuant to this Article V and each tax credit shall be allocated to the Members in the same manner as the receipt or expenditures giving rise to such credit is allocated under this Article V.

(ii)               Cost and percentage depletion deductions with respect to property the production from which is subject to depletion (“Depletable Property”) shall be computed separately by the Members rather than the Company. For purposes of such computations, the federal income tax basis of each Depletable Property shall be allocated to each Member in accordance with such Member’s Capital Interest Percentage as of the time such Depletable Property is acquired by the Company, and shall be reallocated among the Members in accordance with the Members’ Capital Interest Percentages as determined immediately following the occurrence of an event giving rise to an adjustment to the Gross Asset Values of the Company’s Depletable Properties pursuant to clause (b) of the definition of Gross Asset Value (or at the time of any material additions to the federal income tax basis of such Depletable Property). Such allocations are intended to be made in accordance with the “partners’ interests in partnership capital” under Section 613A(c)(7)(D) of the Code.

Each Member, with the assistance of the Board of Managers, shall separately keep records of its share of the adjusted tax basis in each separate oil and gas property, adjust such share of the adjusted tax basis for any cost or percentage depletion allowable with respect to such property and use such adjusted tax basis in the computation of its cost depletion or in the computation of its gain or loss on the disposition of such property by the Company. Upon the request of the Board of Managers, each Member shall advise the Board of Managers of its adjusted tax basis in each separate oil and gas property and any depletion computed with respect thereto, both as computed in accordance with the provisions of this subsection. The Board of Managers may rely on such information and, if it is not provided by the Member, may make such assumptions as it shall determine with respect thereto. When reasonably requested by the Members, the Company shall provide all available information needed by the Members to comply with the record keeping requirements of this Section 5.2(c).

(iii)             Except as provided in Section 5.2(c)(iv), for the purposes of the separate computation of gain or loss by each Member on the sale or disposition of each separate oil and gas property (as defined in Section 614 of the Code), the Company’s allocable share of the “amount realized” (as such term is defined in Section 1001(b) of the Code) from such sale or disposition shall be allocated for federal income tax purposes among the Members as follows:

(A)             first, to the extent such amount realized constitutes a recovery of the Simulated Basis of the property, to the Members in the same percentages as the depletable basis of such property was allocated to the Member pursuant to Section 5.2(c)(ii); and

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(B)              second, the remainder of such amount realized, if any, to the Members in accordance with Section 5.2(a).

(iv)             Tax items with respect to Company assets that are contributed to the Company with a Gross Asset Value that varies from its basis in the hands of the contributing Member immediately preceding the date of contribution will be allocated between the Members for income tax purposes pursuant to Treasury Regulations promulgated under Code Section 704(c) so as to take into account such variation. The Company will account for such variation under any method approved under Code Section 704(c) and the applicable Treasury Regulations as chosen by the tax matters partner. If the Gross Asset Value of any Company asset is adjusted pursuant to the definition of “Gross Asset Value” herein, subsequent allocations of income, gain, loss, deduction and credit with respect to such Company asset will take account of any variation between the adjusted tax basis of such Company asset for federal income tax purposes and its Gross Asset Value in a manner consistent with Code Section 704(c) and the Treasury Regulations promulgated thereunder under any method approved under Code Section 704(c) and the applicable Treasury Regulations as chosen by the Board of Managers. Allocations pursuant to this Section 5.2(c) are solely for purposes of federal, state and local taxes and will not affect, or in any way be taken into account in computing, any Member’s Capital Account, share of Profits and Losses (or items thereof), or any other items or distributions pursuant to any provision of this Agreement.

(d)               Other Provisions.

(i)                 For any fiscal year or other period during which any part of a Membership Interest in the Company is transferred between the Members or to another Person, the portion of the Profits, Losses and other items of income, gain, loss, deduction and credit that are allocable with respect to such part of a Membership Interest in the Company will be apportioned between the transferor and the transferee under any method allowed pursuant to Section 706 of the Code and the applicable Treasury Regulations as determined by the Board of Managers.

(ii)               In the event that the Code or any Treasury Regulations require allocations of items of income, gain, loss, deduction or credit different from those set forth in this Article V, the Board of Managers is hereby authorized to make new allocations in reliance on the Code and such Treasury Regulations, and no such new allocation will give rise to any claim or cause of action by any Member.

(iii)             For purposes of determining a Member’s proportional share of the Company’s “excess nonrecourse liabilities” within the meaning of Treasury Regulations Section 1.752-3(a)(3), each Member’s interest in Profits will be deemed to be in accordance with each Member’s Sharing Percentage.

Section 5.3.          Withholding. The Company may withhold distributions or portions thereof if it is required to do so by any applicable rule, regulation, or law, and each Member hereby authorizes the Company to withhold from or pay on behalf of or with respect to such Member any amount of federal, state, local or foreign taxes that the Board of Managers in good faith determines that the Company is required to withhold or pay with respect to any amount distributable or allocable to such Member pursuant to this Agreement. Any amounts withheld pursuant to this Section 5.3 will be treated as having been distributed to such Member for all purposes of this Agreement. To the extent that the cumulative amount of such withholding for any period exceeds the distributions to which such Member is entitled for such period, the Company shall notify such Member and such Member shall either (i) promptly pay the amount of such excess; provided that such payment will not be treated as a Capital Contribution or reduce the amount such Member is otherwise required to contribute pursuant to this Agreement or (ii) at such Member’s election, the amount of such excess will be considered a loan from the Company to such Member, with interest accruing at the Interest Rate; provided that such loan may, at the option of the Board of Managers, be satisfied out of distributions to which such Member would otherwise be subsequently entitled. Each Member hereby unconditionally and irrevocably grants to the Company a security interest in such Member’s Units to secure such Member’s obligation to pay to the Company any amounts required to be paid pursuant to this Section 5.3. Each Member will take such actions as the Company may request in order to perfect or enforce the security interest created hereunder. Each Member hereby agrees to indemnify and hold harmless the Company, the other Members and the Board of Managers from and against any liability (including any liability for taxes, penalties, additions to tax or interest) with respect to income attributable to or distributions or other payments to such Member. In addition, each Member agrees that neither the Company, the Board of Managers nor any other Member will be liable for any excess taxes withheld in respect of a Member’s Membership Interest and a Member’s recourse will be limited to a refund claim or other claim or action against the applicable taxing authority.

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Section 5.4.          Limitation on Class B Unit Distributions. Notwithstanding anything to the contrary in this Agreement, no distribution will be made in respect of any Class B Unit that has a Benchmark Amount greater than zero pursuant to Section 5.1 or paragraph 1.01 of Exhibit 5.1 until the aggregate distributions made pursuant to such Sections following the issuance of any Class B Units in respect of the Initial Class B Units, determined on a per Unit basis, equal the Benchmark Amount attributable to each such Class B Unit. An amount equal to the amount of any reduction in distributions to a Class B Unitholder resulting from the application of the foregoing sentence (i.e., the incremental amount that such Class B Unitholder would have otherwise been distributed) will be distributed, in accordance with Section 5.1 or Section 10.2 (as applicable), to the other Class B Unitholders in respect of Class B Units with Benchmark Amounts that are lower than that of the Class B Unit with respect to which such distributions were reduced and who would otherwise be entitled to participate in such distribution pursuant to Section 5.1 and the application of the first sentence of this Section 5.4. From and after the time the Company issues additional Class B Units and assigns such Class B Units a Benchmark Amount, distributions of Available Cash pursuant to Section 5.1 will be made after taking into account and applying the principles set forth in this Section 5.4; provided, that this Agreement may be amended by the Board of Managers pursuant to Section 12.2 in order to make such changes to this Agreement as the Board of Managers determines in its reasonable discretion is necessary to reflect the principles set forth in this Section 5.4 and nothing in this Section 5.4 will limit the right of a Class B Unitholder to receive tax distributions pursuant to paragraph 1.02 of Exhibit 5.1. The intent of this provision is to ensure that each Class B Unit is treated as a “profit interest” as that term is defined in Revenue Procedure 93-27, 1993-2 C.B. 343, as clarified by Revenue Procedure 2001-43, 2001-2 C.B. 191, and, as such, would not be entitled to receive any amounts upon a hypothetical liquidation of the Company immediately after such Class B Unit is granted and this provision shall be interpreted consistent with such intent.

Section 5.5.          Return of Excess Distributions. The Members acknowledge and agree that the relative rights and preferences of the Members with respect to distributions made pursuant to Section 5.1 are intended to be measured with respect to the total amount of Capital Contributions and distributions made over the term of the Company’s existence. Therefore, prior to making any distribution pursuant to Section 5.1 (other than any distribution pursuant to paragraph 1.02 of Exhibit 5.1, but including any distribution of proceeds following a Monetization Event) (the “Subject Distribution”), the Board of Managers shall determine the sum of (i) the cumulative amount of all distributions previously made by the Company to all Members and (ii) the aggregate amount of the Subject Distribution (collectively, the “Aggregate Distribution Amount”). The Board of Managers shall then determine for each Class B Unitholder such Class B Unitholder’s share of the Aggregate Distribution Amount by applying the provisions of Section 5.1 (the “Intended Distribution Amount”). If the Board of Managers determines that the cumulative amount of distributions previously made by the Company to a Class B Unitholder (or such Class B Unitholder’s predecessor in interest, as applicable) pursuant to Section 5.1 and the amount of the Subject Distribution anticipated to be made to such Class B Unitholder exceeds the Intended Distribution Amount of such Class B Unitholder (together with such Class B Unitholder’s predecessor in interest, as applicable) (such excess, the “Excess Distribution Amount”), the Board of Managers shall reduce the amount of the Subject Distribution to be distributed to such Class B Unitholder in an amount equal to the Excess Distribution Amount for such Class B Unitholder, or to the extent necessary with respect to any Subject Distribution being made in connection with a Liquidation Event, require the Class B Unitholder to make a payment to the Company of an amount not to exceed such Excess Distribution Amount. Any portion of a Class B Unitholder’s Excess Distribution Amount withheld from a Class B Unitholder or contributed by a Class B Unitholder to the Company pursuant to this Section 5.5 shall be distributed to the other Members in connection with the Subject Distribution in accordance with Section 5.1. If any Class B Unitholder receives any payment or distribution in connection with a Subject Distribution that should have otherwise been included in such Class B Unitholder’s Excess Distribution Amount payable or distributable to the other Members under this Section 5.5, such Class B Unitholder shall promptly return such payment or distribution to the Company.

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ARTICLE VI

Management/Governance Provisions

Section 6.1.          Board of Managers. Except for situations in which the approval of the Members is required by this Agreement or by nonwaivable provisions of applicable law, the powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, managers, who shall be referred to herein each as a “Manager” or collectively as the “Managers,” and who shall act as a board (when acting as a board, the Managers are referred to herein as the “Board of Managers”).

Section 6.2.          Certain Agreements.

(a)                From and after the date hereof, the Board of Managers shall be composed of three (3) individuals, as follows: (i) CEC shall be entitled to designate two (2) of the Managers to the Board of Managers (each, a “CEC Manager”); and (ii) the Chief Executive Officer of BROG shall serve as one (1) of the Managers to the Board of Managers (the “Management Manager”). Except as prohibited by law, each CEC Manager shall be entitled to serve on each of the committees, if any, of the Board of Managers. The initial Managers are set forth in Exhibit 6.2(a). Commencing on the date hereof, the Board of Managers shall be composed of such designees, each of whom shall serve until his successor is duly selected in accordance with this Agreement and qualified or until such individual’s death, resignation or removal.

(b)               In the event that a vote of the Members is required to appoint a Manager of the Company, each Member agrees to vote for the Managers designated in accordance with this Section 6.2 and Section 6.4.

(c)                Members of the Board of Managers will not be paid any fee for serving on the Board of Managers but will be entitled to reimbursement for reasonable out-of-pocket expenses incurred in connection with their service on the Board of Managers.

(d)               Regular meetings of the Board of Managers shall be held quarterly or more frequently at such times and places as the Board of Managers may from time to time determine.

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Section 6.3.          Removal of Managers. Any Manager may be removed from the Board of Managers, with or without cause, by the Member(s) who designated such Manager to serve on the Board of Managers; provided, however, that with respect to any Manager who is also (a) an employee of the Company or its subsidiaries, or (b) is acting as an executive officer pursuant to a management services agreement, if such Manager’s employment or contract with the Company or any of its subsidiaries is terminated for any reason, then such Manager shall automatically be removed from the Board of Managers effective as of such Date. Except as provided in the immediately preceding sentence, a Manager may not be removed from the Board of Managers.

Section 6.4.          Vacancies. In the event that a vacancy is created on the Board of Managers at any time by the death, disability, retirement, resignation or removal of a Manager, the Member(s) that had designated such Manager to serve on the Board of Managers shall have the sole and exclusive right to designate a replacement therefor; provided, however, that vacancies created by the automatic removal of any Manager pursuant to the proviso in Section 6.3 shall be filled by the affirmative vote of the CEC Managers.

Section 6.5.          Meetings of Board of Managers.

(a)                Meetings of the Board of Managers, regular or special, may be held either within or without the State of Delaware.

(b)               Regular meetings of the Board of Managers, of which no notice shall be necessary, shall be held at such times and places as may be fixed from time to time by resolution adopted by the Board of Managers and communicated to all Managers. Except as otherwise provided by statute, the Certificate, or this Agreement, any and all business may be transacted at any regular meeting.

(c)                Special meetings of the Board of Managers may be called by Managers holding a majority of the aggregate number of votes entitled to be cast by all Managers on twenty-four (24) hours’ written notice (effective upon receipt) to each Manager, either personally or by facsimile, electronic transmission, or overnight courier. Except as may be otherwise expressly provided by statute, the Certificate or this Agreement, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Managers need be specified in the notice or waiver of notice of such meeting.

(d)               Without limiting Section 6.5(e), at all meetings of the Board of Managers the presence (in person or by teleconference) or representation by proxy of Managers holding a majority of the aggregate number of votes entitled to be cast by all Managers shall be necessary and sufficient to constitute a quorum for the transaction of business. If a quorum shall not be present at any meeting of the Board of Managers, the Managers present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Any business may be transacted at any such adjourned meeting which is subsequently reconvened that might have been transacted at the meeting as originally convened. The Board of Managers shall promptly notify any Manager not present at a meeting of any action taken at such meeting.

(e)                Except as otherwise expressly set forth in this Agreement, any action by the Board of Managers shall require the affirmative vote of at least a majority of the aggregate number of votes entitled to be cast by all Managers on such matter. Each Manager shall be entitled to exercise one vote.

(f)                The officer presiding over any meeting of the Board of Managers (in accordance with Section 6.7) shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as determined by him to be in order.

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(g)               Any action required or permitted to be taken at any meeting of the Board of Managers may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, is signed by Managers having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Managers entitled to vote thereon were present (in person or by teleconference) or represented by proxy and voted. A photographic, photostatic, facsimile or similar reproduction of a writing signed by a Manager, shall be regarded as signed by the Manager for purposes of this Section 6.5.

(h)               Subject to the provisions of applicable law and this Agreement regarding notice of meetings and the granting of proxies, Persons serving on the Board of Managers (i) may, unless otherwise restricted by the Certificate or this Agreement, participate in and hold a meeting of the Board of Managers by using conference telephone, electronic transmission, or similar communications equipment by means of which all Persons participating in the meeting can hear each other and, (ii) may grant a proxy to another Manager or delegate its right to act to another Manager which proxy or delegation shall be effective as the attendance or action at the meeting of the Manager giving such proxy or delegation. Participation by a Manager in a meeting pursuant to this Section 6.5 shall constitute presence in Person at such meeting, except when a Person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 6.6.          Actions Requiring Board of Managers Approval.

(a)                In addition to any other matters under applicable law that require the approval of the Board of Managers, the Company (or the officers and agents acting on its behalf), on its own behalf or on behalf of any of its subsidiaries, shall not take any of the following actions without having first received the approval of the Board of Managers in accordance with this Agreement:

(i)                 call for additional Capital Contributions to the Company;

(ii)               create, incur, refinance or guarantee any Indebtedness;

(iii)             authorize, issue, offer or sell any debt securities or any Equity Securities;

(iv)             issue any Class B Units to any Eligible Recipient in accordance with Section 3.2(d);

(v)               approve any Monetization Event, except in connection with the exercise by CEC of its right to cause a Company Sale or Approved IPO in accordance with Section 9.3;

(vi)             effect the sale or Disposition of any material properties or assets of the Company, except in connection with the exercise by CEC of its right to cause a Company Sale or Approved IPO in accordance with Section 9.3;

(vii)           appoint or remove any executive officer or any other employee or hire any person on a basis other than “at will” or terminate any such person employed on a basis other than “at will”;

(viii)         approve an Annual Budget (including any quarterly updates thereto) or amend or modify it in any material respect, or approve any Cost Overrun Items, in each case except that the Company may make additional capital expenditures to the extent necessary to preserve property from sudden and catastrophic loss and to preserve life and property in the event of any blow-out, fire, explosion, loss of circulation, loss of pipe or other equipment in the hole, environmental incident or other extraordinary, unusual or unexpected event;

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(ix)             select, engage or dismiss the Company’s independent certified public accountants, independent petroleum engineers and other external consultants or advisors;

(x)               commence the liquidation and dissolution of the Company in accordance with Article X or a voluntary bankruptcy by the Company, or consent to the appointment of a receiver, liquidator, assignee, custodian, or trustee for the purpose of winding up the affairs of the Company;

(xi)             enter into, modify, amend, change or terminate any material contract or commitment (including all hedging and derivative contracts or any marketing contracts);

(xii)           guarantee the performance of any non-financing contract or other obligation of any Person;

(xiii)         make loans or other advances of credit to, or invest in the securities of, any other Person;

(xiv)         mortgage, pledge, assign in trust or otherwise encumber any property or assets of the Company or any of its wholly-owned subsidiaries, or assign any monies owed or to be owed to the Company or any of its wholly-owned subsidiaries, except for customary Liens granted in the ordinary course of business;

(xv)           make any distributions other than distributions made pursuant to paragraph 1.02 of Exhibit 5.1;

(xvi)         except as contemplated by this Agreement or any Grant Letter, redeem, repurchase or otherwise acquire any Equity Securities;

(xvii)       compromise or settle any lawsuit, administrative matter or other dispute;

(xviii)     subject to Section 6.6(d), enter into, modify, amend or terminate any agreement with, or consummate any transaction involving, any Member, manager, officer, employee or other Affiliate of the Company, or any of their respective Affiliates (each a “Related Party”);

(xix)         cause the Company to engage in a public offering of its debt securities or Equity Securities, except in connection with the exercise by CEC of its right to cause an Approved IPO in accordance with Section 9.3;

(xx)           admit any Member (except as permitted by Article IX);

(xxi)         cause the conversion of the Company into any form of business organization other than a limited liability company, except in connection with the exercise by CEC of its right to cause a Company Sale or Approved IPO in accordance with Section 9.3;

(xxii)       subject to Section 9.3, make an acquisition or Disposition (including any farm-out and farm-in transactions);

(xxiii)     subject to Section 12.2, on behalf of the Company amend, modify or change this Agreement, the Certificate or any Grant Letter;

(xxiv)     extend the Investment Period;

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(xxv)       form or create any subsidiaries;

(xxvi)     change or restrict the principal line of business of the Company and its subsidiaries (taken as a whole), or change or participate in any activity inconsistent with the Company’s purposes set forth in Section 1.3;

(xxvii)   adopt any voluntary change in tax classification for federal income tax purposes of the Company or any of its subsidiaries;

(xxviii) enter into (A) any Commodity Hedging Transaction, other than pursuant to a hedging program approved by the Board of Managers, or (B) any other type of financial hedge (exclusive of a hedge contemplated under the defined term “Commodity Hedging Transaction”), such as an interest rate swap; or

(xxix)     enter into any agreement or otherwise commit to do any of the foregoing.

(b)               An annual budget for the Company (the “Annual Budget”), which shall set forth budgeted revenues, expenses and capital expenditures for the subsequent fiscal year (excluding capital expenditures for acquisitions) and after the first Annual Budget shall include actual versus budgeted figures for the previous fiscal year, shall be presented to the Board of Managers no later than three (3) days prior to each regularly scheduled annual meeting of the Board of Managers.

(c)                The Members acknowledge and agree, notwithstanding anything to the contrary in the Act, that, subject to Section 6.10, the Board of Managers may affirmatively take (without any other approvals) any of the actions specified in this Section 6.6 requiring Board of Manager approval and no separate Member vote, consent or approval (whether by class or other) shall be required with respect to such actions; provided that any action that disproportionately reduces the relative interest of any Class A Unitholder in the profits or capital of the Company shall require the written consent of such Class A Unitholder.

(d)               Notwithstanding any other provision of this Agreement to the contrary, transactions and agreements between the Company, on one hand, and any Related Party, on the other hand, shall be effected on terms and conditions that are, in the good faith determination of the Board of Managers, taken as a whole, no more favorable to such Related Party than would be available to any unaffiliated third party in an arms-length transaction.

Section 6.7.          Officers.

(a)                The officers of the Company elected by the Board of Managers may include a Chief Executive Officer, a President, and such other officers (including a Chief Financial Officer, Vice Presidents, Secretary, Assistant Secretaries, Treasurer and Assistant Treasurers) as the Board of Managers from time to time may determine. Officers elected by the Board of Managers shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Section 6.7 and the other terms and provisions hereof. Such officers shall also have such powers and duties as from time to time may be conferred by the Board of Managers. The Board of Managers may also appoint such other officers (including one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Company. Such other officers shall have such powers and duties and shall hold their offices for such terms as may be prescribed by the Board of Mangers or, if such officer has been appointed by the Chief Executive Officer or President, as may be prescribed by the appointing officer.

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(b)               No officer need be a resident of the State of Delaware, a Member or a Manager. Each officer shall hold office until his successor shall be duly designated and shall qualify or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. Any number of offices may be held by the same Person. The salaries or other compensation, if any, of the officers and agents of the Company shall be fixed from time to time by the Board of Managers.

(c)                Any officer may resign as such at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time is specified, at the time of its receipt by the Board of Managers. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation. Subject to Section 6.6, any officer may be removed as such, either with or without cause, by the Board of Managers; provided, however, that such removal shall be without prejudice to the contract rights, if any, of the Person so removed. Designation of an officer shall not of itself create contract rights. Any vacancy occurring in any office of the Company may be filled by the Board of Managers.

Section 6.8.          Duties of Managers.

(a)                Notwithstanding anything provided herein to the contrary, to the fullest extent permitted by the Act, a Person, in performing his duties and obligations as a CEC Manager under this Agreement shall be entitled to act or omit to act at the direction of CEC (or, if the Management Manager, in the Management Manager’s own interests), considering only such factors, including the separate interests of CEC, as such Manager or Member(s) choose to consider, and any action of or failure to act by a CEC Manager taken or omitted in good faith reliance on the foregoing provisions shall not, as between the Company and the other Member(s), on the one hand, and such Manager or the Member(s) designating such Manager, on the other hand, constitute a breach of any duty (including any fiduciary or other similar duty, to the extent such exists under the Act or any other applicable law, rule or regulation) on the part of such Manager or the Member(s) to the Company or any other Manager or Member of the Company.

(b)               The Members (and the Members on behalf of the Company) hereby:

(i)                 agree that (A) the terms of this Section 6.8, to the extent that they modify or limit a duty or other obligation, if any, that a Manager may have to the Company or any other Member under the Act or other applicable law, rule or regulation, are reasonable in form, scope and content; and (B) the terms of this Section 6.8 shall control to the fullest extent possible if it is in conflict with a duty, if any, that a Manager may have to the Company or another Member, under the Act or any other applicable law, rule or regulation; and

(ii)               waive to the fullest extent permitted by the Act any duty or other obligation, if any, that a Member (in its capacity as such) may have to the Company or another Member, pursuant to the Act or any other applicable law, rule or regulation, to the extent necessary to give effect to the terms of this Section 6.8.

(c)                The Members, on behalf of the Company, acknowledge, affirm and agree that (i) CEC would not be willing to make an investment in the Company, and no person designated by CEC to serve on the Board of Managers would be willing to so serve, in the absence of this Section 6.8, and (ii) they have reviewed and understand the provisions of §§18-1101(b) and (c) of the Act.

Section 6.9.          Other Investments of CEC Related Parties; Waiver of Conflicts of Interest and Negation of Duties and Obligations.

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(a)                Each Member acknowledges and affirms that CEC and the CEC Managers (collectively, the “CEC Related Parties”):

(i)                 (A) have participated (directly or indirectly) and will continue to participate (directly or indirectly) in venture capital, private equity and other direct investments in corporations, joint ventures, limited liability companies and other entities (in this Section 6.9, “Other Investments”), including Other Investments engaged in various aspects of the U.S. “upstream,” “downstream” and “midstream” oil and gas business that may, are or will be competitive with the Company’s business or that could be suitable for the Company, (B) have interests in, participate with, aid and maintain seats on the board of directors or similar governing bodies of, Other Investments, and (C) may develop or become aware of business opportunities for Other Investments; and

(ii)               may or will, as a result of or arising from the matters referenced in clause (i) above, the nature of the CEC Related Parties’ businesses and other factors, have conflicts of interest or potential conflicts of interest.

(b)               The Members, in their capacities as Members and on behalf of the Company, expressly (x) waive any such conflicts of interest or potential conflicts of interest and agree that no CEC Related Party or its representatives shall have any liability to any Member or any Affiliate thereof, or the Company with respect to such conflicts of interest or potential conflicts of interest and (y) acknowledge and agree that the CEC Related Parties and their respective representatives will not have any duty to disclose to the Company, any other Member or the Board of Managers or any Managers any such business opportunities, whether or not competitive with the Company’s business and whether or not the Company might be interested in such business opportunity for itself; provided, however, that the foregoing shall not be construed to permit any breach of Section 12.12. The Members (and the Members on behalf of the Company) also acknowledge that the CEC Related Parties and their representatives have duties not to disclose confidential information of or related to the Other Investments.

(c)                The Members (and the Members on behalf of the Company) hereby:

(i)                 agree that (A) the terms of this Section 6.9, to the extent that they modify or limit any duty of loyalty or other similar obligation, if any, that a CEC Related Party may have to the Company or another Member under the Act or other applicable law, rule or regulation, are reasonable in form, scope and content; and (B) the terms of this Section 6.9 shall control to the fullest extent possible if it is in conflict with any duty of loyalty or similar obligation, if any, that a CEC Related Party or its representatives may have to the Company or another Member, the Act or any other applicable law, rule or regulation; and

(ii)               waive any duty of loyalty or other similar obligation, if any, that a CEC Related Party or its representatives may have to the Company or another Member, pursuant to the Act or any other applicable law, rule or regulation, to the extent necessary to give effect to the terms of this Section 6.9.

(d)               Whenever in this Agreement a Member or any representative thereof (including a Manager designated by such Member or instructed to act by such Member) is permitted or required to make a decision (a) in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, the Member shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interests of or factors affecting the Company or any other Member, or (b) in its “good faith” or under another expressed standard, to the fullest extent permitted by the Act, a Member shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

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(e)                The Members, individually and on behalf of the Company, acknowledge, affirm and agree that (i) the execution and delivery of this Agreement by CEC is of material benefit to the Company and the Members, and that CEC would not be willing to (x) execute and deliver this Agreement, and (y) make their agreed Capital Contributions to the Company, without the benefit of this Section 6.9 and the agreement of the parties, including the Members, thereto; and (ii) they have reviewed and understand the provisions of §§18-1101(b) and (c) of the Act.

Section 6.10.      Actions Requiring Member Approval.

In addition to any other matters under applicable law that require the approval of the Members, none of the Board of Managers, the Company or the officers and agents of the Company acting on its behalf shall take any of the following actions without having first received the approval of the Members adversely affected thereby:

(a)                increase or reduce any Member’s Capital Account, except as provided in Article IV or Article V;

(b)               allocate any Profits and Losses or make any distributions, except as provided in Article IV, Article V, Article IX, Article X or Exhibit 5.1; or

(c)                enter into any agreement or otherwise commit to do any of the foregoing.

ARTICLE VII

Accounting and Banking Matters; Capital Accounts; Tax and Related Matters

Section 7.1.          Books and Records; Reports.

(a)                The Company shall keep and maintain full and accurate books of account for the Company in accordance with GAAP consistently applied in accordance with the terms of this Agreement. Such books shall be maintained at the principal United States office of the Company or offsite so long as they are easily accessible. The Class A Unitholders (and their respective Affiliates and designated representatives) shall have (i) prompt and reasonable access, upon reasonable prior request and at reasonable times, to all books, records and properties of the Company, and to employees of the Company with responsibility for operating, financial, legal or accounting matters generally and (ii) such other information as the Board of Managers may from time to time reasonably request. Notwithstanding anything to the contrary in this Agreement, no Member other than the Class A Unitholders (and their respective Affiliates and designated representatives) shall have any right to review, inspect or copy the books and records of the Company relating to the Commitment Amount of CEC or the ownership of the Class A Units or Class B Units by the Members.

(b)               The Company shall provide to each of the Class A Unitholders the following:

(i)                 as soon as available, but in any event within 90 days after the end of each fiscal year of the Company, a copy of the audited consolidated balance sheet of the Company and its subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures as of the end of and for the previous year, together with a narrative discussion and analysis of the financial condition and results of operations of the Company and its subsidiaries for such fiscal year as compared to the previous year, and reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by the Company’s independent certified public accountants;

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(ii)               as soon as available, but in any event not later than 60 days after the end of each of the first three fiscal quarterly periods of each fiscal year of the Company, a narrative discussion and analysis of the financial condition and results of operations of the Company and its subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, as compared to the portion of the internally prepared profit and loss projections covering such periods and to the comparable periods of the previous year;

(iii)             as soon as available, but in any event not later than 30 days after the end of each calendar month;

(A)             a report, in form and substance acceptable to CEC, with respect to the revenue received by the Company and its subsidiaries for such month as well as the cash and debt balances of the Company and its subsidiaries as of the last day of such month and including such other detail as CEC shall request;

(B)              a schedule of the Company’s well commitments as of the last day of such month, together with a reconciliation to the schedule well commitments as of the last day of the immediately preceding month, and a schedule of the Company’s wells as of the last day of such month that are either producing, drilling, or permitted but undrilled; and

(C)              a schedule, certified by the Chief Executive Officer, President or Chief Financial Officer of the Company, but in any event, with respect to financial matters, the Chief Financial Officer (the “Responsible Officer”), detailing the capital expenditures made by the Company and its subsidiaries during such month in such form and with such detail as CEC shall request (including a comparison of actual costs with estimated costs); and

(D)             such other information as CEC may from time to time request.

All such financial statements delivered pursuant to this Section 7.1(b)(i) through 7.1(b)(iii) shall be complete and correct in all material respects and prepared in reasonable detail and in accordance with GAAP, applied consistently throughout the periods reflected therein and with prior periods (except as approved by the Company’s independent certified public accountants or Responsible Officer, as the case may be, and disclosed therein, and quarterly financial statements shall be subject to normal year-end audit adjustments and need not be accompanied by footnotes).

(iv)             as soon as available, but in any event within 30 days after the end of each month, a report, in form and substance reasonably satisfactory to CEC, setting forth a statement of gross and net production and sales proceeds of all Hydrocarbons produced from the Oil and Gas Properties, together with such other information as CEC may reasonably request;

(v)               as soon as available, but in any event within 30 days after the end of each quarterly period of each fiscal year, a report, in form and substance reasonably satisfactory to CEC, setting forth as of the last Business Day of such quarterly period, a summary of the hedging positions of the Company and its subsidiaries under all Commodity Hedging Transactions (including any contracts of sale which provide for prepayment for deferred shipment or delivery of Hydrocarbons or other commodities) of the Company and its subsidiaries, including the type, term, effective date, termination date and notional principal amounts or volumes, the hedged price(s), interest rate(s) or exchange rate(s), as applicable, and any new credit support agreements relating thereto;

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(vi)             (A) on or before March 15 of each year, a reserve report prepared by the Company’s petroleum engineers acceptable to CEC, dated as of December 31 of the previous year; (B) promptly upon written request by CEC, a reserve report prepared by the Company’s independent petroleum engineers dated as of the first day of the month during which the Company receives such request; provided that, CEC may request, at the Company’s cost and expense, no more than two such reserve reports during any 12-month period, with any additional requests for updated reserve reports during any such period to be at CEC’s cost and expense, together with an accompanying report on, since the date of the last reserve report previously delivered hereunder, sales and purchases of Oil and Gas Properties and changes in categories concerning the Oil and Gas Properties owned by the Company which have attributable to them proved reserves and containing information and analysis with respect to the proved reserves of the Company as of the date of such report and the PV 10 Value; and (C) together with each reserve report furnished pursuant to (A) or (B), (I) any updated production history of the proved reserves of the Company as of such date, (II) the lease operating expenses attributable to the Oil and Gas Properties of the Company for the prior 12-month period, (III) any other information as to the operations of the Company and its subsidiaries as reasonably requested by CEC and (IV) such additional data and information concerning pricing, quantities, volume of production and production imbalances from or attributable to the Oil and Gas Properties with respect thereto as CEC may reasonably request;

(vii)           not later than 30 days after the end of each March 31, June 30 and September 30 of each fiscal year of the Company, an internally prepared report prepared as of each such date, which report, together with an accompanying report on purchases and sales of Oil and Gas Properties and changes in categories since the date of the last reserve report or internally prepared report previously delivered under this Agreement, as applicable, both substantially in the same form and substance as the reserve reports referred to in Section 7.1(b)(vi), each such internally prepared report having been prepared by or at the direction of the Company and (together with the related PV 10 Value calculation) having been certified in writing by the senior or consulting petroleum engineer of the Company as to the truth and accuracy of the historical information utilized to prepare the internally prepared report and the estimates included therein;

(viii)         reports, certifications, engineering studies, environmental assessments or other written material or data requested by, and in form, scope and substance reasonably satisfactory to, CEC, in the event that CEC at any time has a reasonable basis to believe that there may be a material violation of any Environmental Law or a condition at any property owned, operated or leased by the Company or its subsidiaries that could reasonably give rise to a Material Adverse Effect; provided, further, that if the Company or its subsidiaries fail to provide such reports, certifications, engineering studies or other written material or data within 75 days after the request of CEC, CEC shall have the right, at the Company’s sole cost and expense, to conduct such environmental assessments or investigations as may reasonably be required to enable the Company to determine whether the Company is in material compliance with Environmental Laws;

(ix)             as soon as is practicable following the written request of CEC and in any event within 60 days after the end of each fiscal year, a report in form and substance satisfactory to CEC outlining all material insurance coverage maintained as of the date of such report by the Company and the duration of such coverage;

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(x)               promptly after the formation, in accordance herewith, of any pool or unit affecting Oil and Gas Properties in which the Company or its subsidiaries owns a 5% working interest or greater, a conformed copy of the recorded pooling agreement, declaration of pooling, or other instrument creating the pool or unit; and

(xi)             upon request by CEC, such other reports and information with respect to the Oil and Gas Properties of the Company or its subsidiaries or the financial condition of the Company or its subsidiaries as may be so requested.

(c)                The Company shall provide to the Board of Managers such other reports, information (in any form, electronic or otherwise) as a majority of the Managers serving on the Board of Managers may reasonably request.

Section 7.2.          Fiscal Year. The calendar year shall be selected as the fiscal year of the Company.

Section 7.3.          Bank Accounts. The Company shall maintain one or more bank accounts in the name of the Company in such bank or banks as may be determined by the Board of Managers, which accounts shall be used for the payment of expenditures incurred by the Company in connection with the business of the Company and in which shall be deposited any and all receipts of the Company. All such receipts shall be and remain the property of the Company and shall not be commingled in any way with funds of any other Person.

Section 7.4.          Tax Partnership. It is the intent of the Members that the Company be treated as a partnership for federal income tax purposes and, to the extent permitted by applicable law, for state and local franchise and income tax purposes and neither the Company nor any Member shall file an election to classify the Company as an association taxable as a corporation for federal income tax purposes. Notwithstanding the foregoing, it is agreed that this Section 7.4 shall not be applicable if the tax status of the Company were to be reclassified as a result of a merger or other transaction approved by the Board of Managers in accordance with the terms hereof.

Section 7.5.          Tax Elections. The Company shall make the following elections:

(a)                to elect the calendar year as the Company’s fiscal year;

(b)               to elect the accrual method of accounting; and

(c)                to deduct when incurred IDCs;

(d)               To elect in a timely manner pursuant to Section 754 of the Code and pursuant to corresponding provisions of applicable state and local tax laws, an election under Section 754 of the Code and the Treasury Regulations promulgated thereunder to adjust the bases of the Company’s properties under Sections 734 and 743 of the Code; and

(e)                any other election the Board of Managers may deem appropriate and in the best interests of the Members.

Section 7.6.          Tax Matters Partner.

(a)                For all tax years beginning on or before December 31, 2017, pursuant to Section 6221 et. seq., Subchapter C of Chapter 63 of Subtitle F of the Code, CEC shall be designated and shall serve as the “tax matters partner” (as defined in Section 6231 of the Code), to oversee or handle matters relating to the taxation of the Company, and as the tax matters partner, shall have the right and obligation to take all actions authorized and required, respectively, by the Code for the tax matters partner. If CEC ceases to be Member of the Company or resigns as tax matters partner, the Board of Managers shall designate a new tax matters partner. The Company will reimburse the tax matters partner for all costs and expenses incurred by the tax matters partner in connection with serving as tax matters partner with respect to the Company.

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(b)               For all tax years beginning after December 31, 2017, pursuant to Section 6221 et. seq., Subchapter C of Chapter 63 of Subtitle F of the Code, CEC shall be designated and may, on behalf of the Company, at any time, and without further notice to or consent from any Member, act as the “partnership representative” of the Company for purposes of the Code. The “partnership representative” shall have the right and obligation to take all actions authorized and required, respectively, by the Code for the “partnership representative.” If CEC ceases to be a Member of the Company or resigns as partnership representative, the Board of Managers shall designate a new partnership representative. The Company will reimburse the partnership representative for all costs and expenses incurred by the partnership representative in connection with serving as partnership representative with respect to the Company.

Section 7.7.          Tax Returns.

(a)                The Company shall deliver or cause to be delivered, (i) at least fifteen (15) days prior to the date that any corporation estimated quarterly tax payments are due, an estimate of the United States federal and state income quarterly tax obligations of each Person who was a Member at any time during such calendar quarter, (ii) within forty five (45) days after the end of each tax year, to each Person who was a Member at any time during such tax year, a draft of all information necessary for the preparation of such Person’s United States federal and state income tax returns, and (iii) within ninety (90) days after the end of each tax year, to each Person who was a Member at any time during such tax year, federal and state Schedule K-1s in final form.

(b)               The Company shall deliver or cause to be delivered all information requested by a Member in order for such Member to complete its tax filings with respect to “unrelated business taxable income” (within the meaning of Section 512(a) of the Code and the Treasury Regulations promulgated thereunder) and the Foreign Investment in Real Property Tax Act of 1980 (including Sections 897 and 1445 of the Code and the Treasury Regulations promulgated thereunder), if any.

ARTICLE VIII

Indemnification

Section 8.1.          Exculpation and Power to Indemnify in Actions, Suits or Proceedings Other Than Those by or in the Right of the Company. No Member, Manager or officer of the Company, or Person serving at the request of the Company as a member, manager, director or officer of another limited liability company, corporation, partnership, joint venture, trust or other enterprise, shall have any liability for any act or failure to act in fulfillment of his duties, obligations or responsibilities (other than in an action by or in the right of the Company at the direction of such Person or if otherwise brought by such Person against the Company) if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Subject to Section 8.3, the Company shall indemnify any Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company at the direction of such Person or if otherwise brought by such Person against the Company or any Manager) by reason of the fact that he is or was a Member, Manager or officer of the Company, or is or was serving at the request of the Company as a member, manager, director or officer of another limited liability company, corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

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Section 8.2.          Exculpation and Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Company. No Member, Manager or officer of the Company, or Person serving at the request of the Company as a member, manager, director or officer of another limited liability company, corporation, partnership, joint venture, trust or other enterprise, shall have any liability for any act or failure to act in fulfillment of his duties, obligations or responsibilities in an action by or in the right of the Company or if brought by such Person against the Company if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, and whose action or inaction constituted neither gross negligence nor willful misconduct. Subject to Section 8.3, the Company shall indemnify any Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in his favor by reason of the fact that he is or was a Member, Manager or officer of the Company, or is or was serving at the request of the Company as a member, manager, director or officer of another limited liability company, corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue or matter as to which such Person shall have been adjudged to be liable for gross negligence or willful misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. Notwithstanding anything to the contrary in this Agreement, each officer’s duties with respect to the Company shall be those duties that would be applicable if such officer were an officer in a corporation organized under the laws of the State of Delaware.

Section 8.3.          Authorization of Indemnification. Any indemnification under this Article VIII (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Member, Manager or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 8.1 or Section 8.2. Such determination shall be made in good faith (i) by the Managers, or (ii) if the Managers so direct, by independent legal counsel in a written opinion, or (iii) by the Members. To the extent that a Member, Manager or officer has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case.

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Section 8.4.          Good Faith Defined. For purposes of any determination under Section 8.3, a Person shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is based on the records or books of account of the Company or another enterprise, or on information supplied to him by the officers or Managers of the Company or the officers, managers or directors of another enterprise in the course of their duties, or on the advice of legal counsel for the Company or another enterprise or on information or records given or reports made to the Company or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or another enterprise. The term “another enterprise” as used in this Section 8.4 shall mean any other limited liability company, corporation, partnership, joint venture, trust, employee benefit plan or other enterprise of which such Person is or was serving at the request of the Company as a member, manager, director, officer, employee or agent. The provisions of this Section 8.4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a Person may be deemed to have met the applicable standard of conduct set forth in Section 8.1 or Section 8.2, as the case may be.

Section 8.5.          Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Section 8.3, and notwithstanding the absence of any determination thereunder, any Member, Manager or officer of the Company may apply to any court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Sections 8.1 and 8.2. The basis of such indemnification by a court shall be a determination by such court that indemnification of the Member, Manager or officer of the Company is proper in the circumstances because he has met the applicable standards of conduct set forth in Section 8.1 or 8.2, as the case may be. Neither a contrary determination in the specific case under Section 8.3 nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the Member, Manager or officer of the Company seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 8.5 shall be given to the Company promptly upon the filing of such application. If successful, in whole or in part, the Member, Manager or officer of the Company seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

Section 8.6.          Expenses Payable in Advance. Expenses incurred by a Member, Manager or officer of the Company in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Member, Manager or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized by this Article VIII.

Section 8.7.          Nonexclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by or granted pursuant to this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any agreement, contract, vote of Members or Board of Managers, or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, it being the policy of the Company that indemnification of the Persons specified in Sections 8.1 and 8.2 shall be made to the fullest extent permitted under the Delaware General Corporation Law with respect to the indemnification by a Delaware corporation of its officers and directors. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any Person who is not specified in Section 8.1 or Section 8.2 but whom the Company has the power or obligation to indemnify under the provisions of the Act or otherwise.

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Section 8.8.          Insurance. The Company shall purchase and maintain insurance on behalf of any Person who is or was a Manager or officer of the Company, or is or was serving at the request of the Company as a Member, manager, director, or officer of another limited liability company, corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power or the obligation to indemnify him against such liability under the provisions of this Article VIII. The amount of such insurance shall be determined by the Board of Managers as necessary to cover adequately the liabilities described above. The Board of Managers may increase such amount as it deems necessary or appropriate.

Section 8.9.          Certain Definitions. For purposes of this Article VIII, references to “the Company” shall include, in addition to the resulting entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its members, managers, directors, officers, and employees or agents, so that any Person who is or was a member, manager, director, officer, employee or agent of such constituent entity, or is or was serving at the request of such constituent entity as a member, manager, director, officer, employee or agent of another limited liability company, corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued. For purposes of this Article VIII, references to “fines” shall include any excise taxes assessed on a Person with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a Member, Manager, director, officer, employee or agent of the Company which imposes duties on, or involves services by, such Member, Manager, director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a Person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Article VIII.

Section 8.10.      Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be a Member, Manager or officer and shall inure to the benefit of the heirs, executors and administrators of such Person and shall survive the dissolution, liquidation and termination of the Company.

Section 8.11.      Limitation on Indemnification. Notwithstanding anything contained in this Article VIII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 8.5), the Company shall not be obligated to indemnify any Member, Manager or officer in connection with a proceeding (or part thereof) initiated by such Person unless such proceeding (or part thereof) was authorized or consented to by the Board of Managers.

Section 8.12.      Indemnification of Employees and Agents. The Company may, to the extent authorized from time to time by the Board of Managers, provide rights to indemnification and the advancement of expenses to employees and agents of the Company similar to those conferred in this Article VIII to Members, Managers and officers of the Company.

Section 8.13.      Severability. The provisions of this Article VIII are intended to comply with the Act. To the extent that any provision of this Article VIII authorizes or requires indemnification or the advancement of expenses contrary to the Act or the Certificate, the Company’s power to indemnify or advance expenses under such provision shall be limited to that permitted by the Act and the Certificate and any limitation required by the Act or the Certificate shall not affect the validity of any other provision of this Article VIII.

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Section 8.14.      Exoneration of Liability for Unlawful Distribution, Unit Repurchase or Redemption. To the extent any liability is imposed upon a Manager of the Company based on an unlawful distribution by the Company or an unlawful repurchase or redemption by the Company of any Units, the Manager may be exonerated from such liability if such Manager was absent from the meeting in which the unlawful act was approved or if such Manager dissented from the authorization of such unlawful act and caused such dissent to be entered into the minutes of the meeting. If exonerated under this Section 8.14, the Manager shall be entitled to contribution from the other Managers who voted for the unlawful dividend, repurchase, or redemption.

Section 8.15.      Priority of Indemnification. Notwithstanding any provision of this Agreement, the Certificate, or other organizational document of the Company or any of its subsidiaries, or contract to which the Company or any of its subsidiaries is a party, to the contrary, the Company and each of its subsidiaries acknowledges and agrees that the Company and its subsidiaries are, and shall at all times be, the indemnitors of first resort with respect to any and all matters for which advancement of expenses and indemnification are provided by the Company or its subsidiaries to or on behalf of holders of Class A Units (each such Person, an “Indemnitee”) and the obligations of the Company and its subsidiaries to each Indemnitee are primary. The Company and each of its subsidiaries hereby unconditionally and irrevocably waives, relinquishes and releases (and covenants and agrees not to exercise, and to cause each of its Affiliates not to exercise), any claims or rights that it or any of its Affiliates may now have or hereafter acquire against any Indemnitee or Affiliate thereof that arise from or relate to the existence, payment, performance or enforcement obligation of the Company, such subsidiary or their respective Affiliates to any Indemnitee, including any right of subrogation, reimbursement, exoneration, contribution or indemnification, whether such right to claim, take or receive, directly or indirectly, in cash or other property or by set-off or in any other manner, any payment or security or other credit support on account of such claim, remedy or right.

ARTICLE IX

Dispositions; Preemptive and PARTICIPATION Rights

Section 9.1.          Dispositions; Exception to Application of this Article IX.

(a)                No Class A Unitholder may voluntarily Dispose of Class A Units except Dispositions (i) made in connection with and pursuant to a transaction that is a Change of Control approved in accordance with Section 6.6; (ii) made to Permitted Transferees of such Member; (iii) made as a Participation Member in accordance with the provisions of Section 9.5; (iv) made in connection with a Company Sale in accordance with the provisions of Section 9.3; (v) made after a Qualified IPO approved in accordance with Section 6.6; or (vi) as are approved in advance in writing by the Board of Managers.

(b)               No Class B Unitholder may voluntarily Dispose of any Class B Units except Dispositions (i) made in connection with and pursuant to a transaction that is a Change of Control (including in connection with a Company Sale); (ii) made to Permitted Transferees; (iii) made as a Participation Member in accordance with the provisions of Section 9.5; or (iv) as are approved in advance in writing by the Board of Managers.

(c)                The foregoing to the contrary notwithstanding, a Disposition by a Member shall be null and void ab initio (i) if, following the proposed Disposition, the Company would constitute a “publicly traded partnership” for purposes of Section 7704 of the Code or such Disposition would make the Partnership ineligible for “safe harbor” treatment under Section 7704 of the Code (unless such condition is waived by the Board of Managers), (ii) if the transferee fails to deliver to the Company all documents required pursuant to Section 9.2, or (iii) such Disposition would result in the violation of any applicable federal or state securities laws. All reasonable out-of-pocket costs and expenses incurred by the Company in connection with any Disposition by a Member of all or a part of its Units shall be borne by such Member.

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(d)               Each Member shall be subject to the provisions of Section 12.12 in connection with any proposed Disposition of Units in accordance with this Article IX, and nothing in this Article IX shall be construed to permit any breach or otherwise modify the restrictions contained in Section 12.12.

(e)                A Member shall not Dispose, or permit the Disposition of, any Equity Securities with a purpose of avoiding restrictions on Disposition set forth in this Agreement.

Section 9.2.          Substitution.

(a)                Unless an assignee of Units becomes a Member in accordance with the provisions of Section 9.2(b), such assignee shall not be entitled to any of the rights granted to a Member hereunder in respect of such Units, other than the right to receive allocations of income, gain, loss, deduction, credit and similar items and distributions to which the assignor would otherwise be entitled, to the extent such items are assigned.

(b)               An assignee of the Units of a Member, or any portion thereof, shall become a Member entitled to all of the rights and subject to all the obligations of the assigning Member in respect of such Units (including the obligation to make Capital Contributions in respect of such Member’s Commitment Amount in accordance with the terms of this Agreement and, subject to the immediately following sentence, the right to designate a Manager pursuant to Section 6.2) if, and only if the Disposition is permitted under Section 9.1 and the assignee executes and delivers such instruments, in form and substance reasonably satisfactory to the Board of Managers, to effect such substitution and to confirm the agreement of the assignee to be bound by all of the terms and provisions of this Agreement. For the avoidance of doubt, the right to designate a Manager pursuant to Section 6.2 may be assigned by CEC to any transferee of Class A Units held by CEC.

(c)                Any Disposition of Class B Units shall be subject to any vesting provisions or other restrictions set forth in the Grant Letter related to such Class B Units.

Section 9.3.          Drag-Along.

(a)                At any time prior to the consummation of a Qualified IPO or a Disposition by CEC and its Affiliates of all or substantially all of its Class A Units in one transaction or a series of related transactions, CEC may elect, by at least fifteen (15) days written notice to the Board of Managers (a “Company Sale Notice”), to cause (i) all Unitholders to consummate a Disposition to any Person of all of the outstanding Units of the Company (any such transaction, a “Company Sale”) or (ii) a Qualified IPO (an “Approved IPO”); provided, however, that once CEC has provided the Company Sale Notice in accordance with this Section 9.3(a), CEC shall be entitled to take (or cause the Company or Board of Managers to take) all steps reasonably necessary to carry out (x) a sale of Class A Units, including selecting an investment bank, providing confidential information to potential acquirers in accordance with Section 12.12, and negotiating the requisite documentation notwithstanding the fact that no specific acquirer or transaction shall have been identified to effect the Company Sale as of the date of the Company Sale Notice or (y) an Approved IPO, including selecting underwriters, providing confidential information to underwriters in accordance with Section 12.12 and negotiating requisite documentation.

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(b)               No later than the later of (i) thirty (30) days after delivery of a Company Sale Notice or (ii) thirty (30) Business Days prior to the consummation of a Company Sale or Approved IPO, the Board of Managers shall notify each Unitholder, in writing, of the election by CEC to initiate a Company Sale or an Approved IPO and such notice shall describe in reasonable detail (i) in the case of a Company Sale, the name of the Person to whom such Company Sale is being made; (ii) the proposed date of the consummation of such Company Sale or Approved IPO; (iii) the material terms of such Company Sale or Approved IPO and (iv) a copy of any form of agreement or prospectus or other offering document proposed to be executed in connection with such Company Sale or Approved IPO.

(c)                Each Unitholder agrees that upon receipt of a Company Sale Notice it will (i) take such action as may reasonably be required, including voting its Units in any such Company Sale, and (ii) cause its designated Managers to take such action required, to approve and cause such Company Sale or Approved IPO, as applicable, to promptly be consummated. In the event of a Company Sale involving a Disposition of all of the outstanding Units of the Company, each Unitholder shall be required to Dispose of all their Units in such Company Sale free and clear of all Liens (other than Liens created by this Agreement or restrictions on transfer pursuant to federal and state securities laws).

(d)               CEC shall have the right in connection with any such Company Sale or Approved IPO, as applicable, to require the Company and the other Members to cooperate fully with potential acquirors or underwriters, as applicable, in such prospective Company Sale or Approved IPO, as applicable, by taking all customary and other actions reasonably requested by CEC or such potential acquirors or underwriters, as applicable, including (i) with respect to the Company, making its properties, books and records, and other assets reasonably available for inspection by such potential acquirors or underwriters, as applicable, (ii) with respect to the Company, establishing a data room including materials customarily made available to potential acquirors or underwriters, as applicable, in connection with such processes, (iii) subject to Section 9.3(e)(iii), making customary representations and warranties to such potential acquirors or underwriters, as applicable, and, with respect to any Member who is an employee of the Company and subject to the terms of any Grant Letter or other agreement between the Company and such Member, agreeing to customary non-competition restrictions, (iv) with respect to the Company, making its employees reasonably available for presentations, interviews, road shows and other diligence activities, in each case subject to reasonable and customary confidentiality provisions. The Company and each Unitholder shall provide assistance with respect to these actions as reasonably requested by CEC. In connection with any Approved IPO, CEC, the Class B Unitholders and the Company shall enter into a mutually acceptable registration rights agreement, which agreement shall provide, inter alia, CEC with customary demand registration rights and CEC and the Class B Unitholders with customary “piggyback” registration rights (including with respect to the Approved IPO, on a pro rata basis, to the extent that CEC is a selling stockholder in such offering).

(e)                Notwithstanding anything contained in this Section 9.3, the obligation of the Unitholders to participate in any Company Sale or Approved IPO is subject to the following conditions:

(i)                 the terms and conditions of such Company Sale shall be the same for all Unitholders and upon the consummation of such Company Sale, all of the Unitholders participating therein will receive the same form of consideration, the amount of consideration shall be allocated in accordance with Section 5.1, and no Unitholder or any of its Affiliates will receive any payment or other consideration of any nature whatsoever from the transferee in connection with or arising from such Company Sale or Approved IPO other than the consideration allocated to the Unitholders in accordance with Section 5.1;

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(ii)               in connection with any Approved IPO in which the Company acts as issuer, each holder of Units will receive securities issued in connection with such Approved IPO having a value equal to the same proportion of the sum of (1) the estimated aggregate net proceeds to the equity holders of the Company selling securities in the Approved IPO (less the reasonably estimated expenses of such Approved IPO to such equity holders), plus (2) the aggregate Pre-IPO Value that such holder would have received if all of the Company’s cash and other property had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in Section 5.1 as in effect immediately prior to such distribution assuming that the value of the Company immediately prior to such liquidation distribution was equal to the sum of such estimated aggregate net proceeds described in clause (1) above and the Pre-IPO Value; provided, however, that the securities issued in the Approved IPO with respect to unvested Class B Units shall remain subject to vesting in accordance with, and to the extent provided in, the applicable Grant Letter; provided further, however, that if (x) the foregoing provisions would result in the holders of Class B Units receiving only a nominal amount of such securities or none, then the Board may elect to have such Class B Units canceled for no consideration. For the sake of clarity, CEC may elect in connection with a proposed Approved IPO where a subsidiary of the Company or another entity that is not the Company or its successor is the issuer in such Approved IPO to not cause the foregoing exchange in connection therewith and, to the extent such exchange does not occur, this Agreement will continue in effect after an Approved IPO in accordance with its terms;

(iii)             in connection with any Company Sale or Approved IPO, no Unitholder other than CEC shall be (A) required to make any representations and warranties other than representations and warranties solely with respect to such Unitholder, (B) liable for any indemnification obligations to any potential purchaser or underwriter in respect of such representations on a joint, rather than several, basis, and in no event with respect to an amount in excess of the net cash proceeds paid to such Unitholder in such transaction, and (C) subject to any escrow, holdback or similar arrangement relating to such transaction other than on a pro rata basis with CEC and, in no event with respect to an amount in excess of the net cash process paid to such Unitholder in such transaction;

(iv)             no Unitholder shall be required to take any action in connection with any Company Sale or Approved IPO that would cause such Unitholder to spend money or incur liabilities (other than de minimis expenses or expenses paid by the Company pursuant to clause (v) below); and

(v)               the Company shall be obligated to pay any expenses incurred by the Company in connection with any Company Sale or Approved IPO, whether or not such Company Sale or Approved IPO is consummated, including bankers’ fees, attorneys’ fees and accountants’ fees.

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Section 9.4.          Preemptive Right. At any time prior to the consummation of a Qualified IPO, if the Company proposes to sell any Equity Securities to any Person in a transaction or transactions other than (i) in connection with a Qualified IPO, (ii) Equity Securities issued in exchange for non-cash consideration in an acquisition of a business or assets from a Person not an Affiliate of any Unitholder, (iii) an issuance of Class A Units in accordance with the terms of this Agreement (including, for the avoidance of doubt, pursuant to Section 4.2) or (iv) the issuance of Class B Units or options to purchase Membership Interests or other Equity Securities pursuant to incentive equity compensation plans approved by the Board of Managers and subject to the approvals set forth in Section 6.6, any Class A Unitholder who is an “accredited investor” as defined in Rule 501(a) under the Securities Act shall have the right to purchase directly or through any Affiliate, a pro rata amount (based on such Class A Unitholder’s Sharing Percentage) of such Equity Securities. Any participation pursuant to this Section 9.4 shall be on the same price, terms and conditions as applied to all offerees in the respective offering. In the event of a proposed transaction or transactions, as the case may be, that would give rise to preemptive rights of the Class A Unitholders, the Company shall provide notice (the “Initial Notice”) to such parties no later than twenty (20) Business Days prior to the expected consummation of such transaction or transactions. Each party possessing preemptive rights hereunder shall provide notice of its election to exercise such rights within thirty (30) days after delivery of such Initial Notice from the Company. (Each party electing to exercise its preemptive right in such instance is referred to as an “Electing Party”). The failure of a Class A Unitholder to respond to the Initial Notice and affirmatively exercise its preemptive right in accordance with the terms of this Agreement shall be deemed an election not to exercise its preemptive right in connection with such proposed transaction or transactions, but shall not affect such Class A Unitholder’s preemptive right in relation to any future transaction or transactions in accordance with this Section 9.4. If a Class A Unitholder shall elect not to exercise its preemptive right, then each Electing Party shall have the right to purchase additional Equity Securities (a “Subsequent Purchase”), from those securities as to which no such right was exercised, in an amount equal to such Electing Party’s Sharing Percentage relative to the Sharing Percentages of the other Electing Parties. In the event of a situation described in the preceding sentence in which a Class A Unitholder elects not to exercise its preemptive right with respect to a proposed transaction or transactions, the Company shall provide notice (the “Subsequent Notice”) of such fact within three (3) Business Days following the receipt of all of the notices concerning such elections from the parties possessing such preemptive rights. Each Electing Party shall respond to this Subsequent Notice by sending a response notice with respect thereto within three (3) Business Days after delivery of the Subsequent Notice. The failure of an Electing Party to respond to such Subsequent Notice and affirmatively exercise its preemptive right in accordance with the terms of this Agreement shall be deemed an election not to exercise its preemptive right in connection with such Subsequent Purchase, but shall not affect such Class A Unitholder’s preemptive right in relation to any future transaction or transactions in accordance with this Section 9.4. At any time within thirty (30) days after the determination of the Class A Unitholders which have exercised their preemptive rights under this Section 9.4 and the amount of Equity Securities each such Class A Unitholder or its Affiliates will acquire pursuant to this Section 9.4, if there remain available any of the Equity Securities proposed by the Company as to which no preemptive right has been exercised, the Company may sell such Equity Securities to third parties not affiliated with the Company at a price and on terms and conditions no more favorable to such third parties than that set forth in the Initial Notice. After the expiration of such thirty (30) day period, if the Company has not sold the Equity Securities subject to the Initial Notice, the Company may not sell such Equity Securities without complying again with the provisions of this Section 9.4.

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Section 9.5.          Right of Participation.

(a)                Subject to Section 9.1, in the event that at any time prior to the consummation of a Qualified IPO, CEC (in such capacity, the “Transferring Unitholder”) proposes to Dispose of fifty-one percent (51%) or more of its Class A Units in one transaction or a series of related transactions and (i) such proposed Disposition does not constitute a Permitted Transfer and (ii) CEC does not elect to exercise its right to cause a Company Sale pursuant to Section 9.3, then such Transferring Unitholder shall offer (a “Participation Offer”) to BROG and each other Member designated by the Managers as having rights under this Section 9.5 (a “Participation Member”) to include in the proposed Disposition a number of each Participation Member’s Units equal to the product of (A) a fraction, the numerator of which is the pro rata ownership in the Company on an Adjusted Basis represented by the Units proposed to be included in the Disposition by the Transferring Unitholder, and the denominator of which is the pro rata ownership in the Company on an Adjusted Basis of all Units owned by the Transferring Unitholder, multiplied by (B) the pro rata ownership in the Company on an Adjusted Basis represented by all of such Participation Member’s Units.

(b)               The Transferring Unitholder shall give written notice (a “Participation Notice”) to each Participation Member at least ten (10) Business Days prior to the proposed Participation Sale. The Participation Notice shall specify the proposed transferee, the number of Class A Units proposed to be included in the proposed sale under this Section 9.5 (a “Participation Sale”), the purchase price (and if the proposed Disposition is to be wholly or partly for consideration other than cash, the Participation Notice shall state the amount of cash consideration, if any, and shall describe all non-monetary consideration), all other material terms and conditions of such proposed Participation Sale and the place and date on which such proposed Participation Sale is to be consummated. Each Participation Member who wishes to include Units in the proposed Participation Sale shall so notify the Transferring Unitholder (an “Acceptance Notice”) not more than thirty (30) days after the date of the Participation Notice.

(c)                The Participation Offer shall be conditioned upon the Transferring Unitholder’s sale of Units pursuant to the transactions contemplated in the Participation Notice with the transferee named therein. If any Participation Member accepts the Participation Offer (a “Participating Unitholder”), the Transferring Unitholder shall, to the extent necessary, reduce the Units it otherwise would have included in such proposed Participation Sale so as to permit the Participating Unitholders to include in the Participation Sale a number of Units corresponding to the amount that they are entitled include pursuant to this Section 9.5.

(d)               In any Disposition subject to Section 9.5, the aggregate consideration to be paid by the acquiring party shall be allocated to each class of Equity Securities, with such allocations determined based on the relative amount that would be distributable to such class of Equity Securities by applying Section 5.1 (including Exhibit 5.1) to such aggregate consideration (giving effect to all distributions actually made pursuant to Section 5.1 through the date of the Disposition).

(e)                The Acceptance Notice of a Participating Unitholder shall include wire transfer instructions for payment of the purchase price for the Units to be sold in such Participation Sale and shall be accompanied by a limited power-of-attorney authorizing the Transferring Unitholder to transfer its Equity Securities on the terms set forth in the Participation Notice and all other documents required to be executed in connection with such Participation Sale. Delivery of an Acceptance Notice shall constitute an irrevocable acceptance of the Participation Offer by such Participating Unitholder.

(f)                If, at the end of a sixty (60) day period after delivery of an Acceptance Notice (which sixty (60) day period shall be extended if any of the transactions contemplated by the Participation Offer are subject to regulatory approval until the expiration of five (5) Business Days after all such approvals have been received, but in no event later than ninety (90) days following receipt by the Transferring Unitholder of the Acceptance Notice), the Transferring Unitholder has not completed the transfer of its Equity Securities at a price and on terms and conditions no more favorable to the prospective transferee than the terms and conditions set forth in the Participation Notice, the Transferring Unitholder shall (i) return to each Participating Unitholder the limited power-of-attorney (and all copies thereof) that such Participating Unitholder executed and any other documents in the possession of the Transferring Unitholder executed by the Participating Unitholders in connection with the proposed Participation Sale, and (ii) not conduct any Disposition of its Equity Securities without again complying with this Section 9.5.

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(g)               Concurrently with the consummation of the Participation Sale, the Transferring Unitholder shall (i) notify the Participating Unitholders thereof, (ii) remit to the Participating Unitholders the total consideration for the Equity Securities of the Participating Unitholders transferred pursuant thereto, and (iii) promptly after the consummation of the Participation Sale, furnish such other evidence of the completion and the date of completion of such transfer and the terms thereof as may be reasonably requested by the Participating Unitholders.

(h)               If at the termination of the Participation Notice Period any other Unitholder shall not have delivered an Acceptance Notice, such other Unitholder shall be deemed to have waived its rights under this Section 9.5 with respect to the transfer of its Units pursuant to such Participation Sale.

(i)                 Notwithstanding anything contained in this Section 9.5, there shall be no liability on the part of the Transferring Unitholder to the Participating Unitholders if the Disposition of the Units pursuant to this Section 9.5 is not consummated for whatever reason.

(j)                 Notwithstanding anything contained in this Section 9.5, the rights and obligations of the other Unitholders to participate in a Participation Sale are subject to the following conditions:

(i)                 the Transferring Unitholder and all Participating Unitholders will receive the same form of consideration with the amount per Unit being in accordance with Section 9.5(d);

(ii)               no Participating Unitholder shall be required to take any action in connection with any Participation Sale that would cause such Participating Unitholder to spend money or incur liabilities (other than de minimis expenses or expenses paid by such Participating Unitholder pursuant to clause (iii) below); and

(iii)             no Unitholder participating therein shall be obligated to pay any expenses incurred in connection with any unconsummated Participation Sale, and each such Unitholder shall be obligated to pay only its pro rata share (based on the aggregate consideration received for Equity Securities Disposed) of expenses incurred in connection with a consummated Participation Sale to the extent such expenses are incurred for the benefit of all such Unitholders and are not otherwise paid by the Company or another Person.

ARTICLE X

Dissolution, Liquidation, and Termination

Section 10.1.      Dissolution. The Company shall dissolve and its affairs shall be wound up on the first to occur of the following (a “Liquidation Event”):

(a)                the election by the Board of Managers to dissolve the Company; or

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(b)               entry of a decree of judicial dissolution of the Company under Section 18-802 of the Act.

Section 10.2.      Liquidation and Termination. On dissolution of the Company, the liquidator shall be a Person selected by the Board of Managers. The liquidator shall proceed diligently to wind up the affairs of the Company at the direction of the Board of Managers and make final distributions as provided herein and in the Act. The costs of liquidation shall be borne as a Company expense. The steps to be accomplished by the liquidator are as follows:

(a)                As promptly as possible after dissolution and again after final liquidation, the liquidator shall cause a proper accounting to be made of the Company’s assets, liabilities, and operations through the last day of the calendar month in which the dissolution occurs or the final liquidation is completed, as applicable.

(b)               The liquidator shall pay, satisfy or discharge from Company funds all of the debts (including debts owing to any Member), liabilities and obligations of the Company (including all expenses incurred in liquidation) or otherwise make adequate provision for payment and discharge thereof (including the establishment of a cash escrow fund for contingent liabilities in such amount and for such term as the liquidator may reasonably determine).

(c)                To the extent that the Company has any assets remaining:

(i)                 The liquidator may sell any or all Company property and any resulting gain or loss from each sale shall be computed and allocated to the Capital Accounts of the Members as provided in Section 5.2; and

(ii)               With respect to all Company property that is not sold, the Fair Market Value of that property shall be determined and the Capital Accounts of the Members shall be adjusted to reflect the manner in which the unrealized income, gain, loss, and deduction inherent in property that has not been reflected in the Capital Accounts previously would be allocated among the Members under Section 5.2 if there were a taxable Disposition of that property for the Fair Market Value of that property on the date of distribution.

(d)               All remaining assets shall be distributed to the Members in accordance with Section 5.1. If such distributions do not correspond to the positive Capital Account balances of the Members immediately prior to such distributions, then income, gain, loss and deduction for the fiscal year in which the liquidation occurs (and if necessary and allowable and determined to be appropriate by the Board of Managers in prior fiscal years) shall be reallocated among the Members to cause, to the extent possible, the Members’ positive Capital Account balances immediately prior to such distribution to correspond to the amounts to be distributed under this Section 10.2(d).

(e)                All distributions in kind to the Members shall be valued for purposes of determining each Member’s interest therein at its Fair Market Value at the time of such distribution, and such distributions shall be made subject to the liability of each distributee for costs, expenses, and liabilities theretofore incurred or for which the Company has committed prior to the date of termination, and those costs, expenses, and liabilities shall be allocated to the distributee pursuant to this Section 10.2.

(f)                Any distribution to the Members in liquidation of the Company shall be made by the later of the end of the taxable year in which the liquidation occurs or ninety (90) days after the date of such liquidation. The distribution of cash and/or property to a Member in accordance with the provisions of this Section 10.2 constitutes a complete return to the Member of its Capital Contribution and a complete distribution to the Member of its Membership Interest and all the Company’s property and constitutes a compromise to which all Members have consented within the meaning of Section 18-502(b) of the Act.

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Section 10.3.      Deficit Capital Accounts. Notwithstanding anything to the contrary contained in this Agreement, and notwithstanding any custom or rule of law to the contrary, no Member shall be obligated to restore a deficit balance in its Capital Account at any time.

Section 10.4.      Certificate of Cancellation. On completion of the distribution of Company assets as provided herein, the Company shall be terminated and the Members shall file a certificate of cancellation with the Secretary of State of Delaware, cancel any other filings made pursuant to Section 1.5, and take such other actions as may be necessary to terminate the Company.

ARTICLE XI

Representations and Warranties

Section 11.1.      Representations and Warranties of Members to Each Other. Each Member hereby represents and warrants to the Company and the other Members as follows:

(a)                Such Member is acquiring its Units solely for its own account or for the account of its Permitted Transferees, for investment purposes, and not with a view to, or for resale in connection with, any distribution of Units in violation of applicable securities laws;

(b)               Such Member understands that the Units have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof, the availability of which depend in part upon the bona fide nature of its investment intent and upon the accuracy of its representations made in this Article XI;

(c)                Such Member understands that the Company is relying in part upon the representations and agreements contained in this Article XI for the purpose of determining whether the offer, sale and issuance of the Units meets the requirements for such exemptions;

(d)               Such Member is, or will at the time of its initial investment in the Company be, an “accredited investor” as defined in Rule 501(a) under the Securities Act or an employee of the Company or one of its subsidiaries;

(e)                Such Member (either alone or together with its advisors) has such knowledge, skill and experience in business, financial and investment matters that it is capable of evaluating the merits and risks of an investment in Units to which it is subscribing;

(f)                Such Member understands that the Units will be “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the U.S. Securities and Exchange Commission provide in substance that it may dispose of the Units only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and it understands that the Company has no obligation or intention to register any of the Units thereunder; and

(g)               Such Member has been furnished by the Company all information (or provided access to all information) regarding the business and financial condition of the Company, its expected plans for future business activities, the attributes of the Units being issued to such Member and the merits and risks of an investment in such Units which it has requested or otherwise needs to evaluate the investment in such Units; that in making the proposed investment decision, such Member is not relying on any representations or warranties other than any representations and warranties of the Company expressly contained in this Agreement and the representations and warranties of each other Member expressly contained in this Agreement; and that the offer to issue the Units hereunder was communicated to such Member in such a manner that it was able to ask questions of and receive answers from the management of the Company concerning the terms and conditions of the proposed transaction and that at no time was it presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general or public advertising or solicitation.

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(h)               The execution, delivery and performance, of this Agreement by such Member will not contravene, conflict with or result in a violation of any law, order or act of any governmental authority, provision of the certificate of incorporation, certificate of formation, certificate of limited partnership, bylaws, limited liability company agreement or agreement of limited partnership of such Member, as applicable, or any other agreement with any person. No consent or authorization of, filing with, notice to or other act by or in respect of, any governmental authority or any other person that has not been obtained on or before the Closing is required to be obtained by such Member in connection with the execution, delivery, performance, validity or enforceability of this Agreement. The execution, delivery and performance of this Agreement will not result in a violation by such Member of any requirement of law or any contractual obligation of such Member that has not been waived and will not result in, or require, the creation or imposition of any lien on any of its properties or revenues pursuant to any requirement of law or any such contractual obligation.

Section 11.2.      Survival of Representations and Warranties. All representations, warranties and covenants made by each of the Members in this Agreement (including pursuant to Section 11.1) shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement, regardless of any investigation made by or on behalf of any such party.

ARTICLE XII

General Provisions

Section 12.1.      Notices. Except as expressly set forth to the contrary in this Agreement, all notices, requests, or consents provided for or permitted to be given under this Agreement must be in writing and must be given either by depositing that writing in the United States mail, addressed to the recipient, postage paid, and registered or certified with return receipt requested or by delivering that writing to the recipient in person, by courier, by electronic transmission, or by facsimile transmission; and a notice, request, or consent given under this Agreement is effective on receipt by the Person to receive it or, in the case of electronic transmission, upon receipt of any non-automated response. All notices, requests, and consents to be sent to a Member must be sent to or made at the addresses given for that Member on Exhibit 3.1 or such other address as that Member may specify by notice to the other Members. All notices, requests, and consents to be sent to the Company must be sent to or made at the address of the Company’s principal place of business or such other address as set forth in Exhibit 3.1, or as the Company may specify by notice to the Members.

Section 12.2.      Amendment or Modification. Notwithstanding anything to the contrary contained herein, this Agreement may be amended or modified by the Board of Managers and with the consent of CEC, including in connection with implementing an action the Board of Managers is authorized to take under this Agreement; provided, that without the consent of the Members adversely affected thereby, this Agreement cannot be amended or modified (i) to increase the Capital Contribution obligation of any Member hereunder or to reduce the interest of such Member in the profits or capital of the Company in a disproportionate manner relative to other Members, or (ii) in any other manner that adversely affects any Member in a disproportionate manner relative to other Members, whether in such Member’s capacity as a holder of any class of Units or otherwise.

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Section 12.3.      Entire Agreement. This Agreement and the other Transaction Documents, along with any exhibits or schedules to such documents and any agreements or documents specifically referenced herein or therein, constitute the full and complete agreement of the parties hereto with respect to the subject matter hereof and thereof.

Section 12.4.      Effect of Waiver or Consent. The failure of any Person to insist upon strict performance of a covenant hereunder or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not be a waiver of such Person’s right to demand strict compliance in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder.

Section 12.5.      Successors and Assigns. Subject to Article IX, this Agreement shall be binding upon and inure to the benefit of the Members and their respective heirs, legal representatives, successors, and assigns.

Section 12.6.      Governing Law; Waiver of Jury Trial.

(a)                THIS AGREEMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AGREEMENT TO THE LAW OF ANOTHER JURISDICTION.

(b)               THE Parties hereby irrevocably submit to the exclusive jurisdiction of the DELAWARE CHANCERY COURT LOCATED IN WILMINGTON, DELAWARE, or, if such COURT does not have jurisdiction, any Federal Court of the United States of America or other delaware state court located in THE STATE OF DELAWARE and appropriate appellate courts therefrom, and each Party hereby irrevocably agrees that all claims in respect of such dispute, controversy or claim may be heard and determined in such courts. The Parties hereby irrevocably waive, to the fullest extent permitted by applicable Laws, any objection which they may now or hereafter have to the laying of venue of any such dispute, controversy or claim brought in any such court or any defense of inconvenient forum for the maintenance of such dispute, controversy or claim. Each Party agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

(c)                EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN (IN EACH CASE, WHETHER FOR CLAIMS SOUNDING IN CONTRACT OR IN TORT).

Section 12.7.      Severability. If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

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Section 12.8.      Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each Member shall execute and deliver any additional documents and instruments and perform any additional acts that may be reasonably necessary or appropriate to effectuate and perform the provisions of this Agreement and those transactions.

Section 12.9.      Title to Company Property. All property owned by the Company, whether real or personal, tangible or intangible, shall be deemed to be owned by the Company, and no Member, individually, shall have any ownership of such property. The Company shall hold all of its property in its own name.

Section 12.10.  Public Announcements. Neither the Company nor any Member shall issue any press release or other public statement with respect to this Agreement or the transactions contemplated hereby without reasonable advance notice of the same to the other Members and the prior written consent of CEC, unless such disclosure is required pursuant to applicable law or by order of a court of applicable jurisdiction (in which case the disclosing party shall give CEC reasonable advance notice of such disclosure).

Section 12.11.  No Third Party Beneficiaries. Except as otherwise provided in Article VIII, it is the intent of the parties hereto that no third-party beneficiary rights be created or deemed to exist in favor of any Person not a party to this Agreement, unless otherwise expressly agreed to in writing by the parties.

Section 12.12.  Confidentiality. Each Member will, and will cause each of its Managers, agents or other representatives to, keep confidential all non-public information received from or otherwise relating to, the Company, its subsidiaries, properties and businesses, (“Confidential Information”) and will not, and will not permit its Managers, agents or other Representatives to, (a) disclose Confidential Information to any other Person other than (i) to another party hereto for a valid business purpose of the Company, (ii) in the case of Members who are also officers of the Company, in carrying their duties in the best interests of the Company, or (iii) in the case of CEC, (A) any Person who would be a Permitted Transferee as of the time of such disclosure so long as such Person is subject to a confidentiality agreement with respect to the Confidential Information, (B) (I) any direct or indirect general partner or managing member or any Affiliate thereof or (II) any direct or indirect limited partners or members thereof, or (C) to any Person who is a potential acquirer in connection with the exercise of its rights under Section 9.3 so long as such Person is subject to a confidentiality agreement with respect to the Confidential Information, or (b) use Confidential Information for anything other than as necessary and appropriate in carrying out the business of the Company. The restrictions set forth herein do not apply to any disclosures required by law or regulatory authority (pursuant to the advice of counsel), so long as (x) the Person subject to such disclosure obligations provides prior written notice (to the extent reasonably practicable and permitted by applicable law) to the Company stating the basis upon which the disclosure is asserted to be required, and (y) the Person subject to such disclosure obligations takes all reasonable steps permitted by applicable law (without the obligation to spend money or incur liabilities) to oppose or mitigate any such disclosure. As used herein the term “Confidential Information” shall not include information that (i) is or becomes generally available to the public other than as a result of a disclosure by a Member or its partners, directors, officers, employees, agents, counsel, investment advisers or representatives (all such Persons being collectively referred to as “Representatives”) in violation of this Agreement, (ii) is or was available to such Member on a non-confidential basis prior to its disclosure to such Member or its Representatives by the Company or (iii) was or becomes available to such Member on a non-confidential basis from a source other than the Company, which source is or was (at the time of receipt of the relevant information) not, to the best of such Member’s knowledge, bound by a confidentiality agreement with (or other confidentiality obligation to) the Company or another Person. Notwithstanding the foregoing, BROG may make all required regulatory filings regarding this Agreement and its ownership in the Company, without the consent of the Company; provided, that BROG will use commercially reasonable efforts to provide the Company with an opportunity to review any Company-related disclosures contained in such filings prior to filing.

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Section 12.13.  Merger. Subject to Section 6.6(d)(ii), the Board of Managers may cause the Company to merge with or into, or convert into, any other Person or exchange interests with any other Person without the separate vote of the Members, provided, that if such merger, conversion or exchange results in the distribution of consideration to the Members, such consideration shall be allocated and distributed in accordance with Section 10.2(d); and provided, further, that any such merger, conversion or exchange that results in a Company Sale shall comply with the requirements of Article IX. Any merger, conversion, or interest exchange of the Company effected in accordance with this Section 12.13 that does not result in a Company Sale shall not be deemed to cause an assignment or other transfer of the Membership Interests under this Agreement.

Section 12.14.  Counterparts. This Agreement may be executed in any number of counterparts, with each such counterpart constituting an original and all of such counterparts constituting but one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Members have executed this Agreement in counterparts, as of the date first above written.

BROG:	BLACK RIDGE OIL & GAS, INC.

By:
Name:
Title:

CEC:	CHAMBERS ENERGY CAPITAL II, LP

By: CEC Fund II GP, LLC, its general partner

By:
Name: J. Robert Chambers
Title: Managing Director

CEC II TE, LLC

By: Chambers Energy Capital II TE, LP, its sole member

By: CEC Fund II GP, LLC, its general partner

By:
Name: J. Robert Chambers
Title: Managing Director

SIGNATURE PAGE TO
LIMITED LIABILITY COMPANY AGREEMENT OF

BLACK RIDGE HOLDING COMPANY, LLC

EXHIBIT 3.1

Member Addresses; Class A Unit Ownership; Class B Unit Ownership; Commitment Amounts

Member/Address	Initial Class A Units	Initial Capital Call Class A Units	Total Class A Units	Total Class B Units (Benchmark Amount)	Commitment Amount[1]
Chambers Energy Capital II, LP 600 Travis St., Suite 4700 Houston, TX 77002 Attention: Mr. Robert Finch Email: rfinch@chambersenergy.com	29,237,753.45	8,908,970.98	38,146,724.43	0	$26,726,912.93
CEC II TE, LLC 600 Travis St., Suite 4700 Houston, TX 77002 Attention: Mr. Robert Finch Email: rfinch@chambersenergy.com	3,580,574.87	1,091,029.02	4,671,603.89	0	$3,273,087.07
Black Ridge Oil & Gas, Inc. Email: ken.decubellis@blackridgeoil.com	1,727,280.44	0	1,727,280.44	1,000,000 ($0.00)	0
Total:	34,545,608.76	10,000,000.00	44,545,608.76	1,000,000	$30,000,000.00

[1] As noted in Section 4.2(b), the amounts contributed in connection with the Initial Capital Call Class A Units will reduce the Commitment Amounts listed in this column.

Exhibit 3.1

EXHIBIT 3.8

Form of Spousal Agreement

The spouse of the Member executing that certain Limited Liability Company Agreement of Black Ridge Holding Company, LLC, dated as of [ ˜ ], 2016 (the “LLC Agreement”), is aware of, understands and consents to the provisions of the LLC Agreement and each other Transaction Document that has been or will be executed by such Member or is otherwise binding on such Member, including any Grant Letter, and the binding effect of the LLC Agreement and such other Transaction Document upon any community property interest or marital settlement awards he or she may now or hereafter own or receive, and agrees that the termination of his or her marital relationship with such Member for any reason shall not have the effect of removing any Membership Interests subject to the LLC Agreement and any such other agreements from the coverage thereof and that his or her awareness, understanding, consent and agreement is evidenced by his or her signature below. Capitalized terms used but not defined in this Spousal Agreement have the meaning given to such terms in the LLC Agreement.

__________________________________
Print Name:

Exhibit 3.8

EXHIBIT 5.1

1.01 Distributions. All Available Cash and, to the extent permitted under the express terms and conditions of this Agreement, non-cash property shall be distributed to the Unitholders solely at such times and in such amounts as the Board of Managers shall declare. All Available Cash and, if applicable, other property declared by the Board of Managers to be available for distribution under this paragraph 1.01 shall be distributed among the Unitholders such that the cumulative distributions made by the Company reflect the order and amount required by each of the clauses set forth below in this paragraph 1.01, subject, however, to the terms of paragraph 1.02 below and subject to Section 5.4 of this Agreement:

(a)                FIRST, 100% to the Class A Unitholders, pro rata, until the Class A Unitholders have received distributions in aggregate totaling the then Class A Preference;

(b)               SECOND, 90% to the Class A Unitholders, pro rata, and 10% to the Class B Unitholders, pro rata, until the sum of the cumulative distributions received by CEC pursuant this clause (b) equals 250% of the aggregate Capital Contribution of its Class A Units; and

(c)                THEREAFTER, 80% to the Class A Unitholders, pro rata, and 20% to the Class B Unitholders, pro rata.

(d)               Available Cash shall be distributed pro rata among the holders of Units within each class of Units in the following manner:

(i)                in the case of clause (a) above, pro rata based on the relative amount of Class A Unreturned Capital Contributions; and

Exhibit 5.1

(ii)                in the case of clause clauses (b) and (c) above, (A) pro rata among the Class A Unitholders based on the number of Class A Units outstanding, and (B) pro rata among the Class B Unitholders based on the number of Class B Units outstanding (taking into account, with respect to the Class B Unitholders, Section 5.4 of this Agreement).

(e)                For the avoidance of doubt, for all purposes of this Exhibit 5.1, including for purposes of determining at any time the amount of each distribution (each, at the time of its determination, the “Current Distribution”) to be made to the Class A Unitholders as a group and the Class B Unitholders as a group: (i) the foregoing priorities reflected in clauses (a) through (d) of this paragraph 1.01 will be applied on a cumulative basis, meaning that such priorities for each Current Distribution shall be made in the aggregate taking into account the Current Distribution and all prior distributions (including distributions made pursuant to paragraph 1.02) as well as any adjustments to such priorities on account of aggregate Capital Contributions made to the Company; and (ii) the cumulative distributions taken into account in connection therewith shall be deemed to include the Repurchase Amounts for all Repurchased Class B Units repurchased prior to the making of the Current Distribution as though such Repurchase Amounts have been previously distributed to the Class B Unitholders.

1.02 Tax Distributions. Notwithstanding Section 5.1(a), but subject to Section 5.4 and the last sentence of this paragraph, to the extent of Available Cash, the Company shall distribute to each Member at least ten (10) days before each estimated tax payment due date (April 15, June 15, September 15 and December 15) with respect to each taxable year, an amount equal to such Member’s Assumed Tax Liability; provided that if the amount of Available Cash is not sufficient to make the foregoing payments in full, the amount that is available will be distributed in the same proportion as if the full amount were available. Distributions made pursuant to this paragraph 1.02 will be treated as advances of distributions to be made under paragraph 1.01 of this Exhibit 5.1 and will be credited against and will reduce future distributions to be made to each Member under paragraph 1.01 of this Exhibit 5.1 until such advance has been reduced to zero. Notwithstanding the foregoing, the Company shall not distribute amounts pursuant to this paragraph 1.02 in connection with (i) the allocation to a Member of income or gain attributable to or resulting from the transactions contemplated by the Debt Contribution Agreement or the Asset Contribution Agreement, (ii) a Liquidation Event or (iii) the sale of substantially all of the assets of the Company.

1.03 Certain Definitions

“Assumed Tax Liability” means an amount, as determined by the Board of Managers for each Member, that is equal to the excess, if any, of (i) an amount sufficient to satisfy such Member’s projected deemed federal, state and local income tax liability with respect to the cumulative income, gain, loss, deductions and other items allocated to such Member for tax purposes pursuant to Section 5.2(c) of this Agreement through the end of the current fiscal quarter over (ii) the cumulative distributions made to such Member under paragraph 1.01 of this Exhibit 5.1. For each Member, the Assumed Tax Liability will be calculated based on the highest marginal combined U.S. federal, state and local tax rate, which the Board of Managers estimates is applicable to such Member (or beneficial owner of a Member if such Member is a flow-through entity for federal income tax purposes) or such other jurisdiction of residence of such Member, with respect to ordinary income and capital gains, as applicable, (taking into account (i) the deductibility of state and local income taxes for U.S. federal income tax purposes and (ii) the character (e.g., long-term or short-term capital gain or ordinary or exempt) of the applicable income) and giving effect to any prior allocations of losses.

“BROG Contribution Amount” means $1,727,280.40, which is the equivalent of the contribution value implied by the CEC Loan Conversion Amount of the Class A Units owned by BROG as of the date hereof.

Exhibit 5.1

“CEC Loan Conversion Amount” means $32,818,328.32, which is the equivalent of the par value (including interest paid-in-kind) of the obligations of BROG under the Second Lien Credit Agreement among BROG as Borrower, the several lenders from time to time parties thereto, and Chambers Energy Management, LP, as of immediately prior the Effective Time (as defined in that certain Debt Contribution Agreement, dated as of [ ˜ ], 2016 by and among BROG, the Company and CEC).

“Class A Preference” means, at any time, an amount equal to (i) the funded portion of CEC’s Commitment Amount, plus (ii) the CEC Loan Conversion Amount, plus (iii) the BROG Contribution Amount, plus (iv) an amount necessary to produce a 10.0% internal rate of return on the amounts in (i), (ii) and (iii) above. The 10.0% internal rate of return will be calculated from the date hereof in the case of the Initial CEC Investment, the CEC Loan Conversion Amount, and the BROG Contribution Amount or the date of each respective subsequent investment made after Closing, in the case of each Subsequent CEC Investment.

“Class A Unreturned Capital Contributions” means, with respect to each Class A Unitholder at any time of determination, the aggregate amount of Capital Contributions made by such Class A Unitholder or its predecessor in interest as of such time (which, for the avoidance of doubt, shall include the Capital Contributions by each of CEC and BROG in respect of the Class A Units issued to them pursuant to the Debt Contribution Agreement and the Asset Contribution Agreement) less the cumulative amount of distributions to such Class A Unitholder or its predecessor in interest in return thereof pursuant to clause (a) of paragraph 1.01 above (for the avoidance of doubt, determined on a cumulative basis in accordance with clause (f) of paragraph 1.01 above).

“Current Distribution” has the meaning assigned to such term in clause (f) of paragraph 1.01 above.

“Repurchase Amount” means, in respect of any Repurchased Class B Unit, the amount paid by the Company for such Repurchased Class B Unit.

“Repurchased Class B Unit” means, at any time, any Class B Unit previously issued and outstanding that has been repurchased by the Company pursuant to the terms of any Grant Letter or otherwise.

Exhibit 5.1

EXHIBIT 6.2(a)

Name	Title
Phillip Z. Pace c/o Chambers Energy Capital 600 Travis St., Suite 4700 Houston, TX 77002 Email: pzpace@chambersenergy.com	Member of the Board of Managers (CEC Manager)
Brandon M. Wilson c/o Chambers Energy Capital 600 Travis St., Suite 4700 Houston, TX 77002 Email: bwilson@chambersenergy.com	Member of the Board of Managers (CEC Manager)
Ken Decubellis Email: ken.decubellis@blackridgeoil.com	Chief Executive Officer and Member of the Board of Managers (Management Manager)

Exhibit 6.2(a)